UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08915

Exact name of registrant as specified in charter:	Target Asset Allocation Funds

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2012

Date of reporting period:	7/31/2012

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

TARGET CONSERVATIVE ALLOCATION FUND

ANNUAL REPORT • JULY 31, 2012

Objective

Seeks current income and a reasonable level of capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Target Funds, Prudential Investments, Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

September 14, 2012

Dear Shareholder:

We hope you find the annual report for the Target Conservative Allocation Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

We are dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risk. We believe our Target Conservative Allocation Fund, which is managed by institutional quality asset managers selected and monitored by our research team, will help you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase.

Thank you for choosing the Target Conservative Allocation Fund.

Sincerely,

Stuart S. Parker, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Conservative Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.59%; Class B, 2.29%; Class C, 2.29%; Class R, 2.04%; Class X, 2.29%; Class Z, 1.29%. Net operating expenses: Class A, 1.54%; Class B, 2.29%; Class C, 2.29%; Class R, 1.79%; Class X, 2.29%; Class Z, 1.29%, after contractual reduction through 11/30/2013 for Class A and Class R shares.

Cumulative Total Returns (Without Sales Charges) as of 7/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	5.63%	21.64%	86.99%	—
Class B	4.86	17.23	73.64	—
Class C	4.86	17.24	73.65	—
Class R	5.39	20.26	N/A	42.84% (10/04/04)
Class X	4.86	17.56	N/A	37.55 (10/04/04)
Class Z	5.85	23.21	91.85	—
Customized Blend	7.76	28.42	87.09	—
S&P 500 Index	9.11	5.77	84.81	—
Lipper Mixed-Asset Target Allocation Conservative Funds Avg.	4.10	20.59	71.28	—

Average Annual Total Returns (With Sales Charges) as of 6/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.40%	2.43%	5.21%	—
Class B	–1.34	2.67	5.04	—
Class C	2.66	2.85	5.04	—
Class R	4.10	3.35	N/A	4.56% (10/04/04)
Class X	–2.34	2.36	N/A	3.97 (10/04/04)
Class Z	4.67	3.88	6.09	—
Customized Blend	6.50	4.69	6.07	—
S&P 500 Index	5.43	0.22	5.33	—
Lipper Mixed-Asset Target Allocation Conservative Funds Avg.	2.92	3.26	4.88	—

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Average Annual Total Returns (With Sales Charges) as of 7/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	–0.18%	2.83%	5.86%	—
Class B	–0.14	3.06	5.67	—
Class C	3.86	3.23	5.67	—
Class R	5.39	3.76	N/A	4.66% (10/04/04)
Class X	–1.14	2.76	N/A	4.06 (10/04/04)
Class Z	5.85	4.26	6.73	—

Average Annual Total Returns (Without Sales Charges) as of 7/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	5.63%	4.00%	6.46%	—
Class B	4.86	3.23	5.67	—
Class C	4.86	3.23	5.67	—
Class R	5.39	3.76	N/A	4.66% (10/04/04)
Class X	4.86	3.29	N/A	4.16 (10/04/04)
Class Z	5.85	4.26	6.73	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Target Conservative Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Customized Benchmark for the Target Conservative Allocation Fund (the Customized Blend) by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 2002) and the account values at the end of the current fiscal year (July 31, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales

Target Asset Allocation Funds/Target Conservative Allocation Fund	3

Your Fund’s Performance (continued)

charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class X shares are generally closed to new purchases. Class X shares are subject to a declining CDSC of 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1%, respectively for the first eight years, and a 12b-1 fee of 1% annually. Approximately 10 years after purchase Class X shares will automatically convert to Class A shares on a monthly basis. Class R and Z shares are not subject to a sales charge. Class R shares are subject to a 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Benchmark Definitions

Customized Blend

The Customized Benchmark for the Target Conservative Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (40%) and the Barclays U.S. Aggregate Bond Index (60%). The Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the

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amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. Customized Blend Closest Month-End to Inception cumulative total return as of 7/31/12 is 55.86% for Class R and Class X. Customized Blend Closest Month-End to Inception average annual total return as of 6/30/12 is 5.73% for Class R and Class X.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/12 is 45.45% for Class R and Class X. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/12 is 4.77% for Class R and Class X.

Lipper Mixed-Asset Target Allocation Conservative Funds Average

The Lipper Mixed-Asset Target Allocation Conservative Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category for the periods noted. Funds in the Lipper Average have a primary investment objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Mixed-Asset Funds are funds that, by portfolio practice, maintain a mix of between 20% and 40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/12 is 43.38% for Class R and Class X. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/12 is 4.46% for Class R and Class X.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes are measured from the closest month-end to inception date, and not from the Class’ actual inception date.

Target Asset Allocation Funds/Target Conservative Allocation Fund	5

Your Fund’s Performance (continued)

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2012, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Target Conservative Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index or average.

The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

Target Asset Allocation Funds/Target Conservative Allocation Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Target Conservative Allocation Fund’s Class A shares gained 5.63% for the year ended July 31, 2012, underperforming the 7.76% gain of the Customized Blend, a model portfolio described on page 4 that includes the Barclays U.S. Aggregate Bond Index (60%) and the Russell 3000 Index (40%). However, the Fund’s Class A shares outperformed the 4.10% return of the Lipper Mixed-Asset Target Allocation Conservative Funds Average.

How did the U.S. stock market perform?

The U.S. equity market experienced widespread volatility during the reporting period, which began on August 1, 2011. The U.S. stock market returned 7.33% for the year that ended July 31, 2012, according to the Russell 3000 Index.

•

Challenging market conditions were mostly caused by European sovereign debt issues and uncertainty over global growth. Investor sentiment swung between optimism and pessimism on macro-themes related to the euro zone.

•	U.S. economic growth proceeded at a tepid pace, as global uncertainty loomed. Unemployment remained elevated.

How did fixed-income markets perform?

The U.S. investment-grade bond market was roughly in line with U.S. stock markets and far ahead of declining international stock markets, returning 7.25% for the reporting period, including price change and interest income, according to the Barclays U.S. Aggregate Bond Index.

•

Early in the third quarter of 2011, concerns about the economic health of the U.S. and Europe rattled fixed income and foreign exchange markets. After Congress sparred over the U.S. debt ceiling, Standard & Poor’s downgraded the U.S. credit rating to AA+, compounding the negative market sentiment in credit markets. These events caused a flight-to-quality rally by investors that lifted the U.S. dollar.

•

Strong economic data pushed U.S. Treasury yields higher in October 2011. The combination of consistent U.S. Federal Reserve bond buying and strong investor demand for high-quality, liquid, U.S. dollar-denominated assets ultimately pushed prices higher and brought Treasury yields down (as bond prices move higher, yields move lower). Stronger Treasury prices helped most fixed income sectors post positive returns for 2011.

•	In the first quarter of 2012, risk aversion abated and U.S. Treasury yields rose modestly, driving relative strong performance.

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•

The second quarter was in many ways a “risk-averse” mirror image of the first quarter’s “risk-friendly” market environment. Toward the end of the reporting period, fixed income investors were somewhat encouraged by policy announcements in Europe.

How did asset allocation affect the Fund’s performance?

The Fund began the period with a slight overweight to equities, which had a negative impact on results. During the month of October the manager shifted from a slight overweight to equities to a significant underweight. This positioning did not pay off, especially in the month of October, and through the rest of the reporting period.

What contributed the most to the Fund’s relative performance?

Overall, asset management decisions detracted from relative performance. However, there were some bright spots—the fixed income portion of the Fund, which is managed by PIMCO, was the largest positive contributor to the Fund’s return.

•

PIMCO’s positioning and security selection in U.S. Government agency mortgage-backed securities added to returns. An allocation to selective non-agency mortgages amid continued investor demand also contributed. An underweight to investment-grade corporate bonds helped relative performance, since this sector underperformed similar-duration U.S. Treasuries.

•	PIMCO also purchased derivatives known as credit default swaps (CDS), which helped performance. A credit default swap functions like an insurance policy on a debt security.

•

A position in financial companies augmented the Fund’s performance. PIMCO’s exposure to interest rates in some European countries and Australia contributed positively to performance. PIMCO also held derivatives known as interest rate swaps, in order to manage the Fund’s exposure to interest rate risk, which helped performance.

•

An overweight to emerging market local debt enhanced PIMCO’s relative performance. This included exposure to local debt in Brazil, which was implemented using zero-coupon interest rate swaps, which are derivatives used to limit credit risk, which also helped.

•	PIMCO’s exposure to various foreign currencies, with an emphasis on emerging market currencies, detracted from performance as most of these currencies depreciated relative to the U.S. dollar.

Target Asset Allocation Funds/Target Conservative Allocation Fund	9

Strategy and Performance Overview (continued)

What detracted the most from the Fund’s relative performance?

The Fund’s large cap growth managers, Massachusetts Financial Services Company (MFS) and Marsico Capital Management were the largest detractors from the Fund’s relative performance.

In the MFS segment of the Fund, stock selection had a negligible, marginally positive effect on performance.

•

Holdings in Apple, Visa, Mastercard, American Tower, and the biotechnology industry helped performance. However, positions in Oracle, Checkpoint, and healthcare providers and services detracted. An underweight in consumer staples and information technology, both of which had strong returns in the Russell 3000 Index, hindered performance. An overweight in energy, the worst performing sector, also detracted.

•

An underweight to the materials and healthcare sectors slightly benefitted the Fund, since these sectors underperformed relative to the Index. However, risk positioning and significant underexposure to dividend-yielding stocks dragged on results.

The Marsico-managed segment of the Fund significantly underperformed due to sector allocations and risk exposures through poor stock selection. However, Marsico’s optimism regarding long-term growth trends, pricing dislocations, and misunderstood growth stocks hasn’t diminished despite the prevalent concerns of many investors during the period.

•

Marsico continued to maintain an intermediate-to-long-term investment focus, an aggressive risk posture, and a selective bias toward cyclical stocks (companies that are more sensitive to changes in the economy). Stock selection produced mixed results during the period. Positions in TJX, Visa, and Biogen helped performance.

•

The Marsico segment of the Fund was underweight in the strong information technology and consumer staples sectors. It also had an exposure to foreign stocks, which sharply underperformed. It was overexposed to riskier stocks, in addition to stocks with high price volatility. An underweight to dividend-paying stocks also detracted, as these stocks were heavily favored by investors. For example, during the reporting period, telecommunications led all sectors because these companies were paying highly attractive dividends.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2012, at the beginning of the period, and held through the six-month period ended July 31, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Target Asset Allocation Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Target Asset Allocation Funds/Target Conservative Allocation Fund	11

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Conservative Allocation Fund		Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,040.90	1.52%	$7.71
	Hypothetical	$1,000.00	$1,017.30	1.52%	$7.62

Class B	Actual	$1,000.00	$1,037.40	2.27%	$11.50
	Hypothetical	$1,000.00	$1,013.58	2.27%	$11.36

Class C	Actual	$1,000.00	$1,038.40	2.27%	$11.50
	Hypothetical	$1,000.00	$1,013.58	2.27%	$11.36

Class R	Actual	$1,000.00	$1,040.00	1.77%	$8.98
	Hypothetical	$1,000.00	$1,016.06	1.77%	$8.87

Class X	Actual	$1,000.00	$1,038.40	2.27%	$11.50
	Hypothetical	$1,000.00	$1,013.58	2.27%	$11.36

Class Z	Actual	$1,000.00	$1,042.70	1.27%	$6.45
	Hypothetical	$1,000.00	$1,018.55	1.27%	$6.37

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2012, and divided by the 366 days in the Fund’s fiscal year ended July 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of July 31, 2012

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.4%
COMMON STOCKS 38.7%

Aerospace & Defense 0.9%
103	AAR Corp.	$1,464
4,400	Boeing Co. (The)	325,204
1,300	Embraer SA, ADR (Brazil)	32,994
670	Hexcel Corp.(a)	15,604
1,600	Lockheed Martin Corp.	142,832
86	Moog, Inc. (Class A Stock)(a)	3,130
5,200	Northrop Grumman Corp.	344,240
3,600	Rockwell Collins, Inc.	182,052
55	Teledyne Technologies, Inc.(a)	3,426
220	Triumph Group, Inc.	13,757

		1,064,703

Air Freight & Logistics 0.1%
777	Atlas Air Worldwide Holdings, Inc.(a)	35,245
900	FedEx Corp.	81,270

		116,515

Airlines
1,781	JetBlue Airways Corp.(a)	9,813

Auto Components 0.3%
6,750	Johnson Controls, Inc.	166,387
900	Lear Corp.	31,995
2,600	Magna International, Inc. (Canada)	104,052

		302,434

Auto Parts & Equipment
892	Meritor, Inc.(a)	4,174
201	WABCO Holdings, Inc.(a)	11,039

		15,213

Beverages 0.5%
1,937	Anheuser-Busch InBev NV, ADR (Belgium)	153,449
5,074	Diageo PLC (United Kingdom)	135,626
2,000	Molson Coors Brewing Co. (Class B Stock)	84,640
3,500	PepsiCo, Inc.	254,555

		628,270

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	13

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Biotechnology 0.9%
1,140	Alexion Pharmaceuticals, Inc.(a)	$119,529
1,100	Amgen, Inc.	90,860
4,161	Biogen Idec, Inc.(a)	606,799
1,234	Celgene Corp.(a)	84,480
1,610	Gilead Sciences, Inc.(a)	87,471
820	Halozyme Therapeutics, Inc.(a)	7,396
249	Seattle Genetics, Inc.(a)	6,514
294	United Therapeutics Corp.(a)	16,105

		1,019,154

Building Products 0.1%
750	A.O. Smith Corp.	37,065
767	Lennox International, Inc.	33,495

		70,560

Business Services 0.2%
396	MasterCard, Inc. (Class A Stock)	172,882

Capital Markets 0.2%
700	Goldman Sachs Group, Inc. (The)	70,630
950	LPL Financial Holdings, Inc.	26,619
2,100	State Street Corp.	84,798

		182,047

Chemicals 0.8%
1,050	Airgas, Inc.	83,286
500	CF Industries Holdings, Inc.	97,880
230	Georgia Gulf Corp.	7,539
899	Huntsman Corp.	11,372
291	Intrepid Potash, Inc.(a)	6,792
650	Kraton Performance Polymers, Inc.(a)	15,223
800	PPG Industries, Inc.	87,568
5,688	Praxair, Inc.	590,187
268	Quaker Chemical Corp.	11,864
75	Scotts Miracle-Gro Co. (The) (Class A Stock)	2,993
375	TPC Group, Inc.(a)	14,438
85	Valspar Corp. (The)	4,267

		933,409

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks 1.8%
2,600	Associated Banc-Corp.	$32,474
500	Bank of Hawaii Corp.	23,355
4,500	CIT Group, Inc.(a)	164,340
499	Citizens Republic Bancorp, Inc.(a)	8,982
6,000	Fifth Third Bancorp	82,920
2,080	FirstMerit Corp.	33,696
800	Hancock Holding Co.	24,384
3,900	PNC Financial Services Group, Inc.	230,490
725	Prosperity Bancshares, Inc.	29,413
8,400	Regions Financial Corp.	58,464
167	Trustmark Corp.	4,038
14,936	U.S. Bancorp	500,356
142	UMB Financial Corp.	6,825
123	United Bankshares, Inc.	2,866
1,425	Webster Financial Corp.	29,241
24,384	Wells Fargo & Co.	824,423

		2,056,267

Commercial Services 0.7%
1,700	Corrections Corp. of America	52,836
1,030	FleetCor Technologies, Inc.(a)	38,028
626	GEO Group, Inc. (The)(a)	14,473
1,950	KAR Auction Services, Inc.(a)	31,219
825	McGrath RentCorp	21,953
371	PAREXEL International Corp.(a)	10,210
233	Sotheby’s	6,839
2,170	Verisk Analytics, Inc. (Class A Stock)(a)	109,042
4,265	Visa, Inc. (Class A Stock)	550,484
457	Waste Connections, Inc.	14,062

		849,146

Communications Equipment 0.1%
4,500	Cisco Systems, Inc.	71,775

Computer Services & Software 1.0%
5,058	Accenture PLC (Class A Stock) (Ireland)	304,997
710	Autodesk, Inc.(a)	24,083
14,564	EMC Corp.(a)	381,723
714	Fortinet, Inc.(a)	17,143
74	Global Payments, Inc.	3,169

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	15

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Computer Services & Software (cont’d.)
560	Google, Inc. (Class A Stock)(a)	$354,463
500	Manhattan Associates, Inc.(a)	23,345
479	Riverbed Technology, Inc.(a)	8,450
349	salesforce.com, Inc.(a)	43,402
625	Super Micro Computer, Inc.(a)	7,756
660	VeriFone Systems, Inc.(a)	23,951

		1,192,482

Computers & Peripherals 2.3%
3,707	Apple, Inc.(a)	2,264,087
1,984	Cognizant Technology Solutions Corp. (Class A Stock)(a)	112,632
14,100	Hewlett-Packard Co.	257,184
1,280	NetApp, Inc.(a)	41,818

		2,675,721

Construction
112	Meritage Homes Corp.(a)	3,931
240	Texas Industries, Inc.	10,025
78	URS Corp.	2,735

		16,691

Consumer Finance 0.1%
1,900	Capital One Financial Corp.	107,331
850	First Cash Financial Services, Inc.(a)	34,085

		141,416

Consumer Products & Services 0.2%
4,539	Estee Lauder Cos., Inc. (The) (Class A Stock)	237,753
80	Snap-on, Inc.	5,422
463	Vitamin Shoppe, Inc.(a)	25,428

		268,603

Containers & Packaging 0.1%
1,025	Packaging Corp. of America	31,560
1,000	Silgan Holdings, Inc.	41,210

		72,770

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Distribution/Wholesale 0.3%
650	LKQ Corp.(a)	$22,964
1,360	W.W. Grainger, Inc.	278,569

		301,533

Diversified Consumer Services 0.1%
5,600	H&R Block, Inc.	90,328

Diversified Financial Services 1.2%
480	Affiliated Managers Group, Inc.(a)	53,563
4,400	American Express Co.	253,924
20,753	Bank of America Corp.	152,327
1,469	BlackRock, Inc.	250,112
9,155	Citigroup, Inc.	248,375
13,200	JPMorgan Chase & Co.	475,200

		1,433,501

Diversified Operations
306	LVMH Moet Hennessy Louis Vuitton SA (France)	46,032

Diversified Telecommunication Services 0.2%
5,800	AT&T, Inc.	219,936

Electric Utilities 0.5%
3,500	American Electric Power Co., Inc.	147,840
3,600	Edison International	166,248
5,200	Exelon Corp.	203,424
1,500	PPL Corp.	43,350

		560,862

Electronic Components
140	Checkpoint Systems, Inc.(a)	1,077
306	Coherent, Inc.(a)	14,942
372	DTS, Inc.(a)	6,930
142	FLIR Systems, Inc.	2,904
330	InvenSense, Inc.(a)	4,257
264	Universal Display Corp.(a)	8,385
531	Universal Electronics, Inc.(a)	6,685
142	Woodward, Inc.	4,767

		49,947

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	17

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronic Equipment & Instruments 0.2%
9,300	Corning, Inc.	$106,113
139	EnerSys(a)	4,747
92	Itron, Inc.(a)	3,585
400	Littelfuse, Inc.	21,456
600	ScanSource, Inc.(a)	17,322
2,375	TE Connectivity Ltd. (Switzerland)	78,399

		231,622

Energy Equipment & Services 1.1%
1,600	Cameron International Corp.(a)	80,432
1,300	Diamond Offshore Drilling, Inc.	85,046
1,800	Ensco PLC (Class A Stock) (United Kingdom)	97,794
7,634	Halliburton Co.	252,914
9,479	National Oilwell Varco, Inc.	685,332
500	Oil States International, Inc.(a)	36,350

		1,237,868

Engineering/Construction
490	Fluor Corp.	24,294
1,125	MasTec, Inc.(a)	17,955
479	McDermott International, Inc. (Panama)(a)	5,605

		47,854

Entertainment & Leisure
405	Bally Technologies, Inc.(a)	17,703
115	Life Time Fitness, Inc.(a)	5,222
741	Pinnacle Entertainment, Inc.(a)	8,040
1,643	Shuffle Master, Inc.(a)	24,004

		54,969

Environmental Control
400	Stericycle, Inc.(a)	37,140

Farming & Agriculture 0.3%
4,716	Monsanto Co.	403,784

Financial - Bank & Trust
213	Astoria Financial Corp.	2,006

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Financial Services
118	Eaton Vance Corp.	$3,131
224	Jefferies Group, Inc.	2,809
113	Raymond James Financial, Inc.	3,799

		9,739

Food & Staples Retailing 0.5%
5,000	CVS Caremark Corp.	226,250
7,000	Kroger Co. (The)	155,190
2,324	Wal-Mart Stores, Inc.	172,975

		554,415

Food Products 0.3%
6,500	ConAgra Foods, Inc.	160,485
1,560	General Mills, Inc.	60,372
2,310	Kraft Foods, Inc. (Class A Stock)	91,730

		312,587

Foods 0.1%
1,149	Danone (France)	69,840
295	Fresh Market, Inc. (The)(a)	17,373
900	Post Holdings, Inc.(a)	26,640

		113,853

Gas Utilities
1,300	Atmos Energy Corp.	46,605
92	South Jersey Industries, Inc.	4,863

		51,468

Hand/Machine Tools 0.1%
88	Franklin Electric Co., Inc.	4,964
1,120	Stanley Black & Decker, Inc.	74,917

		79,881

Healthcare Equipment & Supplies 0.2%
96	Cantel Medical Corp.	2,508
64	MEDNAX, Inc.(a)	4,232
2,100	Medtronic, Inc.	82,782
920	Sirona Dental Systems, Inc.(a)	39,772
650	Teleflex, Inc.	41,431

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	19

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
279	Thoratec Corp.(a)	$9,572
1,000	Zimmer Holdings, Inc.	58,930

		239,227

Healthcare Products 0.2%
689	Arthrocare Corp.(a)	20,381
465	Bruker Corp.(a)	5,496
346	Cepheid, Inc.(a)	11,086
438	Cooper Cos., Inc. (The)	32,964
2,418	Covidien PLC (Ireland)	135,118
290	IDEXX Laboratories, Inc.(a)	25,569
575	West Pharmaceutical Services, Inc.	28,623

		259,237

Healthcare Providers & Services 0.2%
418	Centene Corp.(a)	15,901
3,600	CIGNA Corp.	145,008
900	LifePoint Hospitals, Inc.(a)	34,308

		195,217

Healthcare Services 0.3%
7,700	Aetna, Inc.	277,662
193	Air Methods Corp.(a)	21,043
125	Amedisys, Inc.(a)	1,524
100	AMERIGROUP Corp.(a)	8,988
67	Covance, Inc.(a)	3,145
117	Healthways, Inc.(a)	1,311

		313,673

Hotels & Motels 0.2%
2,952	Wynn Resorts Ltd.	276,750

Hotels, Restaurants & Leisure 0.5%
275	BJ’s Restaurants, Inc.(a)	10,884
900	Carnival Corp. (Panama)	29,952
134	Chipotle Mexican Grill, Inc.(a)	39,172
675	Choice Hotels International, Inc.	27,054
2,250	Las Vegas Sands Corp.	81,945

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
3,803	McDonald’s Corp.	$339,836
713	Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)(a)	6,503

		535,346

Household Products 0.2%
78	Helen of Troy Ltd. (Bermuda)(a)	2,376
1,900	Kimberly-Clark Corp.	165,129
475	WD-40 Co.	22,824

		190,329

Independent Power Production 0.1%
4,500	NRG Energy, Inc.(a)	89,190

Industrial Conglomerates 0.2%
11,600	General Electric Co.	240,700

Insurance 1.6%
10,300	Allstate Corp. (The)	353,290
1,725	American Equity Investment Life Holding Co.	20,131
7,600	American International Group, Inc.(a)	237,652
3,725	CNO Financial Group, Inc.(a)	30,880
1,062	HCC Insurance Holdings, Inc.	32,540
8,600	Marsh & McLennan Cos., Inc.	285,606
14,864	MetLife, Inc.	457,365
150	Protective Life Corp.	4,186
61	Reinsurance Group of America, Inc.	3,396
82	State Auto Financial Corp.	1,064
1,300	Tower Group, Inc.	24,232
2,600	Travelers Cos., Inc. (The)	162,890
89	United Fire Group, Inc.	1,744
6,300	Unum Group	119,007
384	Validus Holdings Ltd. (Bermuda)(a)	12,492
3,900	XL Group PLC (Ireland)	80,535

		1,827,010

Internet & Catalog Retail 0.5%
766	Amazon.com, Inc.(a)	178,708
589	priceline.com, Inc.(a)	389,765

		568,473

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	21

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet Services 0.2%
149	Digital River, Inc.(a)	$2,651
294	F5 Networks, Inc.(a)	27,454
1,235	LinkedIn Corp. (Class A Stock)(a)	126,773
2,254	Monster Worldwide, Inc.(a)	16,341
760	Sapient Corp.	7,570
427	TIBCO Software, Inc.(a)	11,994

		192,783

Internet Software & Services 0.7%
2,445	Baidu, Inc., ADR (Cayman Islands)(a)	294,672
1,680	eBay, Inc.(a)	74,424
2,350	Oracle Corp.	70,970
860	VeriSign, Inc.(a)	38,201
17,200	Yahoo!, Inc.(a)	272,448

		750,715

Investment Companies 0.1%
203,000	Hutchison Port Holdings Trust (Singapore)	154,280
528	KKR Financial Holdings LLC	4,815

		159,095

IT Services 0.1%
1,425	Broadridge Financial Solutions, Inc.	30,167
500	International Business Machines Corp.	97,990

		128,157

Leisure Equipment & Products 0.1%
2,400	Mattel, Inc.	84,408
689	Polaris Industries, Inc.	51,785

		136,193

Life Sciences Tools & Services 0.4%
7,492	Thermo Fisher Scientific, Inc.	417,080

Machinery 0.5%
1,125	Actuant Corp. (Class A Stock)	32,017
1,400	Cummins, Inc.	134,260
1,500	Deere & Co.	115,230
110	Gardner Denver, Inc.	6,268
3,100	PACCAR, Inc.	124,031

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Machinery (cont’d.)
1,000	Parker Hannifin Corp.	$80,320
241	Regal-Beloit Corp.	15,513
515	Terex Corp.(a)	10,043
173	Twin Disc, Inc.	3,387
275	Valmont Industries, Inc.	34,067

		555,136

Manufacturing 0.6%
223	Colfax Corp.(a)	6,454
7,024	Danaher Corp.	370,937
137	Harsco Corp.	2,911
1,340	Honeywell International, Inc.	77,787
6,100	Ingersoll-Rand PLC (Ireland)	258,701

		716,790

Media 1.2%
2,600	CBS Corp. (Class B Stock)	86,996
17,836	Comcast Corp. (Special Class A Stock)	569,504
1,270	Discovery Communications, Inc. (Class A Stock)(a)	64,300
3,000	Interpublic Group of Cos., Inc. (The)	29,610
5,980	News Corp. (Class A Stock)	137,660
270	Time Warner Cable, Inc.	22,931
4,200	Time Warner, Inc.	164,304
3,130	Viacom, Inc. (Class B Stock)	146,202
1,950	Walt Disney Co. (The)	95,823
700	Wiley, (John) & Sons, Inc. (Class A Stock)	33,355

		1,350,685

Metals & Mining 0.6%
132	AMCOL International Corp.	4,052
5,000	Freeport-McMoRan Copper & Gold, Inc.	168,350
950	Globe Specialty Metals, Inc.	11,904
910	Joy Global, Inc.	47,265
317	Northwest Pipe Co.(a)	7,719
2,491	Precision Castparts Corp.	387,500
518	RTI International Metals, Inc.(a)	11,629
86	Timken Co.	3,113
709	Titanium Metals Corp.	8,267

		649,799

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	23

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Miscellaneous Manufacturers
640	Polypore International, Inc.(a)	$23,782

Multi-Line Retail 0.3%
3,400	JC Penney Co., Inc.	76,534
5,000	Kohl’s Corp.	248,600

		325,134

Multi-Utilities 0.1%
4,900	Public Service Enterprise Group, Inc.	162,876

Office Electronics 0.1%
21,600	Xerox Corp.	149,688

Oil, Gas & Consumable Fuels 2.0%
450	Anadarko Petroleum Corp.	31,248
1,700	Apache Corp.	146,404
2,220	Cabot Oil & Gas Corp.	93,662
4,100	Chesapeake Energy Corp.	77,162
2,400	Chevron Corp.	262,992
2,400	ConocoPhillips	130,656
45	Core Laboratories NV (Netherlands)	5,020
1,300	Devon Energy Corp.	76,856
1,420	Dresser-Rand Group, Inc.(a)	66,044
147	Dril-Quip, Inc.(a)	10,776
500	EOG Resources, Inc.	49,005
820	EQT Corp.	46,248
1,080	FMC Technologies, Inc.(a)	48,730
243	Gulfport Energy Corp.(a)	5,006
700	Hess Corp.	33,012
515	Lufkin Industries, Inc.	23,716
5,400	Marathon Oil Corp.	142,938
1,600	Murphy Oil Corp.	85,856
1,070	Noble Energy, Inc.	93,550
2,009	Oasis Petroleum, Inc.(a)	52,596
2,270	Occidental Petroleum Corp.	197,558
335	Ocean Rig UDW, Inc. (Marshall Islands)(a)	5,022
102	ONEOK, Inc.	4,540
3,250	Phillips 66	122,200
567	Pioneer Natural Resources Co.	50,253
2,700	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	190,512

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
715	Schlumberger Ltd. (Netherlands)	$50,951
157	Swift Energy Co.(a)	2,934
5,000	Total SA, ADR (France)	229,750
100	WGL Holdings, Inc.	4,045

		2,339,242

Paper & Forest Products 0.1%
5,000	International Paper Co.	164,050

Pharmaceuticals 3.4%
12,422	Abbott Laboratories	823,703
3,129	Allergan, Inc.	256,797
1,100	AstraZeneca PLC, ADR (United Kingdom)	51,491
172	BioMarin Pharmaceutical, Inc.(a)	6,758
6,293	Bristol-Myers Squibb Co.	224,031
903	Catamaran Corp. (Canada)(a)	76,344
2,700	Eli Lilly & Co.	118,881
7,800	Endo Health Solutions, Inc.(a)	231,894
8,580	Express Scripts Holding Co.(a)	497,125
5,300	Johnson & Johnson	366,866
6,505	Mead Johnson Nutrition Co.	474,605
5,400	Merck & Co., Inc.	238,518
413	Natural Grocers by Vitamin Cottage, Inc.	8,375
1,200	Novartis AG, ADR (Switzerland)	70,344
177	Onyx Pharmaceuticals, Inc.(a)	13,270
12,900	Pfizer, Inc.	310,116
301	Salix Pharmaceuticals Ltd.(a)	13,491
2,100	Sanofi, ADR (France)	85,344
382	Theravance, Inc.(a)	11,127

		3,879,080

Pipelines 0.1%
4,172	Kinder Morgan, Inc.	149,399

Professional Services 0.1%
501	Duff & Phelps Corp. (Class A Stock)	7,385
1,400	Manpower, Inc.	49,812
675	Towers Watson & Co. (Class A Stock)	39,575

		96,772

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	25

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts 0.6%
4,100	American Tower Corp.	$296,471
14,300	Annaly Capital Management, Inc.	249,249
1,075	Associated Estates Realty Corp.	16,050
173	First Potomac Realty Trust	2,005
950	Highwoods Properties, Inc.	32,177
4,200	Kimco Realty Corp.	81,858
650	LaSalle Hotel Properties	17,069
319	Medical Properties Trust, Inc.	3,142
312	Redwood Trust, Inc.	4,022
803	Two Harbors Investment Corp.	9,210

		711,253

Retail & Merchandising 3.5%
469	AutoZone, Inc.(a)	175,983
875	Big Lots, Inc.(a)	35,446
345	Cash America International, Inc.	13,220
524	Chico’s FAS, Inc.	8,028
1,353	Costco Wholesale Corp.	130,132
6,111	Dollar General Corp.(a)	311,722
1,646	Dollar Tree, Inc.(a)	82,860
183	EZCORP, Inc. (Class A Stock)(a)	4,117
592	Genesco, Inc.(a)	39,202
6,027	Home Depot, Inc. (The)	314,489
4,459	Limited Brands, Inc.	212,025
3,129	Lululemon Athletica, Inc.(a)	176,726
2,100	Macy’s, Inc.	75,264
2,916	O’Reilly Automotive, Inc.(a)	250,018
1,200	PetSmart, Inc.	79,332
2,320	Ross Stores, Inc.	154,141
6,100	Staples, Inc.	77,714
8,910	Starbucks Corp.	403,445
2,768	Target Corp.	167,879
900	Tiffany & Co.	49,437
17,593	TJX Cos., Inc. (The)	779,018
530	Tractor Supply Co.	48,161
2,334	Urban Outfitters, Inc.(a)	71,304
6,278	Yum! Brands, Inc.	407,065

		4,066,728

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Road & Rail 0.1%
224	Landstar System, Inc.	$11,068
1,100	Norfolk Southern Corp.	81,455
1,100	Werner Enterprises, Inc.	25,388

		117,911

Semiconductors 0.3%
2,070	Altera Corp.	73,381
653	ASML Holding NV (Netherlands)	37,548
1,683	Broadcom Corp. (Class A Stock)(a)	57,020
66	Cabot Microelectronics Corp.	1,940
387	Cavium, Inc.(a)	10,457
195	Cymer, Inc.(a)	11,156
400	Hittite Microwave Corp.(a)	20,268
1,290	Linear Technology Corp.	41,602
1,725	Microsemi Corp.(a)	33,396
184	OYO Geospace Corp.(a)	17,440
4,575	RF Micro Devices, Inc.(a)	17,751
850	Semtech Corp.(a)	20,307
2,206	Teradyne, Inc.(a)	32,450

		374,716

Semiconductors & Semiconductor Equipment 0.5%
9,500	Intel Corp.	244,150
1,800	KLA-Tencor Corp.	91,638
925	MKS Instruments, Inc.	24,420
8,600	Texas Instruments, Inc.	234,264
809	Veeco Instruments, Inc.(a)	28,889

		623,361

Software 1.3%
3,764	CA, Inc.	90,600
999	Cerner Corp.(a)	73,846
4,818	Check Point Software Technologies Ltd. (Israel)(a)	234,010
1,063	Citrix Systems, Inc.(a)	77,259
1,602	Compuware Corp.(a)	14,754
9,400	Electronic Arts, Inc.(a)	103,588
663	MedAssets, Inc.(a)	8,745
24,200	Microsoft Corp.	713,174
397	OPNET Technologies, Inc.	10,497
1,530	Parametric Technology Corp.(a)	32,956

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	27

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software (cont’d.)
472	QLIK Technologies, Inc.(a)	$9,440
500	Red Hat, Inc.(a)	26,830
800	SS&C Technologies Holdings, Inc.(a)	19,440
875	Verint Systems, Inc.(a)	24,421
1,168	VMware, Inc. (Class A Stock)(a)	106,008

		1,545,568

Specialty Retail 0.2%
1,296	Aaron’s, Inc.	38,012
525	DSW, Inc. (Class A Stock)	31,038
246	Francesca’s Holdings Corp.(a)	7,727
1,900	Gap, Inc. (The)	56,031
475	Group 1 Automotive, Inc.	25,531
800	Lithia Motors, Inc. (Class A Stock)	22,288
336	Sally Beauty Holdings, Inc.(a)	8,877

		189,504

Telecommunications 0.7%
375	Arris Group, Inc.(a)	4,759
4,700	CenturyLink, Inc.	195,238
224	EZchip Semiconductor Ltd. (Israel)(a)	8,214
251	IPG Photonics Corp.(a)	13,009
519	NICE Systems Ltd., ADR (Israel)(a)	18,684
8,601	QUALCOMM, Inc.	513,308
57	SBA Communications Corp. (Class A Stock)(a)	3,366

		756,578

Textiles, Apparel & Luxury Goods 0.5%
4,368	NIKE, Inc. (Class B Stock)	407,753
62	PVH Corp.	4,925
346	Steven Madden Ltd.(a)	13,989
418	VF Corp.	62,407
775	Wolverine World Wide, Inc.	34,433

		523,507

Thrifts & Mortgage Finance
2,700	Capitol Federal Financial, Inc.	31,644

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Tobacco 0.2%
2,400	Altria Group, Inc.	$86,328
530	Lorillard, Inc.	68,179
1,390	Philip Morris International, Inc.	127,102

		281,609

Trading Companies & Distributors 0.1%
1,095	United Rentals, Inc.(a)	31,656
625	WESCO International, Inc.(a)	34,819

		66,475

Transportation 0.4%
133	Bristow Group, Inc.	6,088
1,895	Expeditors International of Washington, Inc.	67,405
750	Kansas City Southern	54,600
497	Quality Distribution, Inc.(a)	5,020
2,317	Union Pacific Corp.	284,087

		417,200

Wireless Telecommunication Services 0.2%
7,400	Vodafone Group PLC, ADR (United Kingdom)	212,750

	TOTAL COMMON STOCKS (cost $36,592,576)	44,699,608

PREFERRED STOCK 0.1%

Commercial Banks
2,650	Wells Fargo & Co., Series J, 8.00% (cost $50,782)	81,249

UNAFFILIATED MUTUAL FUND
3,175	Ares Capital Corp. (cost $43,000)	52,800

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	29

Portfolio of Investments

as of July 31, 2012 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

ASSET-BACKED SECURITIES 3.0%
AAA(c)		$ 265	Asset Backed Funding Certificates, Series 2004-OPT5, Class A1 0.596%(b), 06/25/34	$197,198
NR	EUR	154	Magnolia Funding Ltd., Series 2010-1A, Class A1, 144A (United Kingdom) 3.00%, 04/20/17	189,539
C		87	Merrill Lynch Mortgage Investors, Inc., Series 2006-RM5, Class A2A 0.306%(b), 10/25/37	16,970
AAA(c)		182	Plymouth Rock CLO Ltd., Series 2010-1A, Class A, 144A 1.966%(b), 02/16/19	181,924
Caa3		531	Sierra Madre Funding Ltd., (Cayman Islands)(b)(h) Series 2004-1A, Class 1A, 144A 0.626%, 09/07/39	340,837
Caa3		1,262	Series 2004-1A, Class ALTB, 144A 0.646%, 09/07/39	809,488
Aaa		1,021	SLM Student Loan Trust, Series 2008-9, Class A 1.951%(b), 04/25/23	1,054,455
Caa3		55	Soundview Home Equity Loan Trust, Series 2006-NLC1, Class A1, 144A 0.306%(b), 11/25/36	16,805
Aaa		700	Venture CDO Ltd., Series 2007-8A, Class A2A, 144A (Cayman Islands) 0.673%(b), 07/22/21	655,719

			TOTAL ASSET-BACKED SECURITIES (cost $3,621,636)	3,462,935

CORPORATE BONDS 21.4%

Airlines 0.3%
Ba2		300	Continental Airlines, Inc., Sr. Sec’d. Notes, 144A 6.75%, 09/15/15	312,000

Automobile Manufacturers 1.3%
A2		800	BMW US Capital LLC, Sr. Unsec’d. Notes, MTN 0.918%(b), 12/21/12	801,291
A3		700	Daimler Finance North America LLC, Sr. Unsec’d. Notes, 144A 1.071%(b), 03/28/14	699,001

				1,500,292

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Building & Construction 0.5%
Ba3	$ 600	Urbi Desarrollos Urbanos SAB de CV, Sr. Unsec’d. Notes, 144A (Mexico) 9.50%, 01/21/20	$609,000

Capital Markets 1.8%
A3	AUD 1,500	Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes 4.097%(b), 04/12/16	1,436,995
Baa1	700	Morgan Stanley, Sr. Unsec’d. Notes 1.427%(b), 04/29/13	696,020

			2,133,015

Diversified Financial Services 3.6%
Baa1	200	AK Transneft OJSC Via TransCapital Invest Ltd., Gtd. Notes (Ireland) 8.70%, 08/07/18	253,550
A3	1,500	Citigroup, Inc., Sr. Unsec’d. Notes 5.50%, 04/11/13	1,542,517
Ba1	200	Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes 5.625%, 09/15/15	216,612
Ba1	500	7.00%, 10/01/13	531,889
Ba3	700	International Lease Finance Corp., Sr. Sec’d. Notes, 144A 7.125%, 09/01/18	791,875
Aa3	800	JPMorgan Chase & Co., Sr. Unsec’d. Notes 4.25%, 10/15/20	866,738

			4,203,181

Electric Utilities 0.6%
Baa1	600	Ameren Illinois Co., Sr. Sec’d. Notes 6.25%, 04/01/18	712,936

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	31

Portfolio of Investments

as of July 31, 2012 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Financial - Bank & Trust 3.3%
Aa3	$100	Abbey National Treasury Services PLC, Bank Gtd. Notes, 144A (United Kingdom) 3.875%, 11/10/14	$100,020
Baa1	600	Banco Santander Brazil SA, Sr. Unsec’d. Notes, 144A (Brazil) 2.568%(b), 03/18/14	578,997
Baa1	800	Barclays Bank PLC, Sub. Notes, 144A (United Kingdom) 6.05%, 12/04/17	812,029
Aaa	100	ING Bank NV, Gov’t. Liquid Gtd. Notes, 144A (Netherlands) 3.90%, 03/19/14	105,123
BB+(c)	800	Lloyds TSB Bank PLC, Jr. Sub. Notes, 144A (United Kingdom) 12.00%(b), 12/29/49	847,016
Aa2	700	Nordea Bank AB, Sr. Unsec’d. Notes, 144A (Sweden) 4.875%, 01/14/21	792,819
A2	600	Royal Bank of Scotland PLC, (The), Bank Gtd. Notes (United Kingdom) 4.375%, 03/16/16	626,465

			3,862,469

Financial Services 2.4%
B1	600	Ally Financial, Inc., Gtd. Notes 8.00%, 03/15/20	713,250
NR	500	Lehman Brothers Holdings, Inc.,(d) Sr. Unsec’d. Notes, MTN 5.625%, 01/24/13	121,250
NR	400	6.875%, 05/02/18	98,500
		Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN
Baa2	100	5.571%, 10/04/12	100,356
Baa2	500	6.875%, 04/25/18	577,127
Baa2	600	TNK-BP Finance SA, Gtd. Notes (Luxembourg) 6.625%, 03/20/17	664,500

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Financial Services (cont’d.)
Aa3	$400	UBS AG, Notes (Switzerland) 4.875%, 08/04/20	$442,807

			2,717,790

Healthcare Providers & Services 0.5%
Baa3	500	Cardinal Health, Inc., Sr. Unsec’d. Notes 6.00%, 06/15/17	579,778

Insurance 0.5%
Baa1	500	American International Group, Inc., Sr. Unsec’d. Notes 8.25%, 08/15/18	616,008

IT Services 0.5%
A2	500	HP Enterprise Services LLC, Sr. Unsec’d. Notes 6.00%, 08/01/13	524,047

Metals & Mining 1.6%
Ba1	600	CSN Resources SA, Gtd. Notes, 144A (Luxembourg) 6.50%, 07/21/20	649,500
Baa2	1,000	Spectra Energy Capital LLC, Gtd. Notes 6.20%, 04/15/18	1,201,445

			1,850,945

Oil, Gas & Consumable Fuels 1.3%
A2	400	BP Capital Markets PLC, Gtd. Notes (United Kingdom) 3.125%, 10/01/15	427,803
A2	300	4.50%, 10/01/20	351,525
Baa1	500	Pride International, Inc., Gtd. Notes 7.875%, 08/15/40	743,825

			1,523,153

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	33

Portfolio of Investments

as of July 31, 2012 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Pharmaceuticals 0.3%
B1	$ 300	Valeant Pharmaceuticals International, Gtd. Notes, 144A 6.75%, 08/15/21	$303,750

Tobacco 0.9%
Baa1	700	Altria Group, Inc., Gtd. Notes 9.70%, 11/10/18	998,404

Transportation 2.0%
Baa3	2,000	Con-Way, Inc., Sr. Unsec’d. Notes 7.25%, 01/15/18	2,337,054

		TOTAL CORPORATE BONDS (cost $22,643,862)	24,783,822

FOREIGN GOVERNMENT BONDS 4.9%
Aaa	EUR 800	Bundesobligation, Unsec’d. Notes (Germany) 4.00%, 10/11/13	1,031,966
Aaa	EUR 1,600	Bundesschatzanweisungen, Unsec’d. Notes (Germany) 0.75%, 09/13/13	1,986,131
Aaa	CAD 200	Canadian Government, Unsec’d. Notes (Canada) 3.25%, 06/01/21	226,437
Aaa	700	Kommunalbanken A/S, Sr. Unsec’d. Notes, 144A (Norway)(h) 2.375%, 01/19/16	735,210
Baa3	BRL 1,300	Republic of Brazil, Sr. Unsec’d. Notes (Brazil) 12.50%, 01/05/22	911,941
Baa1	700	Vnesheconombank Via VEB Finance PLC, Sr. Unsec’d. Notes, 144A (Russia) 5.375%, 02/13/17	740,761

		TOTAL FOREIGN GOVERNMENT BONDS (cost $5,334,029)	5,632,446

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

MUNICIPAL BONDS 1.3%

California 0.4%
Aa3	$400	California State Public Works Board Lease, Revenue Bonds 7.804%, 03/01/35	$482,064

Illinois 0.6%
Aa3	200	Chicago Transit Authority, Series A, Revenue Bonds 6.899%, 12/01/40	247,572
Aa3	300	Chicago Transit Authority, Series B, Revenue Bonds 6.899%, 12/01/40	371,358

			618,930

Texas 0.3%
AAA(c)	300	Dallas County Hospital District, Series B, General Obligation Ltd. 6.171%, 08/15/34	355,773

		TOTAL MUNICIPAL BONDS (cost $1,200,000)	1,456,767

RESIDENTIAL MORTGAGE-BACKED SECURITIES 2.7%
		American Home Mortgage Assets, Series 2006-1, Class 2A1
Ca	270	0.436%(b), 05/25/46	151,538
D(c)	126	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1 3.117%(b), 05/25/47	85,639
Caa1	149	Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2 2.886%(b), 05/25/35	130,977
Ca	297	Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A 0.457%(b), 07/20/46	126,058
Aaa	12	Fannie Mae, Series 1992-146, Class PZ 8.00%, 08/25/22	14,074

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	35

Portfolio of Investments

as of July 31, 2012 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Aaa	$ 395	FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1 1.526%(b), 07/25/44	$400,085
Aaa	38	Freddie Mac, Series 41, Class F 10.00%, 05/15/20	40,940
Aaa	172	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.644%(b), 09/25/35	170,495
C	780	Series 2006-OA1, Class 2A2 0.506%(b), 08/25/46	174,514
Caa1	568	Homebanc Mortgage Trust, Series 2006-1, Class 4A1 5.573%(b), 04/25/37	500,002
Aaa	200	Permanent Master Issuer PLC, (United Kingdom) Series 2011-1A, Class 1A1, 144A 1.855%(b), 07/15/42	201,459
Aaa	EUR 500	Series 2011-1A, Class 1A3, 144A 1.797%(b), 07/15/42	621,037
NR	96	Vendee Mortgage Trust, Series 2000-1, Class 1A 6.809%(b), 01/15/30	116,246
Caa1	268	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR15, Class 2A 2.618%(b), 11/25/46	214,453
Caa3	274	Series 2007-OA2, Class 1A 0.847%(b), 03/25/47	172,415

		TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $3,623,170)	3,119,932

U.S. GOVERNMENT AGENCY OBLIGATIONS 14.7%
	6	Federal Home Loan Mortgage Corp. 2.467%(b), 08/01/23	6,485
	199	2.833%(b), 03/01/36	213,131
	83	5.50%, 01/01/38	90,678
	4,000	Federal National Mortgage Assoc. 2.50%, TBA	4,161,250
	326	2.558%(b), 06/01/35	347,832
	1,000	3.00%, TBA	1,037,500
	2,000	3.50%, TBA	2,116,875

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Principal Amount (000)#	Description	Value (Note 1)

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
$2,000	3.50%, TBA	$2,125,625
35	3.933%(b), 05/01/36	37,448
1,000	4.00%, TBA	1,069,531
1,151	4.50%, 04/01/24 - 01/01/26	1,242,745
1,000	4.50%, TBA	1,076,250
22	5.00%, 06/01/23	23,691
160	5.50%, 12/01/36	176,074
36	7.50%, 01/01/32	36,883
4	Government National Mortgage Assoc. 1.625%(b), 09/20/22	4,355
3,000	3.00%, TBA	3,156,562
26	4.50%, 08/15/33-09/15/33	28,265
36	8.50%, 02/20/30-06/15/30	43,358

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $16,864,250)	16,994,538

U.S. TREASURY OBLIGATIONS 11.6%
600	U.S. Treasury Bonds 1.75%, 05/15/22	614,156
2,600	2.00%, 11/15/21(e)	2,734,061
300	2.00%, 02/15/22	314,766
300	2.125%, 08/15/21	319,594
100	3.00%, 05/15/42	108,750
1,200	3.125%, 11/15/41	1,338,000
1,400	3.75%, 08/15/41	1,748,468
200	4.375%, 02/15/38 - 11/15/39	274,531
100	7.50%, 11/15/24	163,938
36	8.125%, 05/15/21	56,630
2,300	U.S. Treasury Inflationary Indexed Bonds, TIPS 0.125%, 01/15/22	2,521,208
200	2.125%, 02/15/41	316,054
300	2.50%, 01/15/29	460,348
100	U.S. Treasury Notes 0.875%, 02/28/17	101,555
700	2.125%, 12/31/15	742,000
100	2.375%, 05/31/18	109,156
1,338	2.625%, 08/15/20 - 11/15/20	1,487,695

	TOTAL U.S. TREASURY OBLIGATIONS (cost $12,521,355)	13,410,910

	TOTAL LONG-TERM INVESTMENTS (cost $102,494,660)	113,695,007

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	37

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description		Value (Note 1)

SHORT-TERM INVESTMENTS 14.4%
AFFILIATED MONEY MARKET MUTUAL FUND 3.0%
3,417,683	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $3,417,683)(f)		$3,417,683

Principal Amount (000)#
REPURCHASE AGREEMENTS(i) 10.8%
$6,800	Barclays Capital, Inc. 0.17%, dated 07/31/12 due 8/01/12 in the amount of $6,800,032		6,800,000
5,700	Credit Suisse Securities (USA) LLC, 0.2%, dated 07/31/12 due 08/01/12 in the amount of $5,700,032		5,700,000

	TOTAL REPURCHASE AGREEMENTS (cost $12,500,000)		12,500,000

CERTIFICATE OF DEPOSIT 0.6%
	Banco do Brasil New York, (cost $687,569)
700	1.97%(g), 06/28/13		693,857

Notional Amount (000)#		Counterparty
OPTION PURCHASED(a)

Put Option
200	Currency Option USD vs CAD expiring 05/16/13, @ FX Rate 6.51 (cost $1,035)	JPMorgan Chase	885

	TOTAL SHORT-TERM INVESTMENTS (cost $16,606,287)		16,612,425

	TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 112.8% (cost $119,100,947; Note 5)		130,307,432

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Notional Amount (000)#	Description	Counterparty	Value (Note 1)

OPTIONS WRITTEN(a) (0.1)%

Call Options (0.1)%
$200	Interest Rate Swap Options, Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America	$(4,757)
3,000	Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	(71,359)

			(76,116)

Put Options
200	Interest Rate Swap Options, Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America	(740)
3,000	Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	(11,101)

			(11,841)

	TOTAL OPTIONS WRITTEN (premiums received $99,480)		(87,957)

	TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 112.7% (cost $119,001,467; Note 5)		130,219,475
	Liabilities in excess of other assets(j) (12.7)%		(14,663,924)

	NET ASSETS 100%		$115,555,551

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

CDO—Collaterlized Debt Obligation

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligations

FHLMC—Federal Home Loan Mortgage Corporation

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

NR—Not Rated by Moody’s or Standard & Poor’s

SLM—Student Loan Mortgage

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	39

Portfolio of Investments

as of July 31, 2012 continued

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CNY—Chinese Yuan

EUR—Euro

GBP—British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

SGD—Singapore Dollar

TWD—New Taiwanese Dollar

USD—United States Dollar

†	The ratings reflected are as of July 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Non-income producing security.
(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2012.
(c)	Standard & Poor’s rating.
(d)	Represents issuer in default on interest payments. Non-income producing security.
(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(g)	Rates shown are the effective yields at purchase date.
(h)	Indicates a security or securities that have been deemed illiquid.
(i)	Repurchase agreements are collateralized by U.S. Treasury Notes (coupon rates 3.13% - 6.13%, maturity dates 06/13/17 - 11/25/27), with the aggregate value, including accrued interest of $12,773,934.
(j)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at July 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2012	Unrealized Depreciation(1)
	Short Positions:
34	5 Year U.S. Treasury Notes	Sep. 2012	$4,209,665	$4,242,562	$(32,897)
3	10 Year U.S. Treasury Notes	Sep. 2012	400,125	403,969	(3,844)

					$(36,741)

(1)	Cash of $3,000 and U.S. Treasury Securities with a market value of $24,186 has been segregated to cover requirements for open futures contracts at July 31, 2012.

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Forward foreign currency exchange contracts outstanding at July 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 08/02/12	UBS Securities	BRL	2,025	$1,007,694	$987,789	$(19,905)
Chinese Yuan,
Expiring 02/01/13	Barclays Capital Group	CNY	13,295	2,108,628	2,068,933	(39,695)
Expiring 02/01/13	Deutsche Bank	CNY	291	46,248	45,291	(957)
Expiring 02/01/13	Deutsche Bank	CNY	27	4,186	4,128	(58)
Expiring 02/01/13	Goldman Sachs & Co.	CNY	797	127,000	123,977	(3,023)
Expiring 02/01/13	JPMorgan Chase	CNY	880	138,076	136,906	(1,170)
Expiring 02/01/13	JPMorgan Chase	CNY	718	114,373	111,757	(2,616)
Expiring 08/05/13	Deutsche Bank	CNY	743	118,602	114,928	(3,674)
Euro,
Expiring 08/03/12	Deutsche Bank	EUR	438	536,835	538,937	2,102
Expiring 10/15/12	JPMorgan Chase	EUR	451	555,677	555,451	(226)
Expiring 10/15/12	Royal Bank of Scotland	EUR	31	38,460	38,180	(280)
Japanese Yen,
Expiring 09/10/12	JPMorgan Chase	JPY	3,487	44,063	44,654	591
Expiring 09/10/12	UBS Securities	JPY	9,514	120,808	121,834	1,026
Mexican Peso,
Expiring 08/15/12	JPMorgan Chase	MXN	8,381	641,121	629,232	(11,889)
Expiring 12/03/12	Credit Suisse First Boston Corp.	MXN	109	8,095	8,064	(31)
Expiring 12/03/12	Hong Kong & Shanghai Bank	MXN	8,381	618,916	622,409	3,493
New Taiwanese Dollar,
Expiring 11/30/12	Barclays Capital Group	TWD	13,711	465,249	457,755	(7,494)
Norwegian Krone,
Expiring 08/28/12	BNP Paribas	NOK	635	104,233	105,230	997
Expiring 08/28/12	Hong Kong & Shanghai Bank	NOK	634	104,050	105,065	1,015
Expiring 08/28/12	Royal Bank of Scotland	NOK	635	104,268	105,230	962
Singapore Dollar,
Expiring 08/03/12	UBS Securities	SGD	1	660	655	(5)
Expiring 10/22/12	Royal Bank of Scotland	SGD	1	648	656	8

				$7,007,890	$6,927,061	$(80,829)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	41

Portfolio of Investments

as of July 31, 2012 continued

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 08/09/12	Deutsche Bank	AUD	2,190	$2,188,237	$2,299,369	$(111,132)
Brazilian Real,
Expiring 08/02/12	Barclays Capital Group	BRL	2,025	1,035,680	987,789	47,891
Expiring 10/02/12	UBS Securities	BRL	2,025	997,960	976,751	21,209
British Pound,
Expiring 09/12/12	BNP Paribas	GBP	291	449,944	456,233	(6,289)
Canadian Dollar,
Expiring 09/20/12	UBS Securities	CAD	205	199,434	204,190	(4,756)
Chinese Yuan,
Expiring 10/15/12	BNP Paribas	CNY	11,470	1,806,644	1,792,702	13,942
Euro,
Expiring 10/15/12	Citigroup Global Markets	EUR	17	20,749	20,937	(188)
Expiring 10/15/12	UBS Securities	EUR	1,717	2,115,492	2,114,655	837
Expiring 09/13/13	JPMorgan Chase	EUR	1,600	1,971,600	1,980,500	(8,900)
Expiring 10/11/13	JPMorgan Chase	EUR	108	130,996	133,738	(2,742)
Expiring 10/11/13	JPMorgan Chase	EUR	756	932,564	936,166	(3,602)
Indian Rupee,
Expiring 10/03/12	Hong Kong & Shanghai Bank	INR	434	7,480	7,710	(230)
Japanese Yen,
Expiring 09/10/12	Citigroup Global Markets	JPY	20,372	260,982	260,879	103
Mexican Peso,
Expiring 08/15/12	Hong Kong & Shanghai Bank	MXN	8,381	625,148	629,232	(4,084)
New Taiwanese Dollar,
Expiring 11/30/12	Citigroup Global Markets	TWD	4,142	139,000	138,293	707
Expiring 11/30/12	UBS Securities	TWD	2,982	100,000	99,558	442
Expiring 11/30/12	UBS Securities	TWD	6,435	216,000	214,829	1,171
Singapore Dollar,
Expiring 08/03/12	Royal Bank of Canada	SGD	1	648	656	(8)
South Korean Won,
Expiring 09/28/12	Barclays Capital Group	KRW	5,713	4,920	5,033	(113)

				$13,203,478	$13,259,220	$(55,742)

See Notes to Financial Statements.

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Interest rate swap agreements outstanding at July 31, 2012:

Notional Amount (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
AUD	400	12/15/17	5.500%	6 month Australian Bank Bill rate(1)	$41,166	$(1,470)	$42,636	Barclays Bank PLC
AUD	200	12/15/17	5.500%	6 month Australian Bank Bill rate(1)	20,583	(658)	21,241	Deutsche Bank
AUD	1,200	03/15/18	3.750%	6 month Australian Bank Bill rate(1)	10,931	1,352	9,579	Deutsche Bank
AUD	600	03/15/18	3.750%	6 month Australian Bank Bill rate(1)	5,466	1,267	4,199	Goldman Sachs & Co.
AUD	800	03/15/23	4.000%	6 month Australian Bank Bill rate(1)	6,899	(5,281)	12,180	Goldman Sachs & Co.
BRL	2,100	01/02/14	11.990%	Brazilian overnight interbank lending rate(1)	75,725	257	75,468	Barclays Bank PLC
BRL	2,900	01/02/14	11.960%	Brazilian overnight interbank lending rate(1)	103,518	(6,107)	109,625	Goldman Sachs & Co.
BRL	300	01/02/14	10.580%	Brazilian overnight interbank lending rate(1)	5,243	(454)	5,697	Morgan Stanley & Co.
BRL	1,500	01/02/15	9.940%	Brazilian overnight interbank lending rate(1)	24,587	—	24,587	Goldman Sachs & Co.
BRL	1,900	01/02/15	9.930%	Brazilian overnight interbank lending rate(1)	30,947	438	30,509	UBS AG
BRL	200	01/02/15	9.930%	Brazilian overnight interbank lending rate(1)	3,259	43	3,216	Morgan Stanley & Co.
BRL	2,900	01/02/15	9.890%	Brazilian overnight interbank lending rate(1)	46,079	—	46,079	Bank of America Securities LLC
MXN	8,400	03/05/13	6.500%	28 day Mexican interbank rate(1)	6,968	(113)	7,081	Morgan Stanley & Co.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	43

Portfolio of Investments

as of July 31, 2012 continued

Notional Amount (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements (cont’d.):
MXN	7,300	06/02/21	7.500%	28 day Mexican interbank rate(1)	$79,954	$22,309	$57,645	UBS AG

	Exchange-traded swap agreements:
	$ 3,500	06/20/17	1.500%	3 month LIBOR(1)	(126,952)	(116,090)	(10,862)	—
EUR	1,200	03/21/17	2.000%	6 month Euribor(1)	74,619	(7,203)	81,822	—

					$408,992	$(111,710)	$520,702

(1)	Fund pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at July 31, 2012:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
Dow Jones CDX IG5 10Y Index	12/20/15	0.460%	$1,500	$(89,786)	$—	$(89,786)	Morgan Stanley & Co.
Dow Jones CDX IG5 10Y Index	12/20/15	0.460%	470	(28,214)	—	(28,214)	Morgan Stanley & Co.

				$(118,000)	$—	$(118,000)

The Fund entered into credit default swap agreements on corporate issues, sovereign issues, asset-backed securities and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
Cardinal Health Inc.,	06/20/17	0.560%	$500	$(1,334)	$—	$(1,334)	UBS AG
Con-way, Inc.,	03/20/18	1.830%	2,000	74,944	—	74,944	Bank of America Securities LLC

See Notes to Financial Statements.

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Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2) (cont’d.):
Dow Jones CDX HY15 5Y Index	12/20/15	5.000%	$768	$(20,210)	$(18,856)	$(1,354)	Citigroup, Inc.
Dow Jones CDX IG5 Index	12/20/12	0.143%	2,100	(971)	—	(971)	Morgan Stanley & Co.
Dow Jones CDX IG5 Index	12/20/12	0.143%	700	(324)	—	(324)	Morgan Stanley & Co.
Dow Jones iTraxx 16	12/20/16	1.000%	200	5,972	3,544	2,428	Citigroup, Inc.
Embarq Corp.	06/20/13	1.000%	200	(1,553)	(852)	(701)	Barclays Bank PLC
Embarq Corp.	03/20/14	1.250%	400	(5,704)	—	(5,704)	Deutsche Bank
Embarq Corp.	03/20/14	1.270%	200	(2,922)	—	(2,922)	Deutsche Bank
Embarq Corp.	03/20/14	1.430%	100	(1,733)	—	(1,733)	Deutsche Bank
Spectra Energy Capital	06/20/18	0.840%	1,000	35,112	—	35,112	Deutsche Bank
Vertical CDO, Ltd.	02/09/46	2.200%	600	552,130	—	552,130	Citigroup, Inc.

Exchange-traded credit default swaps—Buy Protection(2):
Dow Jones CDX IG09 10Y Index	12/20/17	0.800%	4,453	145,215	198,344	(53,129)	—
Dow Jones CDX IG10 10Y Index	06/20/18	1.500%	10,454	(87,537)	94,242	(181,779)	—
Dow Jones CDX IG10 5Y Index	06/20/13	1.550%	6,195	(63,054)	(28,645)	(34,409)	—
Dow Jones CDX IG14 5Y Index	06/20/15	1.000%	2,100	(22,087)	9,434	(31,521)	—

				$605,944	$257,211	$348,733

(1)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	45

Portfolio of Investments

as of July 31, 2012 continued

the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$44,448,110	$251,498	$—
Preferred Stock	81,249	—	—
Unaffiliated Mutual Fund	52,800	—	—
Asset-Backed Securities	—	2,123,071	1,339,864
Certificate of Deposit	—	693,857	—
Corporate Bonds	—	24,783,822	—
Foreign Government Bonds	—	5,632,446	—
Municipal Bonds	—	1,456,767	—
Residential Mortgage-Backed Securities	—	3,119,932	—
U.S. Government Agency Obligations	—	16,994,538	—
U.S. Treasury Obligations	—	13,410,910	—
Option Purchased	—	885	—
Affiliated Money Market Mutual Fund	3,417,683	—	—
Repurchase Agreements	—	12,500,000	—
Options Written	—	(87,957)	—
Other Financial Instruments*
Futures	(36,741)	—	—
Forward foreign currency exchange contracts	—	(136,571)	—

See Notes to Financial Statements.

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	Level 1	Level 2	Level 3
Other Financial Instruments* (cont’d.)
Interest rate swap agreements	$70,960	$449,742	$—
Credit default swap agreements	(300,838)	(20,559)	552,130

Total	$47,733,223	$81,172,381	$1,891,994

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities	Credit Default Swap Agreements	Options Written
Balance as of 7/31/11	$—	$—	$(24,605)
Accrued discounts/premiums	(218,275)	—	—
Realized gain (loss)	(2,542)	—	17,320
Change in unrealized appreciation (depreciation)*	(14,573)	(336)	7,285
Purchases	1,150,460	—	—
Sales	—	—	—
Transfers into Level 3	424,794	552,466	—
Transfers out of Level 3	—	—	—

Balance as of 7/31/12	$1,339,864	$552,130	$—

*	Of which, $(14,909) was included in Net Assets relating to securities held at the reporting period end.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there was one Asset-Backed security transferred into Level 3 as a result of being priced by a single broker quote and one credit default swap agreement transferred into Level 3 as a result of being priced by proxy.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and broker quotes adjusted for changes in yields of comparable U.S. Government and other securities using fixed income securities valuation model.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	47

Portfolio of Investments

as of July 31, 2012 continued

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2012 were as follows:

U.S. Government Agency Obligations	14.7%
U.S. Treasury Obligations	11.6
Repurchase Agreements	10.8
Foreign Government Bonds	4.9
Diversified Financial Services	4.8
Pharmaceuticals	3.7
Retail & Merchandising	3.5
Financial—Bank & Trust	3.3
Oil, Gas & Consumable Fuels	3.3
Asset-Backed Securities	3.0
Affiliated Money Market Mutual Fund	3.0
Residential Mortgage-Backed Securities	2.7
Transportation	2.4
Financial Services	2.4
Computers & Peripherals	2.3
Metals & Mining	2.2
Insurance	2.1
Capital Markets	2.0
Commercial Banks	1.9
Software	1.3
Automobile Manufacturers	1.3
Municipal Bonds	1.3
Media	1.2
Tobacco	1.1
Electric Utilities	1.1
Energy Equipment & Services	1.1
Computer Services & Software	1.0
Aerospace & Defense	0.9
Biotechnology	0.9
Chemicals	0.8
Commercial Services	0.7
Healthcare Providers & Services	0.7
Telecommunications	0.7
Internet Software & Services	0.7
Manufacturing	0.6
Real Estate Investment Trusts	0.6
Certificate of Deposit	0.6
IT Services	0.6
Beverages	0.5
Semiconductors & Semiconductor Equipment	0.5
Building & Construction	0.5
Internet & Catalog Retail	0.5
Machinery	0.5
Food & Staples Retailing	0.5
Hotels, Restaurants & Leisure	0.5
Textiles, Apparel & Luxury Goods	0.5%
Life Sciences Tools & Services	0.4
Farming & Agriculture	0.3
Semiconductors	0.3
Multi-Line Retail	0.3
Airlines	0.3
Healthcare Services	0.3
Food Products	0.3
Auto Components	0.3
Distribution/Wholesale	0.3
Hotels & Motels	0.2
Consumer Products & Services	0.2
Healthcare Products	0.2
Industrial Conglomerates	0.2
Healthcare Equipment & Supplies	0.2
Electronic Equipment & Instruments	0.2
Diversified Telecommunication Services	0.2
Wireless Telecommunication Services	0.2
Internet Services	0.2
Household Products	0.2
Specialty Retail	0.2
Business Services	0.2
Paper & Forest Products	0.1
Multi-Utilities	0.1
Investment Companies	0.1
Office Electronics	0.1
Pipelines	0.1
Consumer Finance	0.1
Leisure Equipment & Products	0.1
Road & Rail	0.1
Air Freight & Logistics	0.1
Foods	0.1
Professional Services	0.1
Diversified Consumer Services	0.1
Independent Power Production	0.1
Hand/Machine Tools	0.1
Containers & Packaging	0.1
Communications Equipment	0.1
Building Products	0.1
Trading Companies & Distributors	0.1

112.8
Options Written	(0.1)
Liabilities in excess of other assets	(12.7)

100.0%

See Notes to Financial Statements.

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The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	$—	Receivable from broker— variation margin	$36,741	*
Interest rate contracts	Premiums paid for swap agreements	25,666	Premiums received for swap agreements	137,376
Interest rate contracts	Unrealized appreciation on swap agreements	531,564	Unrealized depreciation on swap agreements	10,862
Interest rate contracts	—	—	Outstanding options written, at value	87,957
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	96,496	—	—
Foreign exchange contracts	Unaffiliated investments	885	Unrealized depreciation on foreign currency exchange contracts	233,067
Credit contracts	Unrealized appreciation on swap agreements	664,614	Unrealized depreciation on swap agreements	433,881
Credit contracts	Premiums paid for swap agreements	305,564	Premiums received for swap agreements	48,353

Total		$1,624,789		$988,237

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	49

Portfolio of Investments

as of July 31, 2012 continued

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$128,701	$45,845	$59,748	$—	$234,294
Foreign exchange contracts	—	4,830	—	427,620	432,450
Credit contracts	—	—	116,437	—	116,437

Total	$128,701	$50,675	$176,185	$427,620	$783,181

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(160,117)	$1,916	$624,037	$—	$465,836
Foreign exchange contracts	(150)	—	—	—	4,765	4,615
Credit contracts	—	—	(3,281)	(251,628)	—	(254,909)

Total	$(150)	$(160,117)	$(1,365)	$372,409	$4,765	$215,542

For the year ended July 31, 2012, the Fund’s average volume of derivative activities are as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts— Long Positions(3)	Futures Contracts— Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements— Buy Protection(6)	Credit Default Swap Agreements— Sell Protection(6)
$207	$69,833	$16,552,482	$4,816,933	$8,006,023	$14,135,214	$13,854,594	$31,976,990	$2,770,000

(1)	Cost.
(2)	Premium Received.
(3)	Value at Trade Date.
(4)	Value at Settlement Date Payable.
(5)	Value at Settlement Date Receivable.
(6)	Notional Amount.

See Notes to Financial Statements.

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PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • JULY 31, 2012

Target Conservative Allocation Fund

Statement of Assets and Liabilities

as of July 31, 2012

Assets
Investments at value:
Unaffiliated Investments (cost $103,183,264)	$114,389,749
Affiliated Investments (cost $3,417,683)	3,417,683
Repurchase Agreements (cost $12,500,000)	12,500,000
Cash	5,644
Foreign currency, at value (cost $50,554)	51,880
Deposit with broker	48,000
Receivable for investments sold	12,108,168
Unrealized appreciation on swap agreements	1,196,178
Dividends and interest receivable	542,713
Premiums paid for swap agreements	331,230
Unrealized appreciation on foreign currency exchange contracts	96,496
Receivable from broker-variation margin	79,657
Receivable for Fund shares sold	19,517
Tax reclaim receivable	1,782

Total assets	144,788,697

Liabilities
Payable for investments purchased	26,567,713
Payable to broker	1,130,000
Unrealized depreciation on swap agreements	444,743
Unrealized depreciation on foreign currency exchange contracts	233,067
Accrued expenses and other liabilities	231,178
Payable for Fund shares reacquired	223,337
Premiums received for swap agreements	185,729
Outstanding options written (premiums received $99,480)	87,957
Management fee payable	73,422
Distribution fee payable	39,861
Affiliated transfer agent fee payable	12,432
Deferred trustees’ fees	3,707

Total liabilities	29,233,146

Net Assets	$115,555,551

Net assets were comprised of:
Shares of beneficial interest, at par	$10,839
Paid-in capital, in excess of par	107,988,828

107,999,667
Undistributed net investment income	990,919
Accumulated net realized loss on investment and foreign currency transactions	(5,232,874)
Net unrealized appreciation on investments and foreign currencies	11,797,839

Net assets, July 31, 2012	$115,555,551

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share, ($86,352,163 ÷ 8,075,415 shares of common stock issued and outstanding)	$10.69
Maximum sales charge (5.5% of offering price)	.62

Maximum offering price to public	$11.31

Class B:
Net asset value, offering price and redemption price per share, ($7,855,901 ÷ 745,404 shares of common stock issued and outstanding)	$10.54

Class C:
Net asset value, offering price and redemption price per share, ($17,306,733 ÷ 1,642,547 shares of common stock issued and outstanding)	$10.54

Class R:
Net asset value, offering price and redemption price per share, ($231,203 ÷ 21,671 shares of common stock issued and outstanding)	$10.67

Class X:
Net asset value, offering price and redemption price per share, ($92,831 ÷ 8,809 shares of common stock issued and outstanding)	$10.54

Class Z:
Net asset value, offering price and redemption price per share, ($3,716,720 ÷ 345,637 shares of common stock issued and outstanding)	$10.75

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	53

Statement of Operations

Year Ended July 31, 2012

Net Investment Income
Income
Unaffiliated interest income	$2,810,214
Unaffiliated dividend income (net of foreign withholding taxes $6,922)	918,644
Affiliated dividend income	7,593

3,736,451

Expenses
Management fee	880,913
Distribution fee—Class A	210,607
Distribution fee—Class B	108,396
Distribution fee—Class C	176,506
Distribution fee—Class M	154
Distribution fee—Class R	1,096
Distribution fee—Class X	1,080
Custodian’s fees and expenses	210,000
Transfer agent’s fees and expenses (including affiliated expense of $78,000)	160,000
Registration fees	83,000
Audit fee	68,000
Reports to shareholders	51,000
Legal fee	27,000
Trustees’ fees	13,000
Insurance expense	3,000
Miscellaneous	18,413

Total expenses	2,012,165

Net investment income	1,724,286

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	5,401,680
Options written transactions	50,675
Foreign currency transactions	453,529
Futures transactions	128,701
Swap agreement transactions	176,185
Short sale transactions	(117,968)

6,092,802

Net change in unrealized appreciation (depreciation) on:
Investments	(2,043,757)
Options written	(1,365)
Foreign currencies	14,751
Futures	(160,117)
Swaps	372,409

(1,818,079)

Net gain on investments	4,274,723

Net Increase In Net Assets Resulting From Operations	$5,999,009

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,724,286	$1,726,785
Net realized gain on investment and foreign currency transactions	6,092,802	5,787,128
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,818,079)	4,416,591

Net increase in net assets resulting from operations	5,999,009	11,930,504

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(1,357,601)	(1,475,714)
Class B	(103,939)	(236,821)
Class C	(165,496)	(245,325)
Class M	(182)	(1,302)
Class R	(2,943)	(12,420)
Class X	(1,007)	(5,173)
Class Z	(93,184)	(67,702)

	(1,724,352)	(2,044,457)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	8,889,416	16,425,355
Net asset value of shares issued in reinvestment of dividends and distributions	1,655,544	1,985,733
Cost of shares reacquired	(23,464,188)	(27,536,944)

Net decrease in net assets resulting from Fund share transactions	(12,919,228)	(9,125,856)

Total increase (decrease)	(8,644,571)	760,191

Net Assets
Beginning of year	124,200,122	123,439,931

End of year(a)	$115,555,551	$124,200,122

(a) Includes undistributed net income of:	$990,919	$583,514

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	55

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end, diversified management investment company presently consisting of three portfolios: Target Moderate Allocation Fund, Target Conservative Allocation Fund (the “Fund”) and Target Growth Allocation Fund. These financial statements relate only to Target Conservative Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisors”), each managing a portion of the Fund’s assets. The following lists the Subadvisors and their respective segment during the year ended July 31, 2012.

Fund Segment	Subadvisors
Large-cap value stocks	Eaton Vance Management/Epoch Investment Partners, Inc.* Hotchkis and Wiley Capital Management, LLC NFJ Investment Group LLC

Large-cap growth stocks	Marsico Capital Management, LLC Massachusetts Financial Services Company

Core fixed income bonds	Pacific Investment Management Company LLC

Small-cap value stocks	EARNEST Partners, LLC Vaughan Nelson Investment Management, L.P.

Small-cap growth stocks	Eagle Asset Management, Inc.

*	Effective July 19, 2012, Epoch Investment Partners, Inc. replaced Eaton Vance Management.

The investment objective of the Fund is to seek to provide current income and a reasonable level of capital appreciation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an assetor paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees has delegated fair valuation responsibilities

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to the Manager through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Portfolio to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Fund’s Schedule of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stock, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such adjustment factors are classified as Level 2 of the fair value hierarchy.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Target Asset Allocation Funds/Target Conservative Allocation Fund	57

Notes to Financial Statements

continued

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, U.S. Treasury obligations, and sovereign issues are usually valued at prices provide by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal term, tranche level attributes, yield curve, prepayment speeds, and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost which approximates fair market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or

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bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Target Asset Allocation Funds/Target Conservative Allocation Fund	59

Notes to Financial Statements

continued

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense.

A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

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Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates, with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund also used purchased options to gain exposure to certain securities and foreign currencies. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on at a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, may have no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps, is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a

Target Asset Allocation Funds/Target Conservative Allocation Fund	61

Notes to Financial Statements

continued

future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

With exchange-traded futures and option contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options against default.

Swap Agreements: The Fund entered into credit default and interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Upon entering into an exchange traded swap, the Fund pledges with the clearing broker an initial margin and thereafter, pays or receives an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at reporting date, if any, are listed on the Schedule of Investments.

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Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund purchased credit default swaps to provide a measure of protection against defaults of the issuers. The Fund used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively increase investment risk to its portfolio because, in addition to its total net

Target Asset Allocation Funds/Target Conservative Allocation Fund	63

Notes to Financial Statements

continued

assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or

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bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of July 31, 2012, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy on the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements: The Fund enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust’s Board of Trustees. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and

Target Asset Allocation Funds/Target Conservative Allocation Fund	65

Notes to Financial Statements

continued

unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 % of average daily net assets up to $500 million, .70% of average daily net assets for the next $500 million and .65% of average daily net assets in excess of $1 billion. The effective management fee rate was .75% for the year ended July 31, 2012.

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The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class M, Class R and Class Z shares of the Fund. In addition, the Fund has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, serves as co-distributor of the Class M and Class X shares of the Fund. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS and PAD, as applicable, for distribution related activities at an annual rate of up to .30%, 1%, 1%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. PIMS has contractually agreed through November 30, 2013 to limit such expenses to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Fund that it has received $31,973 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2012. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2012, it has received $113, $13,622 and $984 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Target Asset Allocation Funds/Target Conservative Allocation Fund	67

Notes to Financial Statements

continued

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government investments, for the year ended July 31, 2012, aggregated $242,373,224 and $269,559,662, respectively.

Transactions in options written during the year ended July 31, 2012, were as follows:

	Notional Amount (000)	Premiums Received
Options outstanding at July 31, 2011	28,700	$86,344
Written options	9,600	99,480
Expired options	(20,300)	(43,052)
Closed options	(11,600)	(43,292)

Options outstanding at July 31, 2012	6,400	$99,480

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions, and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended July 31, 2012, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $407,471 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, reclasses on swaps, paydown losses and other book to tax adjustments. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended July 31, 2012 and July 31, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $1,724,352 and $2,044,457 of ordinary income, respectively.

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As of July 31, 2012, the accumulated undistributed earnings on a tax basis was $911,392 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation
$121,097,958	$12,956,807	$(3,747,333)	$9,209,474	$806,877	$10,016,351

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and straddles. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency transactions and mark to market of receivables, payables, futures, forwards, swaps and options.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended July 31, 2012 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before July 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $4,868,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended July 31, 2012. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of July 31, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2018	$3,368,000

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Target Asset Allocation Funds/Target Conservative Allocation Fund	69

Notes to Financial Statements

continued

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSD is waived for purchases by certain retirement or benefit plans. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a monthly basis approximately ten years after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. As of July 31, 2012, Prudential owned 250 shares of Class R shares.

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Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2012:
Shares sold	487,472	$4,979,379
Shares issued in reinvestment of dividends and distributions	134,861	1,324,337
Shares reacquired	(1,516,392)	(15,496,481)

Net increase (decrease) in shares outstanding before conversion	(894,059)	(9,192,765)
Shares issued upon conversion from Class B, Class M, and Class X	548,362	5,636,575
Shares reacquired upon conversion into Class Z	(1,834)	(19,133)

Net increase (decrease) in shares outstanding	(347,531)	$(3,575,323)

Year ended July 31, 2011:
Shares sold	1,236,113	$12,355,878
Shares issued in reinvestment of dividends and distributions	146,654	1,440,143
Shares reacquired	(1,774,883)	(17,850,211)

Net increase (decrease) in shares outstanding before conversion	(392,116)	(4,054,190)
Shares issued upon conversion from Class B, Class M, and Class X	918,469	9,177,661

Net increase (decrease) in shares outstanding	526,353	$5,123,471

Class B
Year ended July 31, 2012:
Shares sold	80,688	$818,127
Shares issued in reinvestment of dividends and distributions	10,392	101,111
Shares reacquired	(176,111)	(1,783,579)

Net increase (decrease) in shares outstanding before conversion	(85,031)	(864,341)
Shares reaquired upon conversion into Class A	(547,710)	(5,553,225)

Net increase (decrease) in shares outstanding	(632,741)	$(6,417,566)

Year ended July 31, 2011:
Shares sold	113,360	$1,125,382
Shares issued in reinvestment of dividends and distributions	23,533	228,979
Shares reacquired	(378,904)	(3,749,663)

Net increase (decrease) in shares outstanding before conversion	(242,011)	(2,395,302)
Shares reaquired upon conversion into Class A	(846,320)	(8,353,080)

Net increase (decrease) in shares outstanding	(1,088,331)	$(10,748,382)

Target Asset Allocation Funds/Target Conservative Allocation Fund	71

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended July 31, 2012:
Shares sold	106,450	$1,071,197
Shares issued in reinvestment of dividends and distributions	16,158	157,216
Shares reacquired	(364,417)	(3,668,039)

Net increase (decrease) in shares outstanding	(241,809)	$(2,439,626)

Year ended July 31, 2011:
Shares sold	127,848	$1,261,855
Shares issued in reinvestment of dividends and distributions	23,842	231,983
Shares reacquired	(445,836)	(4,425,705)

Net increase (decrease) in shares outstanding	(294,146)	$(2,931,867)

Class M
Period ended April 13, 2012*:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	19	182
Shares reacquired	(748)	(7,320)

Net increase (decrease) in shares outstanding before conversion	(729)	(7,138)
Shares reacquired upon conversion into Class A	(4,157)	(41,636)

Net increase (decrease) in shares outstanding	(4,886)	$(48,774)

Year ended July 31, 2011:
Shares sold	1,156	$11,297
Shares issued in reinvestment of dividends and distributions	134	1,302
Shares reacquired	(1,844)	(17,937)

Net increase (decrease) in shares outstanding before conversion	(554)	(5,338)
Shares reacquired upon conversion into Class A	(12,448)	(121,609)

Net increase (decrease) in shares outstanding	(13,002)	$(126,947)

Class R
Year ended July 31, 2012:
Shares sold	2,115	$21,927
Shares issued in reinvestment of dividends and distributions	300	2,943
Shares reacquired	(3,361)	(33,377)

Net increase (decrease) in shares outstanding	(946)	$(8,507)

Year ended July 31, 2011:
Shares sold	20,749	$203,885
Shares issued in reinvestment of dividends and distributions	1,265	12,420
Shares reacquired	(71,666)	(741,615)

Net increase (decrease) in shares outstanding	(49,652)	$(525,310)

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Class X	Shares	Amount
Year ended July 31, 2012:
Shares sold	3,223	$31,683
Shares issued in reinvestment of dividends and distributions	103	1,007
Shares reacquired	(2,484)	(23,726)

Net increase (decrease) in shares outstanding before conversion	842	8,964
Shares reacquired upon conversion into Class A	(4,149)	(41,714)

Net increase (decrease) in shares outstanding	(3,307)	$(32,750)

Year ended July 31, 2011:
Shares sold	16,286	$158,552
Shares issued in reinvestment of dividends and distributions	532	5,173
Shares reacquired	(15,021)	(146,500)

Net increase (decrease) in shares outstanding before conversion	1,797	17,225
Shares reacquired upon conversion into Class A	(71,382)	(702,972)

Net increase (decrease) in shares outstanding	(69,585)	$(685,747)

Class Z
Year ended July 31, 2012:
Shares sold	195,484	$1,967,103
Shares issued in reinvestment of dividends and distributions	6,972	68,748
Shares reacquired	(237,323)	(2,451,666)

Net increase (decrease) in shares outstanding before conversion	(34,867)	(415,815)
Shares issued upon conversion from Class A	1,826	19,133

Net increase (decrease) in shares outstanding	(33,041)	$(396,682)

Year ended July 31, 2011:
Shares sold	131,164	$1,308,506
Shares issued in reinvestment of dividends and distributions	6,667	65,733
Shares reacquired	(59,727)	(605,313)

Net increase (decrease) in shares outstanding	78,104	$768,926

*	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another Syndicated Credit Agreement of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion.

Target Asset Allocation Funds/Target Conservative Allocation Fund	73

Notes to Financial Statements

continued

Interest on any borrowings under these SCAs is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended July 31, 2012.

The average daily balance of reverse repurchase agreements outstanding during the year ended July 31, 2012 was $307,875 at a weighted average interest rate of approximately 0.15%. The average daily balance is based on the number of days the Fund had an outstanding balance. The maximum amount of total reverse repurchase agreements outstanding at any month-end during the period was $307,875 as of January 31, 2012 which was 0.3% of total assets.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

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Financial Highlights

Class A Shares
	Year Ended July 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.30	$9.53	$8.48	$9.84	$10.66
Income (loss) from investment operations:
Net investment income	.17	.16	.18	.23	.27
Net realized and unrealized gain (loss) on investments	.38	.79	.90	(.92)	(.32)
Total from investment operations	.55	.95	1.08	(.69)	(.05)
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.18)	(.03)	(.37)	(.27)
Tax return of capital	-	-	-	(.05)	-
Distributions from net realized gains on investments	-	-	-	(.25)	(.50)
Total dividends and distributions	(.16)	(.18)	(.03)	(.67)	(.77)
Net asset value, end of year	$10.69	$10.30	$9.53	$8.48	$9.84
Total Return(a)	5.53%	10.04%	12.72%	(6.36)%	(.75)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$86,352	$86,746	$75,228	$63,491	$68,408
Average net assets (000)	$84,243	$83,395	$70,865	$59,479	$65,817
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(b)	1.54%	1.52%	1.52%	1.64% (e)	1.43%
Expenses, excluding distribution and service (12b-1) fees	1.29%	1.27%	1.27%	1.39% (e)	1.18%
Net investment income	1.64%	1.59%	2.00%	2.76%	2.59%
Portfolio turnover rate	248%	188%	200%	356%	353%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to ..25% of the average daily assets of the Class A shares.

(c) Calculated based upon the average shares outstanding during the year.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Includes interest expense of .06%.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	75

Financial Highlights

continued

Class B Shares
	Year Ended July 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.15	$9.41	$8.43	$9.82	$10.64
Income (loss) from investment operations:
Net investment income	.09	.08	.11	.17	.19
Net realized and unrealized gain (loss) on investments	.39	.78	.89	(.92)	(.32)
Total from investment operations	.48	.86	1.00	(.75)	(.13)
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.12)	(.02)	(.34)	(.19)
Tax return of capital	-	-	-	(.05)	-
Distributions from net realized gains on investments	-	-	-	(.25)	(.50)
Total dividends and distributions	(.09)	(.12)	(.02)	(.64)	(.69)
Net asset value, end of year	$10.54	$10.15	$9.41	$8.43	$9.82
Total Return(a)	4.86%	9.20%	11.82%	(7.05)%	(1.49)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,856	$13,995	$23,212	$32,609	$56,853
Average net assets (000)	$10,840	$18,900	$28,746	$39,077	$70,345
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.29%	2.27%	2.27%	2.39% (d)	2.18%
Expenses, excluding distribution and service (12b-1) fees	1.29%	1.27%	1.27%	1.39% (d)	1.18%
Net investment income	.93%	.82%	1.26%	2.08%	1.82%
Portfolio turnover rate	248%	188%	200%	356%	353%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

See Notes to Financial Statements.

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Class C Shares
	Year Ended July 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.15	$9.41	$8.43	$9.82	$10.64
Income (loss) from investment operations:
Net investment income	.09	.08	.11	.17	.19
Net realized and unrealized gain (loss) on investments	.39	.78	.89	(.92)	(.32)
Total from investment operations	.48	.86	1.00	(.75)	(.13)
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.12)	(.02)	(.34)	(.19)
Tax return of capital	-	-	-	(.05)	-
Distributions from net realized gains on investments	-	-	-	(.25)	(.50)
Total dividends and distributions	(.09)	(.12)	(.02)	(.64)	(.69)
Net asset value, end of year	$10.54	$10.15	$9.41	$8.43	$9.82
Total Return(a)	4.86%	9.20%	11.82%	(7.05)%	(1.49)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$17,307	$19,133	$20,499	$21,777	$29,417
Average net assets (000)	$17,651	$20,208	$21,746	$23,090	$32,068
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.29%	2.27%	2.27%	2.39% (d)	2.18%
Expenses, excluding distribution and service (12b-1) fees	1.29%	1.27%	1.27%	1.39% (d)	1.18%
Net investment income	.89%	.83%	1.26%	2.04%	1.83%
Portfolio turnover rate	248%	188%	200%	356%	353%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	77

Financial Highlights

continued

Class M Shares
	Period Ended April 13,		Year Ended July 31,
	2012(b)(e)		2011(b)	2010(b)	2009(b)	2008(b)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.15		$9.41	$8.43	$9.82	$10.64	$10.31
Income (loss) from investment operations:
Net investment income	.07		.08	.12	.17	.19	.17
Net realized and unrealized gain (loss) on investments	.31		.78	.88	(.92)	(.32)	.56
Total from investment operations	.38		.86	1.00	(.75)	(.13)	.73
Less Dividends and Distributions:
Dividends from net investment income	(.09)		(.12)	(.02)	(.34)	(.19)	(.19)
Tax return of capital	-		-	-	(.05)	-	-
Distributions from net realized gains on investments	-		-	-	(.25)	(.50)	(.21)
Total dividends and distributions	(.09)		(.12)	(.02)	(.64)	(.69)	(.40)
Net asset value, end of period	$10.44		$10.15	$9.41	$8.43	$9.82	$10.64
Total Return(a)	3.86%		9.20%	11.82%	(7.06)%	(1.49)%	7.12%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2		$50	$168	$479	$1,047	$2,936
Average net assets (000)	$22		$94	$339	$654	$2,357	$3,219
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.29%	(f)	2.27%	2.27%	2.39% (d)	2.18%	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.29%	(f)	1.27%	1.27%	1.39% (d)	1.18%	1.10%
Net investment income	.75%	(f)	.80%	1.28%	2.09%	1.81%	1.60%
Portfolio turnover rate	248%	(g)(h)	188%	200%	356%	353%	395%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon the average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

(e) As of April 13, 2012, the last conversion of Class M shares was completed. There are no shares outstanding and Class M shares are no longer being offered for sale.

(f) Annualized.

(g) Not annualized.

(h) Calculated as of July 31, 2012.

See Notes to Financial Statements.

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Class R Shares
	Year Ended July 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.28	$9.51	$8.48	$9.85	$10.67
Income (loss) from investment operations:
Net investment income	.14	.13	.16	.24	.24
Net realized and unrealized gain (loss) on investments	.39	.80	.89	(.95)	(.31)
Total from investment operations	.53	.93	1.05	(.71)	(.07)
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.16)	(.02)	(.36)	(.25)
Tax return of capital	-	-	-	(.05)	-
Distributions from net realized gains on investments	-	-	-	(.25)	(.50)
Total dividends and distributions	(.14)	(.16)	(.02)	(.66)	(.75)
Net asset value, end of year	$10.67	$10.28	$9.51	$8.48	$9.85
Total Return(a)	5.29%	9.84%	12.44%	(6.59)%	(.99)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$231	$232	$687	$721	$4,015
Average net assets (000)	$219	$669	$686	$1,255	$4,787
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(b)	1.79%	1.77%	1.77%	1.89% (e)	1.68%
Expenses, excluding distribution and service (12b-1) fees	1.29%	1.27%	1.27%	1.39% (e)	1.18%
Net investment income	1.39%	1.29%	1.76%	2.70%	2.33%
Portfolio turnover rate	248%	188%	200%	356%	353%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily assets of the Class R shares.

(c) Calculated based upon the average shares outstanding during the year.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Includes interest expense of .06%.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	79

Financial Highlights

continued

Class X Shares
	Year Ended July 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.16	$9.41	$8.43	$9.82	$10.63
Income (loss) from investment operations:
Net investment income	.09	.08	.12	.18	.21
Net realized and unrealized gain (loss) on investments	.38	.79	.88	(.93)	(.31)
Total from investment operations	.47	.87	1.00	(.75)	(.10)
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.12)	(.02)	(.34)	(.21)
Tax return of capital	-	-	-	(.05)	-
Distributions from net realized gains on investments	-	-	-	(.25)	(.50)
Total dividends and distributions	(.09)	(.12)	(.02)	(.64)	(.71)
Net asset value, end of year	$10.54	$10.16	$9.41	$8.43	$9.82
Total Return(a)	4.75%	9.31%	11.82%	(7.05)%	(1.22)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$93	$123	$769	$977	$2,120
Average net assets (000)	$108	$391	$863	$1,342	$2,441
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.29%	2.27%	2.27%	2.37% (d)	1.99%
Expenses, excluding distribution and service (12b-1) fees	1.29%	1.27%	1.27%	1.39% (d)	1.18%
Net investment income	.90%	.78%	1.26%	2.13%	2.02%
Portfolio turnover rate	248%	188%	200%	356%	353%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended July 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.35	$9.57	$8.50	$9.85	$10.67
Income (loss) from investment operations:
Net investment income	.20	.19	.21	.26	.30
Net realized and unrealized gain (loss) on investments	.39	.79	.89	(.93)	(.32)
Total from investment operations	.59	.98	1.10	(.67)	(.02)
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.20)	(.03)	(.38)	(.30)
Tax return of capital	-	-	-	(.05)	-
Distributions from net realized gains on investments	-	-	-	(.25)	(.50)
Total dividends and distributions	(.19)	(.20)	(.03)	(.68)	(.80)
Net asset value, end of year	$10.75	$10.35	$9.57	$8.50	$9.85
Total Return(a)	5.85%	10.31%	12.97%	(6.14)%	(.50)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,717	$3,921	$2,877	$3,156	$5,610
Average net assets (000)	$4,379	$3,567	$3,031	$3,809	$5,771
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.29%	1.27%	1.27%	1.39% (d)	1.18%
Expenses, excluding distribution and service (12b-1) fees	1.29%	1.27%	1.27%	1.39% (d)	1.18%
Net investment income	1.90%	1.84%	2.26%	3.10%	2.85%
Portfolio turnover rate	248%	188%	200%	356%	353%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	81

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Target Asset Allocation Funds—Target Conservative Allocation Fund:

We have audited the accompanying statement of assets and liabilities of the Target Conservative Allocation Fund (hereafter referred to as the “Fund”), a portfolio of the Target Asset Allocation Funds, including the portfolio of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 20, 2012

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Tax Information

(Unaudited)

For the year ended July 31, 2012, the Fund reports the maximum amount allowable but not less than the following percentages of ordinary income distributions paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code (DRD); and 3) interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD):

	QDI	DRD	IRD
Target Conservative Allocation Fund	69.98%	63.27%	65.05%

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after July 31, 2012. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2012.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 4.86% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Target Asset Allocation Funds/Target Conservative Allocation Fund	83

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 61

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 61

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 61

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 61

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Target Asset Allocation Funds/Target Conservative Allocation Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 61

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 61

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 61

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (49) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 61

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (56) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an Officer of the Funds is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Approval of Advisory Agreements

Approval of Existing Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Target Conservative Allocation Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with various subadvisers. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and each subadviser. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Target Conservative Allocation Fund is one of three series which, together, comprise the Target Asset Allocation Funds.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadviser,2 each of which serve as subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund.

[2]

The Fund’s subadvisers are: Eagle Asset Management, Inc., Epoch Investment Partners, Inc. (“Epoch”), Marsico Capital Management, LLC, Massachusetts Financial Services Company, Hotchkis and Wiley Capital Management, LLC, NFJ Investment Group L.P., EARNEST Partners LLC, Vaughan Nelson Investment Management L.P., and Pacific Investment Management Company LLC. The Board approved the appointment of Epoch to replace Eaton Vance Management at the meeting on June 5-7, 2012.

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The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale,

Target Asset Allocation Funds/Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 4th Quartile
•	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, although it underperformed over the one-year period.
•

The Board concluded that, in light of the Fund’s strong long-term performance and competitive performance generally, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

Board Approval of a New Subadvisory Agreement

At meetings of the Board held on June 6, 2012, the Trustees, including the Independent Trustees, unanimously approved the recommendations by the Fund’s investment manager, Prudential Investments LLC (“PI” or the “Manager”) to appoint Epoch Investment Partners, Inc. (“Epoch”) as a subadviser with respect to the Fund, in replacement of Eaton Vance Management (“Eaton Vance”). In approving the new subadvisory agreement between PI and Epoch (the “Subadvisory Agreement”), the Board, including the Independent Trustees advised by their independent legal counsel, K&L Gates LLP, considered the factors they deemed relevant, including the nature, quality and extent of services to be provided to the Fund by Epoch; any relevant comparable performance information; the fees proposed to be paid by the Manager to Epoch under the Subadvisory Agreement; and the potential for economies of scale that may be shared with the Fund and its shareholders. In connection with its deliberations, the Trustees reviewed performance, compliance and organization materials regarding Epoch and received presentations from PI, as well as from representatives of Epoch. The Board also received materials relating to the Subadvisory Agreement and had the opportunity to ask questions and request further information.

The Trustees determined that the overall arrangements between the Manager and Epoch, pursuant to the terms of the Subadvisory Agreement, are appropriate in light of the services to be performed and the fees to be charged under the Subadvisory Agreement and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services to be provided to the Fund by Epoch under the Subadvisory Agreement, namely, that Epoch would provide day-to-day fund management services to a portion of the Fund and comply with all Fund policies and applicable rules and regulations. The Board also noted that the nature and extent of the services to be provided to the Fund under the Subadvisory Agreement were generally similar to those provided by the other current subadvisers to the Fund under their respective subadvisory agreements.

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With respect to the quality of services, the Board considered, among other things, the background and experience of Epoch’s fund management team. In connection with the recent annual review of advisory and subadvisory agreements, the Board had reviewed the qualifications, backgrounds and responsibilities of the fund managers who would be responsible for the day-to-day management of the Fund, and the Board was provided with information pertaining to Epoch’s organizational structure, senior management, investment operations, and other relevant information pertaining to Epoch. The Board noted that it received a favorable compliance report from the Fund’s Chief Compliance Officer (“CCO”) as to Epoch.

The Board concluded that there was a reasonable basis on which to conclude that the services to be provided by Epoch under the Subadvisory Agreement should be comparable to the services that were provided by Eaton Vance to the Fund. The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services to be provided by Epoch and that there was a reasonable basis on which to conclude that the Fund would benefit from the subadvisory services to be provided by Epoch under the Subadvisory Agreement.

Performance of the Fund

The Board received and considered information regarding the performance of other investment companies managed by Epoch utilizing an investment style and strategy similar to that proposed for the Fund. The Board concluded that it was satisfied with the performance record of Epoch in the proposal strategy.

Investment Subadvisory Fee Rates

The Board considered that the proposed subadvisory fee rates payable by PI to Epoch under the Subadvisory Agreement were higher than the fee rate applicable to Eaton Vance. The Board also considered, among other things, the fee rates payable to Epoch by other funds with an investment objective similar to that of the Fund. The Board noted that PI, not the Fund, pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of management fees paid by the Fund. The Board considered the proposed subadvisory fees of 0.275% of the Fund’s first $1 billion of average daily net assets and 0.20% of the Fund’s average daily assets in excess of $1 billion to be paid by the Manager to Epoch. The Board noted that the proposed fee for Epoch is based on combined assets in the retail funds’ portfolio that are subadvised by Epoch, managed by the Manager and have substantially the same investment strategy. The Board concluded that the proposed subadvisory fee rate payable to Epoch under the new Subadvisory Agreement was reasonable.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

Profitability

In connection with their annual review of subadvisory agreements, the Board considered the profitability of PI and subadvisers affiliated with PI. The Board concluded that the level of profitability of a subadviser not affiliated with PI, such as Epoch, may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee. Nonetheless, because the engagement of Epoch is new, there is no historical profitability with regard to its arrangements with the Fund. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale

In connection with their annual review of advisory agreements, the Board considered the potential for Epoch to experience economies of scale as the amount of assets managed by Epoch increased in size. The Board further considered that the proposed subadvisory fee rate for Epoch would include breakpoints in the fee rate paid by the Manager to Epoch, and that the subadvisory breakpoints would reduce that fee rate if the amount of assets managed by Epoch increased in size. The Board noted that there was no proposed change in advisory agreements’ fee rates and breakpoints and that it would again review economies of scale at the next annual review of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Epoch and its affiliates as a result of their relationship with the Fund. The Boards concluded that any potential benefits to be derived by Epoch included its ability to use soft dollar credits, brokerage commissions received by affiliates of Epoch, potential access to additional research resources, larger assets under management and benefits to their respective reputations, which were consistent with those generally derived by subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the Subadvisory Agreement was in the best interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Eagle Asset Management, Inc.	880 Carillon Parkway St. Petersburg, FL 33716

	EARNEST Partners, LLC	1180 Peachtree Street Suite 2300 Atlanta, GA 30309

	Epoch Investment Partners, Inc.	640 Fifth Avenue New York, NY 10019

	Hotchkis and Wiley Capital Management, LLC	725 South Figueroa Street 39th Floor Los Angeles, CA 90017

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	Massachusetts Financial Services Company	500 Boylston Street Boston, MA 02116

	NFJ Investment Group L.P.	2100 Ross Avenue Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings as of the end of each calendar month is also available on the Fund’s website no sooner than approximately three business days prior to the end of the following month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

TARGET CONSERVATIVE ALLOCATION FUND

SHARE CLASS	A	B	C	R	X	Z
NASDAQ	PCGAX	PBCFX	PCCFX	PCLRX	N/A	PDCZX
CUSIP	87612A104	87612A203	87612A302	87612A401	87612A708	87612A500

MFSP504E    0231549-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

TARGET MODERATE ALLOCATION FUND

ANNUAL REPORT • JULY 31, 2012

Objective

Seeks capital appreciation and a reasonable level of current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Target Funds, Prudential Investments, Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

September 14, 2012

Dear Shareholder:

We hope you find the annual report for the Target Moderate Allocation Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

We are dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risk. We believe our Target Moderate Allocation Fund, which is managed by institutional quality asset managers selected and monitored by our research team, will help you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase.

Thank you for choosing the Target Moderate Allocation Fund.

Sincerely,

Stuart S. Parker, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Moderate Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.46%; Class B, 2.16%; Class C, 2.16%; Class R, 1.91%; Class X, 2.16%; Class Z, 1.16%. Net operating expenses: Class A, 1.41%; Class B, 2.16%; Class C, 2.16%; Class R, 1.66%; Class X, 1.41%; Class Z, 1.16%, after contractual reduction through 11/30/2013 for Class A and Class R shares.

Cumulative Total Returns (Without Sales Charges) as of 7/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	1.96%	4.80%	84.44%	—
Class B	1.26	0.92	71.33	—
Class C	1.26	0.92	71.33	—
Class R	1.78	3.53	N/A	36.98% (10/04/04)
Class X	2.05	3.06	N/A	34.59 (10/04/04)
Class Z	2.31	6.17	89.17	—
Customized Blend	5.19	14.93	91.71	—
S&P 500 Index	9.11	5.77	84.81	—
Lipper Mixed-Asset Target Allocation Growth Funds Avg.	2.30	6.68	77.99	—

Average Annual Total Returns (With Sales Charges) as of 6/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	–5.19%	–0.67%	4.84%	—
Class B	–5.50	–0.47	4.64	—
Class C	–1.45	–0.30	4.64	—
Class R	0.06	0.21	N/A	4.04% (10/04/04)
Class X	–5.63	–0.43	N/A	3.69 (10/04/04)
Class Z	0.59	0.70	5.69	—
Customized Blend	3.12	2.24	6.06	—
S&P 500 Index	5.43	0.22	5.33	—
Lipper Mixed-Asset Target Allocation Growth Funds Avg.	–0.17	0.60	5.12	—

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Average Annual Total Returns (With Sales Charges) as of 7/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	–3.65%	–0.19%	5.71%	—
Class B	–3.74	0.01	5.53	—
Class C	0.26	0.18	5.53	—
Class R	1.78	0.70	N/A	4.10% (10/04/04)
Class X	–3.95	0.08	N/A	3.77 (10/04/04)
Class Z	2.31	1.21	6.58	—

Average Annual Total Returns (Without Sales Charges) as of 7/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	1.96%	0.94%	6.31%	—
Class B	1.26	0.18	5.53	—
Class C	1.26	0.18	5.53	—
Class R	1.78	0.70	N/A	4.10% (10/04/04)
Class X	2.05	0.61	N/A	3.87 (10/04/04)
Class Z	2.31	1.21	6.58	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Target Moderate Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Customized Benchmark for the Target Moderate Allocation Fund (Customized Blend) by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 2002) and the account values at the end of the current fiscal year (July 31, 2012) as measured on a quarterly basis. For purposes of the graph,

Target Asset Allocation Funds/Target Moderate Allocation Fund	3

Your Fund’s Performance (continued)

and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class X shares are generally closed to new purchases. Class X shares are subject to a declining CDSC of 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1%, respectively for the first eight years and a 12b-1 fee of 1% annually. Approximately 10 years after purchase Class X shares will automatically convert to Class A shares on a monthly basis. Class R and Z shares are not subject to a sales charge. Class R shares are subject to a 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Customized Blend

The Customized Benchmark for the Target Moderate Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000® Index (52%), Morgan Stanley Capital International Europe, Australasia, and Far

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East Index (MSCI EAFE ND Index) (13%), and the Barclays U.S. Aggregate Bond Index (35%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE ND Index is an unmanaged weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed. The Fund utilizes the net dividends (ND) version of the MSCI EAFE Index. The net dividends and gross dividends versions of the MSCI EAFE Index differ in that the net dividends returns reflect the impact of the maximum withholding taxes on reinvested dividends, while the gross dividends version does not reflect the impact of the maximum withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. Customized Blend Closest Month-End to Inception cumulative total return as of 7/31/12 is 53.25% for Class R and Class X. Customized Blend Closest Month-End to Inception average annual total return as of 6/30/12 is 5.51% for Class R and Class X.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/12 is 45.45% for Class R and Class X. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/12 is 4.77% for Class R and Class X.

Lipper Mixed-Asset Target Allocation Growth Funds Average

The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Mixed-Asset Funds are funds that, by portfolio practice, maintain a mix of between 60% and 80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/12 is 42.94% for Class R and Class X. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/12 is 4.52% for Class R and Class X.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes are measured from the closest month-end to inception date, and not from the Class’ actual inception date.

Target Asset Allocation Funds/Target Moderate Allocation Fund	5

Your Fund’s Performance (continued)

Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2012, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses.

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The performance cited does not represent the performance of the Target Moderate Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index or average.

The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed. The Fund utilizes the net dividends (ND) version of the MSCI EAFE Index. The net dividends and gross dividends versions of the MSCI EAFE Index differ in that the net dividends returns reflect the impact of the maximum withholding taxes on reinvested dividends, while the gross dividends version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

Target Asset Allocation Funds/Target Moderate Allocation Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Target Moderate Allocation Fund’s Class A shares gained 1.96% for the year ended July 31, 2012, underperforming the 5.19% gain of the Customized Blend Index, a model portfolio described on page 4 that includes the Russell 3000 Index (52%), the Barclays U.S. Aggregate Bond Index (35%), and the MSCI EAFE ND Index (13%). The Fund’s Class A shares also lagged the Lipper Mixed-Asset Target Allocation Growth Funds Average, which gained 2.30% for the reporting period.

How did the U.S. stock market perform?

The U.S. equity market experienced widespread volatility during the reporting period, which began on August 1, 2011. The U.S. stock market returned 7.33% for the year that ended July 31, 2012, according to the Russell 3000 Index.

•

Challenging market conditions were mostly caused by European sovereign debt issues and uncertainty over global growth. Investor sentiment swung between optimism and pessimism on macro-themes related to the euro zone.

•	U.S. economic growth proceeded at a tepid pace, as global uncertainty loomed. Unemployment remained elevated.

How did international equity markets perform?

International equities markets faltered during the reporting period. The MSCI EAFE Index, which measures the performance of developed markets excluding the United States and Canada, declined by 11.45%, net of dividends.

•

Stocks continued their wild ride, as policy makers in Europe struggled to resolve the widening debt crisis. The focus shifted from Greece to the larger economies of Italy and Spain, raising the prospect of another round of heated bailout discussions.

•

In late June’s European Summit, policymakers made only incremental progress towards ensuring the euro zone’s survival. With the implementation of austerity measures, many European economies contracted. Elsewhere, stocks struggled in Asia over concerns about slower growth in the region. Growth in China, a key engine of global economic expansion, slowed.

How did fixed-income markets perform?

The U.S. investment-grade bond market was roughly in line with U.S. stock markets and far ahead of declining international stock markets, returning 7.25% for the reporting period, including price changes and interest income, according to the Barclays U.S. Aggregate Bond Index.

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•

Early in the third quarter of 2011, concerns about the economic health of the U.S. and Europe rattled fixed income and foreign exchange markets. After Congress sparred over the U.S. debt ceiling, Standard & Poor’s downgraded the U.S. credit rating to AA+, compounding the negative market sentiment in credit markets. These events caused a flight-to-quality rally by investors that lifted the U.S. dollar.

•

Strong economic data pushed U.S. Treasury yields higher in October 2011. The combination of consistent U.S. Federal Reserve buying and strong investor demand for high-quality, liquid, U.S. dollar-denominated assets ultimately pushed prices higher and brought Treasury yields down. (As bond prices move higher, yields move lower). Stronger Treasury prices helped most fixed income sectors post positive returns for 2011.

•	In the first quarter of 2012, risk aversion abated and U.S. Treasury yields rose modestly, driving relative strong performance.

•

The second quarter was in many ways a risk-averse mirror image of the first quarter’s risk-friendly market environment. Toward the end of the reporting period, fixed income investors were somewhat encouraged by policy announcements in Europe.

How did asset allocation affect the Fund’s performance?

The Fund began the period with a slight overweight to equities, which had a small negative effect on the Fund’s performance. In October the Fund shifted holdings from a slight overweight to equities to a significant underweight. This positioning did not pay off through the remainder of the period.

What contributed the most to the Fund’s relative performance?

Overall, asset management decisions detracted from relative performance. However, there were some bright spots—the fixed income portion of the Fund, which is managed by PIMCO, was the largest positive contributor to the Fund’s return.

•

PIMCO’s positioning and security selection in U.S. Government agency mortgage-backed securities added to returns. An allocation to selective non-agency mortgages amid continued investor demand also contributed. An underweight to investment-grade corporate bonds helped relative performance, since this sector underperformed similar-duration U.S. Treasuries.

•	PIMCO also purchased derivatives known as a credit default swaps (CDS), which helped performance. A credit default swap functions like an insurance policy on a debt security.

Target Asset Allocation Funds/Target Moderate Allocation Fund	9

Strategy and Performance Overview (continued)

•

A position in financial companies augmented the Fund’s performance. PIMCO’s exposure to interest rates in some European countries and Australia contributed positively to performance. PIMCO also held derivatives known as interest rate swaps, in order to manage the Fund’s exposure to interest rate risk, which helped performance.

•

An overweight to emerging market local debt enhanced PIMCO’s relative performance. This included exposure to local debt in Brazil, which was implemented using zero-coupon interest rate swaps, which are derivatives used to limit credit risk, which also helped.

•	PIMCO’s exposure to various foreign currencies, with an emphasis on emerging market currencies, detracted from performance as most of these currencies depreciated relative to the U.S. dollar.

Which asset management decisions detracted the most from the Fund’s relative performance?

The Fund’s large cap growth managers, Massachusetts Financial Services Company (MFS) and Marsico Capital Management, were the largest detractors from the Fund’s relative performance.

In the MFS segment of the Fund, stock selection had a negligible, marginally positive effect on performance.

•

Holdings in Apple, Visa, Mastercard, American Tower, and the biotechnology industry helped performance. However, positions in Oracle, Checkpoint, and healthcare providers and services detracted. An underweight in consumer staples and information technology, both of which had strong returns in the Russell 3000 Index, hindered performance. An overweight in energy, the worst performing sector, also detracted.

•

An underweight to the materials and healthcare sectors slightly benefitted the Fund, since these sectors underperformed relative to the Index. However, risk positioning and significant underexposure to dividend-yielding stocks dragged on results.

The Marsico-managed segment of the Fund significantly underperformed due to sector allocations and risk exposures through poor stock selection. However, Marsico’s optimism regarding long-term growth trends, pricing dislocations, and misunderstood growth stocks hasn’t diminished despite the prevalent concerns of many investors during the period.

•	Marsico continued to maintain an intermediate-to-long-term investment focus, an aggressive risk posture, and a selective bias toward cyclical stocks

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(companies that are more sensitive to changes in the economy). Stock selection produced mixed results during the period. Positions in TJX, Visa, and Biogen helped performance.

•

The Marsico segment was underweight in the strong information technology and consumer staples sectors. It also had an exposure to foreign stocks, which sharply underperformed. It was overexposed to riskier stocks, in addition to stocks with high price volatility. An underweight to dividend-paying stocks also detracted, as these stocks were heavily favored by investors. For example, during the reporting period, telecommunications led all sectors because these companies were paying highly attractive dividends.

Target Asset Allocation Funds/Target Moderate Allocation Fund	11

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2012, at the beginning of the period, and held through the six-month period ended July 31, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Target Asset Allocation Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Moderate Allocation Fund		Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,027.50	1.39%	$7.01
	Hypothetical	$1,000.00	$1,017.95	1.39%	$6.97

Class B	Actual	$1,000.00	$1,023.80	2.14%	$10.77
	Hypothetical	$1,000.00	$1,014.22	2.14%	$10.72

Class C	Actual	$1,000.00	$1,023.80	2.14%	$10.77
	Hypothetical	$1,000.00	$1,014.22	2.14%	$10.72

Class R	Actual	$1,000.00	$1,026.60	1.64%	$8.26
	Hypothetical	$1,000.00	$1,016.71	1.64%	$8.22

Class X	Actual	$1,000.00	$1,028.40	1.39%	$7.01
	Hypothetical	$1,000.00	$1,017.95	1.39%	$6.97

Class Z	Actual	$1,000.00	$1,029.30	1.14%	$5.75
	Hypothetical	$1,000.00	$1,019.19	1.14%	$5.72

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2012, and divided by the 366 days in the Fund’s fiscal year ended July 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Target Asset Allocation Funds/Target Moderate Allocation Fund	13

Portfolio of Investments

as of July 31, 2012

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.1%
COMMON STOCKS 62.6%

Advertising 0.1%
3,800	Publicis Groupe SA (France)	$187,069

Aerospace & Defense 1.6%
1,104	AAR Corp.	15,688
39,000	BAE Systems PLC (United Kingdom)	188,224
12,530	Boeing Co. (The)	926,092
1,900	Elbit Systems Ltd. (Israel)	61,436
7,450	Embraer SA, ADR (Brazil)	189,081
5,400	Finmeccanica SpA (Italy)*	19,731
4,756	Hexcel Corp.*	110,767
3,700	Honeywell International, Inc.	214,785
4,700	Lockheed Martin Corp.	419,569
921	Moog, Inc. (Class A Stock)*	33,515
14,400	Northrop Grumman Corp.	953,280
10,300	Rockwell Collins, Inc.	520,871
11,490	Rolls-Royce Holdings PLC (United Kingdom)*	152,732
586	Teledyne Technologies, Inc.*	36,508
3,800	Thales SA (France)	118,828
1,178	Triumph Group, Inc.	73,660

		4,034,767

Agriculture 0.1%
293,200	Golden Agri-Resources Ltd. (Mauritius)	173,633

Air Freight & Logistics 0.1%
1,545	Atlas Air Worldwide Holdings, Inc.*	70,081
2,600	FedEx Corp.	234,780

		304,861

Airlines 0.1%
75,500	Air New Zealand Ltd. (New Zealand)	54,962
54,000	Cathay Pacific Airways Ltd. (Hong Kong)	89,069
7,756	JetBlue Airways Corp.*	42,735

		186,766

Apparel & Textile 0.1%
4,556	Adidas AG (Germany)	341,712
900	Wolverine World Wide, Inc.	39,987

		381,699

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	15

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Auto Components 0.3%
18,770	Johnson Controls, Inc.	$462,681
2,400	Lear Corp.	85,320
7,100	Magna International, Inc. (Canada)	284,142

		832,143

Auto Parts & Equipment 0.1%
4,628	Meritor, Inc.*	21,659
919	WABCO Holdings, Inc.*	50,471
14,000	Yokohama Rubber Co. Ltd. (The) (Japan)	96,809

		168,939

Auto Parts & Related 0.1%
3,327	Cie Generale des Etablissements Michelin (Class B Stock) (France)	226,059

Automobile Manufacturers 0.4%
3,400	Daimler AG (Germany)	169,407
974	Hyundai Motor Co. (South Korea)	202,343
10,900	Nissan Motor Co. Ltd. (Japan)	102,484
6,000	Nissan Shatai Co. Ltd. (Japan)	65,692
7,983	Toyota Motor Corp. (Japan)	305,245
1,300	Volkswagen AG (Germany)	206,650

		1,051,821

Automobiles 0.1%
1,700	Renault SA (France)	74,142
3,100	Valeo SA (France)	132,811

		206,953

Automotive Parts
300	Georg Fischer AG (Switzerland)*	103,951

Banks 0.6%
7,600	Banco Espanol de Credito SA (Spain)	19,926
22,900	Bank Hapoalim BM (Israel)	66,357
14,800	Bendigo and Adelaide Bank Ltd. (Australia)	126,960
2,522	Citizens Republic Bancorp, Inc.*	45,396
18,000	Fukuoka Financial Group, Inc. (Japan)	65,640
925	Hancock Holding Co.	28,194
33,230	HSBC Holdings PLC (United Kingdom)	277,966
4,141	Julius Baer Group Ltd. (Switzerland)*	147,916

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Banks (cont’d.)
105,900	Mizuho Financial Group, Inc. (Japan)	$174,412
28,000	Nishi-Nippon City Bank Ltd. (The) (Japan)	61,207
25,900	Sapporo Hokuyo Holdings, Inc. (Japan)	74,056
14,287	Standard Chartered PLC (United Kingdom)	327,058

		1,415,088

Beverages 0.8%
5,968	Anheuser-Busch InBev NV, ADR (Belgium)	472,785
14,037	Diageo PLC (United Kingdom)	375,203
5,500	Molson Coors Brewing Co. (Class B Stock)	232,760
9,670	PepsiCo, Inc.	703,299
4,046	SABMiller PLC (United Kingdom)	174,452

		1,958,499

Biotechnology 1.1%
3,170	Alexion Pharmaceuticals, Inc.*	332,374
12,493	Biogen Idec, Inc.*	1,821,854
821	BioMarin Pharmaceutical, Inc.*	32,257
3,404	Celgene Corp.*	233,038
4,470	Gilead Sciences, Inc.*	242,855
3,628	Halozyme Therapeutics, Inc.*	32,725
1,087	Seattle Genetics, Inc.*	28,436
1,275	United Therapeutics Corp.*	69,845

		2,793,384

Building Materials 0.1%
500	Ciments Francais SA (France)	27,615
49,213	Kingfisher PLC (United Kingdom)	205,252

		232,867

Building Products
875	A.O. Smith Corp.	43,243
1,375	Lennox International, Inc.	60,046

		103,289

Capital Goods
1,466	Harsco Corp.	31,153

Capital Markets 0.2%
2,100	Goldman Sachs Group, Inc. (The)	211,890

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	17

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Capital Markets (cont’d.)
1,487	Raymond James Financial, Inc.	$49,993
6,400	State Street Corp.	258,432

		520,315

Chemicals 2.0%
2,920	Airgas, Inc.	231,614
900	Arkema SA (France)	66,248
2,100	BASF SE (Germany)	153,310
2,200	Bayer AG (Germany)	167,096
1,200	CF Industries Holdings, Inc.	234,912
1,041	Georgia Gulf Corp.	34,124
3,338	Huntsman Corp.	42,226
1,287	Intrepid Potash, Inc.*	30,039
2,500	Koninklijke DSM NV (Netherlands)	123,056
750	Kraton Performance Polymers, Inc.*	17,565
1,100	Lanxess AG (Germany)	76,264
14,251	Monsanto Co.	1,220,171
6,000	Nippon Shokubai Co. Ltd. (Japan)	72,994
5,435	Potash Corp. of Saskatchewan, Inc. (Canada)	240,010
2,200	PPG Industries, Inc.	240,812
16,503	Praxair, Inc.	1,712,351
1,295	Quaker Chemical Corp.	57,330
800	Scotts Miracle-Gro Co. (The) (Class A Stock)	31,920
440	Syngenta AG (Switzerland)	150,032
19,000	Toagosei Co. Ltd. (Japan)	71,368
450	TPC Group, Inc.*	17,325
1,115	Valspar Corp. (The)	55,973

		5,046,740

Clothing & Apparel 0.6%
12,469	NIKE, Inc. (Class B Stock)	1,163,981
1,662	Steven Madden Ltd.*	67,195
1,222	VF Corp.	182,444

		1,413,620

Commercial Banks 2.5%
4,500	Allied Irish Banks PLC (Ireland)*	277
4,800	Alpha Bank A.E. (Greece)*	7,108
35,000	Aozora Bank Ltd. (Japan)	80,190
3,000	Associated Banc-Corp.	37,470

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
8,300	Banco Espirito Santo SA (Portugal)*	$5,103
18,500	Banco Santander SA (Spain)	112,015
600	Bank of Hawaii Corp.	28,026
32,300	Barclays PLC (United Kingdom)	84,122
5,000	Chiba Bank Ltd. (The) (Japan)	29,127
12,710	CIT Group, Inc.*	464,169
16,000	Fifth Third Bancorp	221,120
2,411	FirstMerit Corp.	39,058
11,100	PNC Financial Services Group, Inc.	656,010
825	Prosperity Bancshares, Inc.	33,470
23,600	Regions Financial Corp.	164,256
5,800	Sumitomo Mitsui Financial Group, Inc. (Japan)	182,650
13,410	Sumitomo Mitsui Trust Holdings, Inc. (Japan)	38,302
6,400	Swedbank AB (Class A Stock) (Sweden)	111,239
1,789	Trustmark Corp.	43,258
42,146	U.S. Bancorp	1,411,891
794	UMB Financial Corp.	38,160
1,327	United Bankshares, Inc.	30,919
1,650	Webster Financial Corp.	33,858
69,169	Wells Fargo & Co.	2,338,604

		6,190,402

Commercial Services 0.1%
2,275	KAR Auction Services, Inc.*	36,423
6,900	Nichii Gakkan Co. (Japan)	64,382
1,961	PAREXEL International Corp.*	53,967

		154,772

Commercial Services & Supplies 1.1%
1,975	Corrections Corp. of America	61,383
2,850	FleetCor Technologies, Inc.*	105,222
2,954	GEO Group, Inc. (The)*	68,297
1,095	MasterCard, Inc. (Class A Stock)	478,044
975	McGrath RentCorp	25,945
968	Sotheby’s	28,411
5,940	Verisk Analytics, Inc. (Class A Stock)*	298,485
12,844	Visa, Inc. (Class A Stock)	1,657,775
2,046	Waste Connections, Inc.	62,955

		2,786,517

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	19

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Communications Equipment 0.1%
4,028	Arris Group, Inc.*	$51,115
13,700	Cisco Systems, Inc.	218,515

		269,630

Computer Hardware 2.6%
10,692	Apple, Inc.*	6,530,246

Computer Services & Software 1.4%
14,349	Accenture PLC (Class A Stock) (Ireland)	865,245
1,960	Autodesk, Inc.*	66,483
26,590	Electronic Arts, Inc.*	293,022
39,218	EMC Corp.*	1,027,904
2,861	Fortinet, Inc.*	68,693
929	Global Payments, Inc.	39,780
6,300	Micro Focus International PLC (United Kingdom)	52,873
1,798	Opnet Technologies, Inc.	47,539
2,336	QLIK Technologies, Inc.*	46,720
2,516	Riverbed Technology, Inc.*	44,382
991	salesforce.com, Inc.*	123,241
4,154	SAP AG (Germany)	263,626
800	Super Micro Computer, Inc.*	9,928
6,700	Tieto Oyj (Finland)	111,513
1,900	VeriFone Systems, Inc.*	68,951
3,537	VMware, Inc. (Class A Stock)*	321,018

		3,450,918

Computers & Peripherals 0.5%
5,519	Cognizant Technology Solutions Corp. (Class A Stock)*	313,314
41,800	Hewlett-Packard Co.	762,432
3,590	NetApp, Inc.*	117,285

		1,193,031

Construction & Engineering 0.2%
3,700	COMSYS Holdings Corp. (Japan)	46,116
1,380	Fluor Corp.	68,420
7,400	Kyowa Exeo Corp. (Japan)	75,943
1,325	MasTec, Inc.*	21,147
4,300	NCC AB (Class B Stock) (Sweden)	80,514
1,314	Northwest Pipe Co.*	31,996
1,250	Texas Industries, Inc.	52,213

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Construction & Engineering (cont’d.)
834	URS Corp.	$29,248

		405,597

Consumer Finance 0.4%
12,510	American Express Co.	721,952
5,200	Capital One Financial Corp.	293,748
2,154	Cash America International, Inc.	82,541
975	First Cash Financial Services, Inc.*	39,098

		1,137,339

Consumer Products & Services 0.5%
12,703	Estee Lauder Cos., Inc. (The) (Class A Stock)	665,383
155,400	Pacific Brands Ltd. (Australia)	84,561
6,257	Reckitt Benckiser Group PLC (United Kingdom)	343,368
1,968	Vitamin Shoppe, Inc.*	108,082

		1,201,394

Containers & Packaging 0.1%
1,175	Packaging Corp. of America	36,178
7,800	Rexam PLC (United Kingdom)	53,014
1,150	Silgan Holdings, Inc.	47,391

		136,583

Cosmetics & Toiletries 0.1%
7,000	Natura Cosmeticos SA (Brazil)	182,857

Distribution/Wholesale 0.5%
1,800	LKQ Corp.*	63,594
4,400	Mitsui & Co. Ltd. (Japan)	64,973
9,800	Sumitomo Corp. (Japan)	137,289
5,300	Toyota Tsusho Corp. (Japan)	97,997
3,830	W.W. Grainger, Inc.	784,499

		1,148,352

Diversified Consumer Services 0.1%
17,300	H&R Block, Inc.	279,049

Diversified Financial Services 1.1%
58,959	Bank of America Corp.	432,759
20,150	BM&FBOVESPA SA (Brazil)	113,376

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	21

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Financial Services (cont’d.)
22,900	Challenger Ltd. (Australia)	$80,220
25,516	Citigroup, Inc.	692,249
2,000	Fuyo General Lease Co. Ltd. (Japan)	64,847
38,800	JPMorgan Chase & Co.	1,396,800
1,100	LPL Financial Holdings, Inc.	30,822
11,400	Tullett Prebon PLC (United Kingdom)	48,649

		2,859,722

Diversified Manufacturing Operations 0.1%
12,000	Cookson Group PLC (United Kingdom)	103,220
2,550	Siemens AG (Germany)	216,086

		319,306

Diversified Operations 0.2%
3,067	LVMH Moet Hennessy Louis Vuitton SA (France)	461,373

Diversified Telecommunication Services 0.3%
17,100	AT&T, Inc.	648,432
9,800	Koninklijke KPN NV (Netherlands)	80,439

		728,871

Electric Utilities 0.7%
9,600	American Electric Power Co., Inc.	405,504
10,100	Edison International	466,418
35,400	Enel SpA (Italy)	101,094
14,400	Exelon Corp.	563,328
4,000	PPL Corp.	115,600

		1,651,944

Electronic Components 0.2%
1,655	DTS, Inc.*	30,833
93	ESCO Technologies, Inc.	3,349
1,083	Fanuc Corp. (Japan)	167,203
1,859	FLIR Systems, Inc.	38,017
1,635	InvenSense, Inc.*	21,091
986	Itron, Inc.*	38,424
927	Littelfuse, Inc.	49,724
10,000	Nippon Electric Glass Co. Ltd. (Japan)	52,644
671	Woodward, Inc.	22,525

		423,810

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronic Equipment & Instruments 0.3%
1,444	Coherent, Inc.*	$70,511
26,000	Corning, Inc.	296,660
1,493	EnerSys*	50,986
28,000	Kingboard Chemical Holdings Ltd. (Cayman Islands)	57,578
700	ScanSource, Inc.*	20,209
6,350	TE Connectivity Ltd. (Switzerland)	209,613
1,321	Universal Display Corp.*	41,955

		747,512

Energy Equipment & Services 0.7%
4,520	Cameron International Corp.*	227,220
558	Core Laboratories NV (Netherlands)	62,250
3,400	Diamond Offshore Drilling, Inc.	222,428
654	Dril-Quip, Inc.*	47,945
4,700	Ensco PLC (Class A Stock) (United Kingdom)	255,351
23,318	Halliburton Co.	772,525
2,341	Lufkin Industries, Inc.	107,803
575	Oil States International, Inc.*	41,803
823	OYO Geospace Corp.*	78,004

		1,815,329

Entertainment & Leisure 0.3%
2,600	Carnival Corp. (Panama)	86,528
5,946	Carnival PLC (United Kingdom)	199,441
6,854	Hennes & Mauritz AB (Class B Stock) (Sweden)	253,024
1,236	Life Time Fitness, Inc.*	56,127
2,790	Pinnacle Entertainment, Inc.*	30,271
1,300	Sankyo Co. Ltd. (Japan)	64,435
36,200	Thomas Cook Group PLC (United Kingdom)	9,478

		699,304

Environmental Control
1,100	Stericycle, Inc.*	102,135

Equipment Services
19,200	Downer EDI Ltd. (Australia)*	60,803

Financial - Bank & Trust 0.7%
2,291	Astoria Financial Corp.	21,581
10,000	Banco Bilbao Vizcaya Argentaria SA (Spain)	65,192

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	23

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Financial - Bank & Trust (cont’d.)
8,600	Bank of Queensland Ltd. (Australia)	$68,738
2,400	BNP Paribas (France)	88,656
86,362	China Merchants Bank Co. Ltd. (Class H Stock) (China)	158,200
11,400	Credit Agricole SA (France)*	48,725
5,400	Credit Suisse Group AG (Switzerland)*	91,936
3,100	Danske Bank A/S (Denmark)*	45,954
2,300	Deutsche Bank AG (Germany)	69,830
5,860	Dexia SA (Belgium)*	1,583
7,700	DnB ASA (Norway)	80,841
93,300	Mitsubishi UFJ Financial Group, Inc. (Japan)	452,415
9,300	National Australia Bank Ltd. (Australia)	242,656
1,675	Societe Generale SA (France)*	36,869
2,900	Svenska Handelsbanken AB (Class A Stock) (Sweden)	100,555
9,300	UBS AG (Switzerland)*	97,836
400	Verwaltungs-und Privat-Bank AG (Liechtenstein)	29,294

		1,700,861

Financial Services 0.5%
1,340	Affiliated Managers Group, Inc.*	149,531
4,006	BlackRock, Inc.	682,061
1,268	Eaton Vance Corp.	33,640
13,495	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	180,054
265,984	Industrial & Commercial Bank of China Ltd. (Class H Stock) (China)	151,662
2,407	Jefferies Group, Inc.	30,184
7,400	Permanent TSB Group Holdings PLC (Ireland)*	209

		1,227,341

Food & Beverage
12,400	Dairy Crest Group PLC (United Kingdom)	65,501

Food & Staples Retailing 0.7%
14,800	CVS Caremark Corp.	669,700
20,700	Kroger Co. (The)	458,919
73,400	Wal-Mart de Mexico SAB de CV (Class V Stock) (Mexico)	207,034
6,945	Wal-Mart Stores, Inc.	516,916

		1,852,569

Food Products 0.3%
17,700	ConAgra Foods, Inc.	437,013
6,650	Kraft Foods, Inc. (Class A Stock)	264,072

		701,085

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Foods 1.0%
3,163	Danone (France)	$192,259
2,500	Delhaize Group (Belgium)	89,391
1,229	Fresh Market, Inc. (The)*	72,376
4,270	General Mills, Inc.	165,249
33,900	J. Sainsbury PLC (United Kingdom)	171,446
13,600	Koninklijke Ahold NV (Netherlands)	165,544
47,300	Metcash Ltd. (Australia)	169,199
2,900	Metro AG (Germany)	79,746
5,815	Nestle SA (Switzerland)	357,252
20,000	Nichirei Corp. (Japan)	101,433
1,300	Nutreco NV (Netherlands)	93,341
27,900	Parmalat SpA (Italy)	52,608
1,050	Post Holdings, Inc.*	31,080
96,514	Tesco PLC (United Kingdom)	480,540
42,100	WM Morrison Supermarkets PLC (United Kingdom)	182,785

		2,404,249

Hand/Machine Tools 0.1%
3,080	Stanley Black & Decker, Inc.	206,021

Healthcare Equipment & Supplies 0.5%
10,508	Covidien PLC (Ireland)	587,187
5,900	Medtronic, Inc.	232,578
1,950	Sirona Dental Systems, Inc.*	84,298
750	Teleflex, Inc.	47,805
1,314	Thoratec Corp.*	45,083
675	West Pharmaceutical Services, Inc.	33,602
2,900	Zimmer Holdings, Inc.	170,897

		1,201,450

Healthcare Products 0.1%
2,111	Arthrocare Corp.*	62,444
2,390	Bruker Corp.*	28,250
1,028	Cantel Medical Corp.	26,851
1,403	Cepheid, Inc.*	44,952
830	IDEXX Laboratories, Inc.*	73,181

		235,678

Healthcare Providers & Services 0.2%
1,339	Amedisys, Inc.*	16,323

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	25

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Providers & Services (cont’d.)
1,905	Centene Corp.*	$72,466
11,500	CIGNA Corp.	463,220

		552,009

Healthcare Services 0.4%
21,780	Aetna, Inc.	785,387
586	Air Methods Corp.*	63,891
1,071	AMERIGROUP Corp.*	96,261
704	Covance, Inc.*	33,046
1,256	Healthways, Inc.*	14,080
1,025	LifePoint Hospitals, Inc.*	39,073
690	MEDNAX, Inc.*	45,630

		1,077,368

Healthcare Technology
9,300	AGFA-Gevaert NV (Belgium)*	14,271

Holding Companies - Diversified 0.1%
116,000	First Pacific Co. Ltd. (Bermuda)	129,692

Hotels, Restaurants & Leisure 0.9%
1,660	Bally Technologies, Inc.*	72,559
1,124	BJ’s Restaurants, Inc.*	44,488
775	Choice Hotels International, Inc.	31,062
6,240	Las Vegas Sands Corp.	227,261
10,898	McDonald’s Corp.	973,845
3,743	Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)*	34,136
6,537	Shuffle Master, Inc.*	95,505
8,933	Wynn Resorts Ltd.	837,469

		2,316,325

Household Durables
5,800	Alpine Electronics, Inc. (Japan)	60,881
1,022	Helen of Troy Ltd. (Bermuda)*	31,130
2,253	Universal Electronics, Inc.*	28,365

		120,376

Household Products 0.2%
5,500	Kimberly-Clark Corp.	478,005
550	WD-40 Co.	26,428

		504,433

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Independent Power Producers & Energy Traders 0.1%
4,400	Drax Group PLC (United Kingdom)	$32,718
13,000	NRG Energy, Inc.	257,660

		290,378

Industrial Conglomerates 0.3%
31,700	General Electric Co.	657,775
2,293	McDermott International, Inc. (Panama)*	26,828

		684,603

Insurance 2.8%
7,600	Aegon NV (Netherlands)	34,499
3,000	Allianz SE (Germany)	297,626
27,000	Allstate Corp. (The)	926,100
2,000	American Equity Investment Life Holding Co.	23,340
21,500	American International Group, Inc.*	672,305
21,100	Aviva PLC (United Kingdom)	96,620
4,600	AXA SA (France)	55,889
1,900	Baloise Holding AG (Switzerland)	125,370
37,900	Beazley PLC (United Kingdom)	93,992
28,451	China Life Insurance Co. Ltd. (Class H Stock) (China)	78,100
4,300	CNO Financial Group, Inc.	35,647
82	Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	85,956
1,237	HCC Insurance Holdings, Inc.	37,902
12,300	ING Groep NV, CVA (Netherlands)*	80,915
61,400	Legal & General Group PLC (United Kingdom)	122,218
24,300	Marsh & McLennan Cos., Inc.	807,003
43,248	MetLife, Inc.	1,330,741
700	Muenchener Rueckversicherungs AG (Germany)	99,185
44,538	Old Mutual PLC (United Kingdom)	109,633
1,606	Protective Life Corp.	44,823
836	Reinsurance Group of America, Inc.	46,540
3,300	SCOR SE (France)	78,200
880	State Auto Financial Corp.	11,414
1,300	Swiss Life Holding AG (Switzerland)*	124,021
3,200	Swiss Re Ltd. (Switzerland)*	200,315
1,500	Tower Group, Inc.	27,960
7,200	Travelers Cos., Inc. (The)	451,080
954	United Fire Group, Inc.	18,698
18,000	Unum Group	340,020
1,858	Validus Holdings Ltd. (Bermuda)	60,441

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	27

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
11,000	XL Group PLC (Ireland)	$227,150
800	Zurich Insurance Group AG (Switzerland)*	177,554

		6,921,257

Internet 0.1%
821	F5 Networks, Inc.*	76,665
1,844	Sapient Corp.	18,366
4,508	Tencent Holdings Ltd. (Cayman Islands)	133,840
3,800	Yandex NV (Class A Stock) (Netherlands)*	73,074

		301,945

Internet Services 1.1%
2,158	Amazon.com, Inc.*	503,461
1,600	Digital River, Inc.*	28,464
4,670	eBay, Inc.*	206,881
1,556	Google, Inc. (Class A Stock)*	984,901
1,760	priceline.com, Inc.*	1,164,663

		2,888,370

Internet Software & Services 1.0%
8,480	Baidu, Inc., ADR (Cayman Islands)*	1,022,010
3,804	LinkedIn Corp. (Class A Stock)*	390,481
6,520	Oracle Corp.	196,904
2,420	VeriSign, Inc.*	107,496
48,310	Yahoo!, Inc.*	765,230

		2,482,121

Investment Companies 0.2%
645,000	Hutchison Port Holdings Trust (Singapore)	490,200
2,318	KKR Financial Holdings LLC	21,140

		511,340

IT Services 0.1%
1,650	Broadridge Financial Solutions, Inc.	34,930
1,100	International Business Machines Corp.	215,578
11,800	Logica PLC (United Kingdom)	19,303

		269,811

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Leisure Equipment & Products 0.1%
6,500	Mattel, Inc.	$228,605
1,889	Polaris Industries, Inc.	141,977

		370,582

Life Sciences Tools & Services 0.5%
21,217	Thermo Fisher Scientific, Inc.	1,181,150

Machinery 1.1%
1,300	Actuant Corp. (Class A Stock)	36,998
28,000	BlueScope Steel Ltd. (Australia)*	7,734
3,700	Cummins, Inc.	354,830
4,080	Deere & Co.	313,426
948	Franklin Electric Co., Inc.	53,477
515	Gardner Denver, Inc.	29,345
17,290	Ingersoll-Rand PLC (Ireland)	733,269
8,963	Komatsu Ltd. (Japan)	198,837
44,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Japan)	55,183
8,500	PACCAR, Inc.	340,085
2,900	Parker Hannifin Corp.	232,928
968	Regal-Beloit Corp.	62,310
1,800	Rheinmetall AG (Germany)	89,792
854	Snap-on, Inc.	57,884
2,211	Terex Corp.*	43,114
819	Twin Disc, Inc.	16,036
325	Valmont Industries, Inc.	40,261

		2,665,509

Manufacturing 0.5%
1,346	Colfax Corp.*	38,953
20,083	Danaher Corp.	1,060,583
1,810	Polypore International, Inc.*	67,260

		1,166,796

Media 1.6%
6,900	CBS Corp. (Class B Stock)	230,874
50,227	Comcast Corp. (Special Class A Stock)	1,603,748
3,570	Discovery Communications, Inc. (Class A Stock)*	180,749
8,500	Interpublic Group of Cos., Inc. (The)	83,895
16,640	News Corp. (Class A Stock)	383,053
8,726	Pearson PLC (United Kingdom)	163,365

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	29

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Media (cont’d.)
750	Time Warner Cable, Inc.	$63,698
12,300	Time Warner, Inc.	481,176
8,710	Viacom, Inc. (Class B Stock)	406,844
9,100	Vivendi (France)	172,588
5,360	Walt Disney Co. (The)	263,390
825	Wiley, (John) & Sons, Inc. (Class A Stock)	39,311

		4,072,691

Medical Supplies & Equipment 0.1%
1,522	Cooper Cos., Inc. (The)	114,546
3,700	Fresenius Medical Care AG & Co. KGaA (Germany)	267,466

		382,012

Metals & Mining 1.0%
1,418	AMCOL International Corp.	43,533
88,700	Arrium Ltd. (Australia)	66,287
1,128	BHP Billiton Ltd. (Australia)	37,469
5,100	Boliden AB (Sweden)	77,323
15,300	Freeport-McMoRan Copper & Gold, Inc.	515,151
1,100	Globe Specialty Metals, Inc.	13,783
2,540	Joy Global, Inc.	131,928
33,800	Mincor Resources NL (Australia)	22,642
7,560	Precision Castparts Corp.	1,176,034
3,500	Rio Tinto Ltd. (Australia)	193,819
2,059	RTI International Metals, Inc.*	46,224
1,115	Timken Co.	40,363
3,921	Titanium Metals Corp.	45,719

		2,410,275

Multi-Line Retail 0.6%
5,034	Dollar Tree, Inc.*	253,411
9,400	J.C. Penney Co., Inc.	211,594
14,190	Kohl’s Corp.	705,527
6,300	Macy’s, Inc.	225,792

		1,396,324

Multi-Utilities 0.2%
14,300	Public Service Enterprise Group, Inc.	475,332
2,400	RWE AG (Germany)	94,225

		569,557

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Office Electronics 0.2%
1,183	Canon, Inc. (Japan)	$39,504
66,200	Xerox Corp.	458,766

		498,270

Oil, Gas & Consumable Fuels 4.8%
2,440	Air Liquide SA (France)	272,882
1,270	Anadarko Petroleum Corp.	88,189
5,200	Apache Corp.	447,824
1,500	Atmos Energy Corp.	53,775
14,533	BG Group PLC (United Kingdom)	286,085
49,400	BP PLC (United Kingdom)	328,011
6,170	Cabot Oil & Gas Corp.	260,312
4,138	Cenovus Energy, Inc. (Canada)	126,469
12,400	Chesapeake Energy Corp.	233,368
6,300	Chevron Corp.	690,354
180,954	CNOOC Ltd. (Hong Kong)	363,004
7,300	ConocoPhillips	397,412
3,900	Devon Energy Corp.	230,568
3,940	Dresser-Rand Group, Inc.*	183,249
10,700	ENI SpA (Italy)	220,638
1,340	EOG Resources, Inc.	131,333
2,270	EQT Corp.	128,028
3,050	FMC Technologies, Inc.*	137,616
1,297	Gulfport Energy Corp.*	26,718
1,800	Hess Corp.	84,888
12,980	JX Holdings, Inc. (Japan)	62,393
16,500	Marathon Oil Corp.	436,755
4,500	Murphy Oil Corp.	241,470
27,104	National Oilwell Varco, Inc.	1,959,619
2,980	Noble Energy, Inc.	260,541
4,172	Oasis Petroleum, Inc.*	109,223
6,930	Occidental Petroleum Corp.	603,118
1,613	Ocean Rig UDW, Inc. (Marshall Islands)*	24,179
4,300	OMV AG (Austria)	134,918
1,301	ONEOK, Inc.	57,908
9,800	Phillips 66	368,480
1,563	Pioneer Natural Resources Co.	138,529
7,500	Repsol SA (Spain)	119,529
15,200	Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	534,698
7,700	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	543,312

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	31

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
6,717	Schlumberger Ltd. (Netherlands)	$478,653
985	South Jersey Industries, Inc.	52,067
5,400	Statoil ASA (Norway)	128,340
1,689	Swift Energy Co.*	31,567
6,000	Total SA (France)	276,459
15,300	Total SA, ADR (France)	703,035
1,071	WGL Holdings, Inc.	43,322

		11,998,838

Paper & Forest Products 0.2%
14,400	International Paper Co.	472,464
11,800	Mondi PLC (United Kingdom)	100,389

		572,853

Pharmaceuticals 5.6%
35,139	Abbott Laboratories	2,330,067
8,752	Allergan, Inc.	718,277
2,800	Amgen, Inc.	231,280
6,400	AstraZeneca PLC (United Kingdom)	298,891
2,800	AstraZeneca PLC, ADR (United Kingdom)	131,068
19,249	Bristol-Myers Squibb Co.	685,264
2,798	Catamaran Corp. (Canada)*	236,494
7,100	Eli Lilly & Co.	312,613
21,830	Endo Heath Solutions, Inc.*	649,006
24,306	Express Scripts Holding Co.*	1,408,290
6,000	GlaxoSmithKline PLC (United Kingdom)	138,058
2,200	H. Lundbeck A/S (Denmark)	43,560
14,800	Johnson & Johnson	1,024,456
2,800	Kyorin Holdings, Inc. (Japan)	61,024
19,453	Mead Johnson Nutrition Co.	1,419,291
14,200	Merck & Co., Inc.	627,214
700	Merck KGaA (Germany)	70,401
1,847	Natural Grocers By Vitamin Cottage, Inc.*	37,457
7,924	Novartis AG (Switzerland)	465,290
3,400	Novartis AG, ADR (Switzerland)	199,308
2,757	Novo Nordisk A/S (Class B Stock) (Denmark)	425,095
749	Onyx Pharmaceuticals, Inc.*	56,153
3,700	Otsuka Holdings Co. Ltd. (Japan)	112,667
38,300	Pfizer, Inc.	920,732
1,200	Roche Holding AG (Switzerland)	212,491

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
1,429	Salix Pharmaceuticals Ltd.*	$64,048
3,900	Sanofi (France)	318,193
6,000	Sanofi, ADR (France)	243,840
45,499	Sinopharm Group Co. Ltd. (Class H Stock) (China)	133,153
2,900	Teva Pharmaceutical Industries Ltd. (Israel)	118,279
6,863	Teva Pharmaceutical Industries Ltd., ADR (Israel)	280,628
1,495	Theravance, Inc.*	43,549

		14,016,137

Pipelines 0.2%
12,392	Kinder Morgan, Inc.	443,758

Professional Services 0.1%
2,118	Duff & Phelps Corp. (Class A Stock)	31,219
3,900	Manpower, Inc.	138,762
10,647	Monster Worldwide, Inc.*	77,191
800	Towers Watson & Co. (Class A Stock)	46,904

		294,076

Real Estate
1,197	Meritage Homes Corp.*	42,015

Real Estate Investment Trusts 0.7%
11,398	American Tower Corp.	824,189
36,100	Annaly Capital Management, Inc.	629,223
1,275	Associated Estates Realty Corp.	19,036
1,851	First Potomac Realty Trust	21,453
1,100	Highwoods Properties, Inc.	37,257
10,600	Kimco Realty Corp.	206,594
725	LaSalle Hotel Properties	19,038
3,423	Medical Properties Trust, Inc.	33,717
1,535	Redwood Trust, Inc.	19,786
3,880	Two Harbors Investment Corp.	44,504

		1,854,797

Restaurants
410	Chipotle Mexican Grill, Inc.*	119,855

Retail 0.1%
35,200	Home Retail Group PLC (United Kingdom)	42,663

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	33

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Retail (cont’d.)
1,400	Rallye SA (France)	$40,692
3,600	Shimachu Co. Ltd. (Japan)	75,658

		159,013

Retail & Merchandising 3.6%
5,200	Aoyama Trading Co. Ltd. (Japan)	101,576
1,000	Big Lots, Inc.*	40,510
2,696	Chico’s FAS, Inc.	41,303
3,770	Costco Wholesale Corp.	362,599
73,900	Debenhams PLC (United Kingdom)	106,308
18,284	Dollar General Corp.*	932,667
1,089	Ezcorp, Inc. (Class A Stock)*	24,502
1,251	Francesca’s Holdings Corp.*	39,294
2,200	K’s Holdings Corp. (Japan)	71,639
9,568	Lululemon Athletica, Inc.*	540,401
33,200	Marks & Spencer Group PLC (United Kingdom)	173,220
2,800	Matsumotokiyoshi Holdings Co. Ltd. (Japan)	63,082
6,459	O’Reilly Automotive, Inc.*	553,795
6,441	Ross Stores, Inc.	427,940
1,425	Sally Beauty Holdings, Inc.*	37,648
27,229	Starbucks Corp.	1,232,929
390	Swatch Group AG (The) (Switzerland)	154,611
7,777	Target Corp.	471,675
2,500	Tiffany & Co.	137,325
49,409	TJX Cos., Inc. (The)	2,187,830
20,349	Yum! Brands, Inc.	1,319,429

		9,020,283

Road & Rail 0.1%
839	Landstar System, Inc.	41,455
3,400	Norfolk Southern Corp.	251,770
1,275	Werner Enterprises, Inc.	29,427

		322,652

Savings & Loan
3,125	Capitol Federal Financial, Inc.	36,625

Semiconductors 0.4%
5,800	Altera Corp.	205,610
14,748	ARM Holdings PLC (United Kingdom)	127,578

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors (cont’d.)
1,800	ASML Holding NV (Netherlands)	$103,500
4,680	Broadcom Corp. (Class A Stock)*	158,558
798	Cabot Microelectronics Corp.	23,461
1,865	Cavium, Inc.*	50,392
1,504	Checkpoint Systems, Inc.*	11,566
3,620	Linear Technology Corp.	116,745
2,000	Microsemi Corp.*	38,720
4,846	Teradyne, Inc.*	71,285

		907,415

Semiconductors & Semiconductor Equipment 0.8%
775	Cymer, Inc.*	44,338
3,438	Entegris, Inc.*	27,676
450	Hittite Microwave Corp.*	22,801
27,800	Intel Corp.	714,460
4,000	KLA-Tencor Corp.	203,640
1,050	MKS Instruments, Inc.	27,720
5,300	RF Micro Devices, Inc.*	20,564
124	Samsung Electronics Co. Ltd. (South Korea)	142,541
1,000	Semtech Corp.*	23,890
25,000	Texas Instruments, Inc.	681,000
1,687	Veeco Instruments, Inc.*	60,243

		1,968,873

Software 1.6%
10,705	CA, Inc.	257,669
2,807	Cerner Corp.*	207,493
17,355	Check Point Software Technologies Ltd. (Israel)*	842,932
2,957	Citrix Systems, Inc.*	214,915
6,346	Compuware Corp.*	58,447
600	Manhattan Associates, Inc.*	28,014
3,235	MedAssets, Inc.*	42,670
72,400	Microsoft Corp.	2,133,628
4,280	Parametric Technology Corp.*	92,191
1,400	Red Hat, Inc.*	75,124
925	SS&C Technologies Holdings, Inc.*	22,478
1,605	TIBCO Software, Inc.*	45,084
1,000	Verint Systems, Inc.*	27,910

		4,048,555

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	35

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail 1.3%
2,946	Aaron’s, Inc.	$86,406
1,430	AutoZone, Inc.*	536,579
600	DSW, Inc. (Class A Stock)	35,472
5,400	Gap, Inc. (The)	159,246
2,469	Genesco, Inc.*	163,497
550	Group 1 Automotive, Inc.	29,563
16,981	Home Depot, Inc. (The)	886,069
12,560	Limited Brands, Inc.	597,228
925	Lithia Motors, Inc. (Class A Stock)	25,771
3,350	PetSmart, Inc.	221,468
19,600	Staples, Inc.	249,704
1,470	Tractor Supply Co.	133,579
6,477	Urban Outfitters, Inc.*	197,872

		3,322,454

Steel Producers/Products
3,200	Voestalpine AG (Austria)	86,914

Telecommunications 1.6%
62,400	BT Group PLC (United Kingdom)	212,297
166,600	Cable & Wireless Communications PLC (United Kingdom)	81,518
12,870	CenturyLink, Inc.	534,620
1,207	EZchip Semiconductor Ltd. (Israel)*	44,261
4,500	France Telecom SA (France)	60,260
1,123	IPG Photonics Corp.*	58,205
63	KDDI Corp. (Japan)	433,767
2,162	NICE Systems Ltd., ADR (Israel)*	77,832
4,500	Nippon Telegraph & Telephone Corp. (Japan)	208,888
100	NTT DoCoMo, Inc. (Japan)	167,157
23,377	QUALCOMM, Inc.	1,395,139
743	SBA Communications Corp. (Class A Stock)*	43,882
100,000	Telecom Italia SpA (Italy)	81,403
4,200	Telefonica SA (Spain)	47,642
15,400	Telstra Corp. Ltd. (Australia)	64,676
168,530	Vodafone Group PLC (United Kingdom)	482,319

		3,993,866

Textiles, Apparel & Luxury Goods 0.1%
11,000	Kurabo Industries Ltd. (Japan)	18,753
836	PVH Corp.	66,403

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)
41,000	Yue Yuen Industrial Holdings Ltd. (Bermuda)	$123,786

		208,942

Tobacco 0.5%
6,300	Altria Group, Inc.	226,611
7,398	British American Tobacco PLC (United Kingdom)	392,939
1,480	Lorillard, Inc.	190,387
3,870	Philip Morris International, Inc.	353,873

		1,163,810

Trading Companies & Distributors 0.1%
25,000	Marubeni Corp. (Japan)	166,762
1,685	United Rentals, Inc.*	48,713
725	WESCO International, Inc.*	40,390

		255,865

Transportation 0.7%
1,426	Bristow Group, Inc.	65,268
3,255	Canadian National Railway Co. (Canada)	287,151
5,400	Deutsche Post AG (Germany)	96,948
5,255	Expeditors International of Washington, Inc.	186,920
3,600	Go-Ahead Group PLC (United Kingdom)	72,378
2,060	Kansas City Southern	149,968
2,478	Quality Distribution, Inc.*	25,028
18,000	Sankyu, Inc. (Japan)	67,343
6,021	Union Pacific Corp.	738,235

		1,689,239

Utilities
3,400	E.ON AG (Germany)	72,359

Wireless Telecommunication Services 0.2%
20,700	Vodafone Group PLC, ADR (United Kingdom)	595,125

	TOTAL COMMON STOCKS (cost $132,805,615)	156,876,951

PREFERRED STOCKS 0.3%

Automobile Manufacturers 0.1%
1,339	Volkswagen AG, 1.81% (Germany)	227,862

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	37

Portfolio of Investments

as of July 31, 2012 continued

Shares			Description	Value (Note 1)

PREFERRED STOCKS (Continued)

Commercial Banks 0.1%
7,950			Wells Fargo & Co., Series J, 8.00%, CVT	$243,747

Financial Services 0.1%
8,700			Itau Unibanco Holding SA, ADR, 2.79% (Brazil)	137,547

			TOTAL PREFERRED STOCKS (cost $447,508)	609,156

UNAFFILIATED MUTUAL FUND
3,675			Ares Capital Corp. (cost $48,156)	61,115

Moody’s Ratings† (Unaudited)	Principal Amount (000)#

ASSET-BACKED SECURITIES 3.0%
Aaa	EUR	1,888	Avoca CLO I BV, Series III-X, Class A (Ireland) 1.433%(a), 09/15/21	2,203,871
Aaa	GBP	600	Chester Asset Receivables Dealings, Series 2004-1, Class A (United Kingdom) 1.198%(a), 04/15/16	924,976
NR	EUR	215	Magnolia Funding Ltd., Series 2010-1A, Class A1, 144A (United Kingdom) 3.00%, 04/20/17	265,355
Aaa		$600	Penarth Master Issuer PLC, Series 2011-1A, Class A1, 144A (United Kingdom) 0.898%(a), 05/18/15	601,446
AAA(b)		274	Plymouth Rock CLO Ltd., Inc., Series 2010-1A, Class A, 144A (Cayman Islands) 1.966%(a), 02/16/19	272,885
Caa3		465	Sierra Madre Funding Ltd., (Cayman Islands)(h) Series 2004-1A, Class A1A, 144A 0.626%(a), 09/07/39	298,233
Caa3		1,063	Series 2004-1A, Class ALTB, 144A 0.646%(a), 09/07/39	681,674

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

ASSET-BACKED SECURITIES (Continued)
Aaa	$1,361	SLM Student Loan Trust, Series 2008-9, Class A 1.951%(a), 04/25/23	$1,405,940
Aaa	1,000	Venture CDO Ltd., Series 2007-8A, Class A2A, 144A (Cayman Islands) 0.672%(a), 07/22/21	936,742

		TOTAL ASSET-BACKED SECURITIES (cost $7,984,852)	7,591,122

COMMERCIAL MORTGAGE-BACKED SECURITY
Aaa	97	Federal National Mortgage Assoc., Series 1998-73, Class MZ (cost $96,127) 6.30%, 10/17/38	104,558

CORPORATE BONDS 8.8%

Automobile Manufacturers 0.8%
A2	1,000	BMW US Capital LLC, Gtd. Notes, MTN 0.918%(a), 12/21/12	1,001,614
A3	900	Daimler Finance North America LLC, Gtd. Notes, 144A 1.071%(a), 03/28/14	898,715

			1,900,329

Commercial Banks 2.8%
A1	400	Abbey National Treasury Services PLC, Bank Gtd. Notes (United Kingdom) 2.028%(a), 04/25/14	388,645
B1	100	Ally Financial, Inc., Sr. Unsec’d. Notes 8.00%, 11/01/31	117,636
Baa1	400	Banco Santander Brazil SA, Sr. Unsec’d. Notes, 144A (Brazil) 2.568%(a), 03/18/14	385,998
Baa3	1,120	Barclays Bank PLC, Sub. Notes, 144A (United Kingdom) 10.179%, 06/12/21	1,334,301

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	39

Portfolio of Investments

as of July 31, 2012 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Commercial Banks (cont’d.)
Aa2	$1,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Gtd. Notes (Netherlands) 4.50%, 01/11/21	$1,100,118
A1	900	Export-Import Bank of Korea, Sr. Unsec’d. Notes, 144A (South Korea)(h) 1.401%(a), 07/26/13	900,504
Ba1	1,000	Lloyds TSB Bank PLC, Jr. Sub. Notes, 144A (United Kingdom) 12.00%(a), 12/29/49	1,058,770
A2	700	Morgan Stanley, Sr. Unsec’d. Notes 1.427%(a), 04/29/13	696,020
A3	1,000	Royal Bank of Scotland PLC (The), Bank Gtd. Notes (United Kingdom) 4.375%, 03/16/16	1,044,108
A3	100	4.875%, 03/16/15	105,228

			7,131,328

Consumer Finance 0.3%
A3	600	American Express Co., Sr. Unsec’d. Notes 7.00%, 03/19/18	762,316

Diversified Financial Services 2.4%
A2	900	Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes 6.40%, 10/02/17	1,075,420
Aaa	1,000	Credit Agricole Home Loan SFH, Covered Bonds, 144A (France)(h) 1.203%(a), 07/21/14	976,315
NR	100	Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes 7.50%, 08/01/12	100,000
Baa3	600	Sr. Unsec’d. Notes, 144A 3.984%, 06/15/16	619,237

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Ba2	$500	International Lease Finance Corp., Sr. Sec’d. Notes, 144A 7.125%, 09/01/18	$565,625
A2	700	JPMorgan Chase & Co., Sr. Unsec’d. Notes 4.25%, 10/15/20	758,395
A1	700	JPMorgan Chase Bank NA, Sub. Notes 6.00%, 10/01/17	814,706
Baa2	900	Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN 5.571%, 10/04/12	903,210
Baa2	100	6.875%, 04/25/18	115,425

			5,928,333

Financial - Bank & Trust 0.2%
A2	500	UBS AG, Notes (Switzerland) 4.875%, 08/04/20	553,509

Financial Services 0.1%
NR	500	Lehman Brothers Holdings, Inc., Sr. Unsec’d., MTN(g) 6.875%, 05/02/18	123,125

Insurance 0.2%
Baa1	500	American International Group, Inc., Sr. Unsec’d. Notes 8.25%, 08/15/18	616,008

Metals & Mining 0.4%
Baa1	900	Barrick North America Finance LLC, Gtd. Notes, 144A 4.40%, 05/30/21	979,540

Oil, Gas & Consumable Fuels 0.6%
A2	400	BP Capital Markets PLC, Gtd. Notes (United Kingdom) 4.50%, 10/01/20	468,700

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	41

Portfolio of Investments

as of July 31, 2012 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Baa2		$1,000	TNK-BP Finance SA, Gtd. Notes (Luxembourg) 7.50%, 03/13/13	$1,034,090

				1,502,790

Paper & Forest Products 0.2%
Baa3		500	Georgia-Pacific LLC, Gtd. Notes, 144A 5.40%, 11/01/20	589,475

Pharmaceuticals 0.2%
B1		400	Valeant Pharmaceuticals International, Gtd. Notes, 144A 6.75%, 08/15/21	405,000

Real Estate Investment Trusts 0.4%
Baa2		1,000	Goodman Funding Pty Ltd., Gtd. Notes, 144A (Australia) 6.375%, 11/12/20	1,058,121

Utilities 0.2%
A1		500	Korea Electric Power Corp., Sr. Unsec’d. Notes, 144A (South Korea) 3.00%, 10/05/15	516,260

			TOTAL CORPORATE BONDS (cost $20,870,782)	22,066,134

FOREIGN GOVERNMENT BONDS 2.4%
Aaa	EUR	1,500	Bundesobligation, Bonds (Germany) 4.00%, 10/11/13	1,934,936
Aaa	EUR	2,200	Bundesschatzanweisungen, Bonds (Germany) 0.75%, 09/13/13	2,730,930
Baa2	BRL	1,800	Republic of Brazil, Sr. Unsec’d. Notes (Brazil) 12.50%, 01/05/22	1,262,688

			TOTAL FOREIGN GOVERNMENT BONDS (cost $5,649,702)	5,928,554

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

MUNICIPAL BONDS 1.8%

California 0.9%
Aa	$500	California State Public Works Board Lease Revenue, Revenue Bonds 7.804%, 03/01/35	$602,580
A1	400	State of California, General Obligation Unlimited 5.00%, 06/01/37	428,100
A1	800	5.00%, 11/01/37	860,632
A1	200	5.00%, 12/01/37	215,378

			2,106,690

Illinois 0.9%
Aa3	1,100	Chicago Transit Authority, Series A, Revenue Bonds 6.899%, 12/01/40	1,361,646
Aa3	800	Series B, Revenue Bonds 6.899%, 12/01/40	990,288

			2,351,934

		TOTAL MUNICIPAL BONDS (cost $3,798,074)	4,458,624

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.4%
AAA(b)	27	BankTrust Mortgage Trust, Series 1, Class G 5.70%, 12/01/23	26,623
Caa1	149	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 23A2 2.886%(a), 05/25/35	130,977
D(b)	366	Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1 2.901%(a), 02/25/37	247,917
		Series 2006-OA11, Class A1B
Ca	403	0.436%(a), 09/25/46	234,153
Aaa	17	Federal Home Loan Mortgage Corp., Series 119, Class H 7.50%, 01/15/21	19,319
Aaa	3	Series 2266, Class F 0.699%(a), 11/15/30	2,990

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	43

Portfolio of Investments

as of July 31, 2012 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
			Federal National Mortgage Assoc., Series 2000-32, Class FM
Aaa		$5	0.698%(a), 10/18/30	$5,370
			Series 2006-5, Class 3A2
NR		409	2.655%(a), 05/25/35	423,232
NR		85	FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1 1.526%(a), 07/25/44	85,733
Aaa		16	Government National Mortgage Assoc., Series 2000-9, Class FH 0.749%(a), 02/16/30	15,797
Aaa	GBP	403	Granite Mortgages PLC, Series 2004-3, Class 3A2 (United Kingdom) 1.298%(a), 09/20/44	615,146
Aaa		206	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.644%(a), 09/25/35	204,594
CC(b)		431	Series 2005-AR7, Class 4A1 5.156%(a), 11/25/35	336,940
Caa3		468	Harborview Mortgage Loan Trust, Series 2006-5, Class 2A1A 0.427%(a), 07/19/46	282,848
			Series 2006-12, Class 2A2B
C		362	0.497%(a), 01/19/38	108,799
C		389	Indymac Index Mortgage Loan Trust, Series 2007-FLX2, Class A2 0.436%(a), 04/25/37	82,379
CCC(b)		369	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY1, Class 2A3 5.124%(a), 02/25/37	262,968
			Series 2007-OA3, Class 2A1A
CCC(b)		417	0.907%(a), 04/25/47	316,117

			TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $3,813,114)	3,401,902

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Principal Amount (000)#	Description	Value (Note 1)

U.S. GOVERNMENT AGENCY OBLIGATIONS 8.1%
	Federal Home Loan Mortgage Corp.
$ 83	2.521%(a), 09/01/35	$87,716
2,000	4.00%, TBA	2,135,313
38	5.50%, 12/01/36	41,598
59	6.00%, 04/01/16 - 07/01/17	63,122
	Federal National Mortgage Assoc.
127	1.347%(a), 06/01/43	128,834
85	2.272%(a), 12/01/34	89,645
5,000	2.50%, TBA	5,201,562
3,000	3.50%, TBA	3,188,437
35	3.933%(a), 05/01/36	37,448
1,000	4.00%, TBA	1,070,469
1,082	4.50%, 07/01/20 - 04/01/39	1,178,138
1,000	4.50%, TBA	1,081,406
45	4.638%(a), 09/01/34	48,895
2,500	5.00%, 06/01/33 - 04/01/39	2,732,547
192	5.50%, 06/01/36	211,412
736	6.00%, 09/01/37	812,196
	Government National Mortgage Assoc.
15	1.625%, 09/20/22 - 11/20/29	16,004
1,000	3.00%, TBA	1,052,187
1,000	3.50%, TBA	1,082,187
22	4.50%, 08/15/33	24,703
5	8.50%, 05/20/30 - 04/20/31	5,492

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $20,104,886)	20,289,311

U.S. TREASURY OBLIGATIONS 7.7%
	U.S. Treasury Bonds
2,000	1.75%, 05/15/22	2,047,188
1,500	3.75%, 08/15/41	1,873,359
400	4.375%, 05/15/41	552,625
100	7.50%, 11/15/24	163,937
	U.S. Treasury Inflationary Indexed Bonds, TIPS
1,600	0.125%, 01/15/22	1,753,884
1,700	1.125%, 01/15/21(c)	2,085,755
100	2.125%, 02/15/40	158,882
	U.S. Treasury Notes
5,800	2.00%, 11/15/21 - 02/15/22	6,098,123
1,400	2.125%, 08/15/21	1,491,437

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	45

Portfolio of Investments

as of July 31, 2012 continued

Principal Amount (000)#	Description	Value (Note 1)

U.S. TREASURY OBLIGATIONS (Continued)
	U.S. Treasury Notes (cont’d.)
$400	2.625%, 11/15/20	$444,750
2,400	3.125%, 11/15/41	2,676,000

	TOTAL U.S. TREASURY OBLIGATIONS (cost $18,145,044)	19,345,940

	TOTAL LONG-TERM INVESTMENTS (cost $213,763,860)	240,733,367

SHORT-TERM INVESTMENTS 13.5%

REPURCHASE AGREEMENTS(d) 5.4%
8,400	Barclays Capital, Inc., 0.17%, dated 07/31/2012, due 08/01/2012 in the amount of $8,400,040	8,400,000
5,200	Credit Suisse Securities (USA) LLC, 0.20%, dated 07/31/2012, due 08/01/2012 in the amount of $5,200,029	5,200,000

	TOTAL REPURCHASE AGREEMENTS (cost $13,600,000)	13,600,000

Notional Amount (000)#		Counterparty
OPTION PURCHASED*

Put Option
400	Currency Option USD vs CAD, expiring 05/16/13, @ FX rate 6.51 (cost $2,070)	JPMorgan Chase	1,770

Shares
AFFILIATED MONEY MARKET MUTUAL FUND 7.7%
19,334,111	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $19,334,111)(f)(Note 3)		19,334,111

See Notes to Financial Statements.

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Principal Amount (000)#	Description		Value (Note 1)

CERTIFICATE OF DEPOSIT(e) 0.4%
$900	Banco do Brasil SA (cost $884,018) 1.97%, 06/28/13		$892,102

	TOTAL SHORT-TERM INVESTMENTS (cost $33,820,199)		33,827,983

	TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITIES SOLD SHORT 109.6% (cost $247,584,059; Note 5)		274,561,350

Notional Amount (000)#		Counterparty
OPTIONS WRITTEN*

Call Options
300	Interest Rate Swap Options, Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America	(7,136)
4,200	Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	(99,903)

			(107,039)

Put Options
300	Interest Rate Swap Options, Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America	(1,110)
4,200	Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	(15,541)

			(16,651)

	TOTAL OPTIONS WRITTEN (premium received $139,485)		(123,690)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	47

Portfolio of Investments

as of July 31, 2012 continued

Principal Amount (000)#	Description	Value (Note 1)

SECURITIES SOLD SHORT (0.9)%

U.S. GOVERNMENT AGENCY OBLIGATIONS
$1,000	Federal National Mortgage Assoc. 5.00%, TBA	$(1,089,219)
1,000	6.00%, TBA	(1,102,969)

	TOTAL SECURITIES SOLD SHORT (proceeds received $2,183,750)	(2,192,188)

	TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITIES SOLD SHORT 108.7% (cost $245,260,824; Note 5)	272,245,472
	Liabilities in excess of other assets(i) (8.7)%	(21,715,188)

	NET ASSETS 100%	$250,530,284

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

CDO—Collaterlized Debt Obligation

CLO—Collateralized Loan Obligations

CVA—Certificate Van Aandelen (Bearer)

CVT—Convertible Security

FHLMC—Federal Home Loan Mortgage Corporation

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

NR—Not Rated by Moody’s or Standard & Poor’s

SLM—Student Loan Mortgage

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CNY—Chinese Yuan

EUR—Euro

GBP—British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

See Notes to Financial Statements.

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SGD—Singapore Dollar

TWD—New Taiwanese Dollar

USD—United States Dollar

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
†	The ratings reflected are as of July 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2012.
(b)	Standard & Poor’s rating.
(c)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(d)	Repurchase agreement is collateralized by U.S. Treasury Notes, (coupon rate 1.50%, maturity date 12/31/13), and U.S. Treasury Bond, (coupon rate 0.17%, maturity date 11/15/27), with the aggregate value, including accrued interest of $13,893,549.
(e)	Rates shown are the effective yields at purchase date.
(f)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(g)	Represents issuer in default on interest payments. Non-income producing security.
(h)	Indicates a security or securities that have been deemed illiquid.
(i)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at July 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2012	Unrealized Depreciation
	Short Positions:
19	5 Year U.S. Treasury Notes	Sep. 2012	$2,353,063	$2,370,844	$(17,781)
7	10 Year U.S. Treasury Notes	Sep. 2012	934,719	942,594	(7,875)

					$(25,656)

Forward foreign currency exchange contracts outstanding at July 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 08/02/12	UBS Securities	BRL	2,789	$1,387,811	$1,360,398	$(27,413)
British Pound,
Expiring 08/02/12	Royal Bank of Canada	GBP	1,310	2,029,583	2,053,870	24,287

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	49

Portfolio of Investments

as of July 31, 2012 continued

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar,
Expiring 09/20/12	JPMorgan Chase	CAD	342	$340,919	$340,649	$(270)
Chinese Yuan,
Expiring 02/01/13	Barclays Capital Group	CNY	18,066	2,865,398	2,811,456	(53,942)
Expiring 02/01/13	Deutsche Bank	CNY	456	72,526	71,025	(1,501)
Expiring 02/01/13	Deutsche Bank	CNY	40	6,279	6,192	(87)
Expiring 02/01/13	Goldman Sachs & Co.	CNY	1,060	169,000	164,977	(4,023)
Expiring 02/01/13	JPMorgan Chase	CNY	1,129	177,235	175,733	(1,502)
Expiring 02/01/13	JPMorgan Chase	CNY	1,064	169,441	165,566	(3,875)
Expiring 08/05/13	UBS Securities	CNY	1,035	163,861	160,079	(3,782)
Euro,
Expiring 08/03/12	Deutsche Bank	EUR	623	763,580	766,570	2,990
Expiring 09/14/12	JPMorgan Chase	EUR	636	783,290	782,966	(324)
Japanese Yen,
Expiring 09/10/12	JPMorgan Chase	JPY	4,517	57,078	57,844	766
Expiring 09/10/12	UBS Securities	JPY	12,368	157,048	158,382	1,334
Malaysian Ringgit,
Expiring 10/16/12	Hong Kong & Shanghai Bank	MYR	9	2,828	2,859	31
Mexican Peso,
Expiring 08/15/12	JPMorgan Chase	MXN	11,694	894,563	877,973	(16,590)
Expiring 12/03/12	Credit Suisse First Boston Corp.	MXN	116	8,653	8,620	(33)
Expiring 12/03/12	Hong Kong & Shanghai Bank	MXN	11,694	863,579	868,453	4,874
New Taiwanese Dollar,
Expiring 11/30/12	Barclays Capital Group	TWD	21,560	731,602	719,818	(11,784)
Norwegian Krone,
Expiring 08/28/12	BNP Paribas	NOK	841	138,047	139,368	1,321
Expiring 08/28/12	Hong Kong & Shanghai Bank	NOK	842	138,187	139,534	1,347
Expiring 08/28/12	Royal Bank of Scotland	NOK	841	138,094	139,368	1,274
Singapore Dollar,
Expiring 08/03/12	UBS Securities	SGD	1	1,151	1,143	(8)
Expiring 10/22/12	Royal Bank of Scotland	SGD	1	1,130	1,143	13

				$12,060,883	$11,973,986	$(86,897)

See Notes to Financial Statements.

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Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 08/30/12	JPMorgan Chase	AUD	1,257	$1,283,755	$1,316,982	$(33,227)
Brazilian Real,
Expiring 08/02/12	Barclays Capital Group	BRL	2,789	1,426,353	1,360,397	65,956
Expiring 10/02/12	UBS Securities	BRL	2,789	1,374,406	1,345,196	29,210
British Pound,
Expiring 08/02/12	UBS Securities	GBP	1,310	2,044,078	2,053,870	(9,792)
Expiring 09/04/12	Royal Bank of Canada	GBP	1,310	2,029,426	2,053,847	(24,421)
Canadian Dollar,
Expiring 09/20/12	UBS Securities	CAD	312	303,529	310,768	(7,239)
Chinese Yuan,
Expiring 10/15/12	BNP Paribas	CNY	15,236	2,399,870	2,381,350	18,520
Euro,
Expiring 08/03/12	JPMorgan Chase	EUR	636	782,922	782,566	356
Expiring 09/13/13	JPMorgan Chase	EUR	2,200	2,731,520	2,723,188	8,332
Expiring 09/14/12	Citigroup Global Markets	EUR	3,448	4,301,863	4,244,761	57,102
Expiring 10/11/13	JPMorgan Chase	EUR	1,512	1,865,128	1,872,332	(7,204)
Expiring 10/11/13	JPMorgan Chase	EUR	108	130,996	133,738	(2,742)
Expiring 11/08/12	State Street Bank	EUR	734	961,733	904,436	57,297
Indian Rupee,
Expiring 10/03/12	Hong Kong & Shanghai Bank	INR	481	8,284	8,539	(255)
Japanese Yen,
Expiring 09/10/12	Citigroup Global Markets	JPY	27,361	350,517	350,379	138
Mexican Peso,
Expiring 08/15/12	Hong Kong & Shanghai Bank	MXN	11,694	872,275	877,973	(5,698)
New Taiwanese Dollar,
Expiring 11/30/12	Citigroup Global Markets	TWD	6,616	222,000	220,870	1,130
Expiring 11/30/12	UBS Securities	TWD	10,158	341,000	339,151	1,849
Expiring 11/30/12	UBS Securities	TWD	4,771	160,000	159,293	707
Singapore Dollar,
Expiring 08/03/12	Royal Bank of Canada	SGD	1	1,129	1,142	(13)
South Korean Won,
Expiring 09/28/12	Barclays Capital Group	KRW	10,675	9,193	9,404	(211)

				$23,599,977	$23,450,182	$149,795

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	51

Portfolio of Investments

as of July 31, 2012 continued

Interest rate swap agreements outstanding at July 31, 2012:

Notional Amount (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
AUD	1,600	03/15/18	3.750%	6 month Australian Bank Bill rate(1)	$14,576	$2,580	$11,996	Deutsche Bank
AUD	900	03/15/18	3.750%	6 month Australian Bank Bill rate(1)	8,199	1,901	6,298	Goldman Sachs & Co.
AUD	500	12/15/17	5.500%	6 month Australian Bank Bill rate(1)	51,506	(1,833)	53,339	Barclays Bank PLC
AUD	300	12/15/17	5.500%	6 month Australian Bank Bill rate(1)	30,904	(984)	31,888	Deutsche Bank
BRL	4,000	01/02/15	9.890%	Brazilian overnight interbank lending rate(1)	63,557	—	63,557	Bank of America
BRL	3,900	01/02/14	11.960%	Brazilian overnight interbank lending rate(1)	139,215	(8,243)	147,458	Goldman Sachs & Co.
BRL	2,800	01/02/14	11.990%	Brazilian overnight interbank lending rate(1)	100,967	338	100,629	Barclays Bank PLC
BRL	2,000	01/02/15	9.940%	Brazilian overnight interbank lending rate(1)	32,782	—	32,782	Goldman Sachs & Co.
MXN	10,800	03/05/13	6.500%	28 day Mexican interbank rate(1)	8,958	(145)	9,103	Morgan Stanley & Co.

	Exchange-traded swap agreements:
	$5,800	06/20/17	1.500%	3 month LIBOR(1)	(210,335)	(100,031)	(110,304)	—
EUR	1,500	03/21/17	2.000%	6 month Euribor(1)	93,273	(9,004)	102,277	—

					$333,602	$(115,421)	$ 449,023

(1)	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

52	Visit our website at www.prudentialfunds.com

Credit default swap agreements outstanding at July 31, 2012:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
Dow Jones CDX IG5 10Y Index	12/20/15	0.460%	$1,900	$(113,728)	$—	$(113,728)	Morgan Stanley & Co.
Dow Jones CDX IG5 10Y Index	12/20/15	0.460%	530	(31,822)	—	(31,822)	Morgan Stanley & Co.

				$(145,550)	$—	$(145,550)

The Fund entered into credit default swap agreements on corporate issues, sovereign issues, asset-backed securities and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
Dow Jones CDX IG5 Index	12/20/12	0.143%	$2,700	$(1,248)	$—	$(1,248)	Morgan Stanley & Co.
Dow Jones CDX IG5 Index	12/20/12	0.143%	700	(323)	—	(323)	Morgan Stanley & Co.
Embarq Corp.	03/20/14	1.250%	300	(4,279)	—	(4,279)	Deutsche Bank
Embarq Corp.	03/20/14	1.430%	200	(3,467)	10	(3,477)	Deutsche Bank
Embarq Corp.	03/20/14	1.270%	200	(2,922)	—	(2,922)	Deutsche Bank
Embarq Corp.	03/20/14	1.300%	100	(1,514)	5	(1,519)	Morgan Stanley & Co.

Exchange-traded credit default swaps—Buy Protection(2):
Dow Jones CDX IG09 10Y Index	12/20/17	0.800%	10,842	353,568	482,925	(129,357)	—
Dow Jones CDX IG10 10Y Index	06/20/18	1.500%	9,293	(77,811)	83,770	(161,581)	—
Dow Jones CDX IG10 5Y Index	06/20/13	1.550%	2,226	(22,660)	(6,426)	(16,234)	—

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	53

Portfolio of Investments

as of July 31, 2012 continued

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Exchange-traded credit default swaps—Buy Protection(2) (cont’d.):
Dow Jones CDX IG14 5Y Index	06/20/15	1.000%	$4,000	$(42,072)	$17,920	$(59,992)	—
Dow Jones CDX IG14 5Y Index	06/20/15	5.000%	288	(9,721)	4,320	(14,041)	—

				$187,551	$582,524	$(394,973)

(1)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

See Notes to Financial Statements.

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Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$129,471,111	$27,405,840	$—
Preferred Stocks	381,294	227,862	—
Unaffiliated Mutual Fund	61,115	—	—
Asset-Backed Securities	—	6,345,860	1,245,262
Commercial Mortgage-Backed Security	—	104,558	—
Corporate Bonds	—	22,066,134	—
Foreign Government Bonds	—	5,928,554	—
Municipal Bonds	—	4,458,624	—
Residential Mortgage-Backed Securities	—	3,375,279	26,623
U.S. Government Agency Obligations	—	20,289,311	—
U.S. Treasury Obligations	—	19,345,940	—
Repurchase Agreement	—	13,600,000	—
Option Purchased	—	1,770	—
Affiliated Money Market Mutual Fund	19,334,111	—	—
Certificate of Deposit	—	892,102	—
Options Written	—	(123,690)	—
Securities Sold Short—U.S. Government Agency Obligations	—	(2,192,188)	—
Other Financial Instruments*
Futures	(25,656)	—	—
Forward foreign currency exchange contracts	—	62,898	—
Interest rate swap agreements	(8,027)	457,050	—
Credit default swap agreements	(381,205)	(159,318)	—

Total	$148,832,743	$122,086,586	$1,271,885

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	55

Portfolio of Investments

as of July 31, 2012 continued

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2012 were as follows:

U.S. Government Agency Obligations	8.1%
U.S. Treasury Obligations	7.7
Affiliated Money Market Mutual Fund	7.7
Pharmaceuticals	5.8
Repurchase Agreements	5.4
Commercial Banks	5.4
Oil, Gas & Consumable Fuels	5.4
Retail & Merchandising	3.6
Diversified Financial Services	3.5
Asset-Backed Securities	3.0
Insurance	3.0
Computer Hardware	2.6
Foreign Government Bonds	2.4
Chemicals	2.0
Municipal Bonds	1.8
Media	1.6
Software	1.6
Aerospace & Defense	1.6
Telecommunications	1.6
Computer Services & Software	1.4
Residential Mortgage-Backed Securities	1.4
Metals & Mining	1.4
Specialty Retail	1.3
Automobile Manufacturers	1.3
Real Estate Investment Trusts	1.1
Internet Services	1.1
Biotechnology	1.1
Commercial Services & Supplies	1.1
Machinery	1.1
Internet Software & Services	1.0
Foods	1.0
Hotels, Restaurants & Leisure	0.9
Financial—Bank & Trust	0.9
Semiconductors & Semiconductor Equipment	0.8
Beverages	0.8
Consumer Finance	0.7
Food & Staples Retailing	0.7
Energy Equipment & Services	0.7
Transportation	0.7
Electric Utilities	0.7
Financial Services	0.7
Banks	0.6
Clothing & Apparel	0.6
Multi-Line Retail	0.6
Healthcare Equipment & Supplies	0.5
Consumer Products & Services	0.5%
Computers & Peripherals	0.5
Life Sciences Tools & Services	0.5
Manufacturing	0.5
Tobacco	0.5
Distribution/Wholesale	0.5
Paper & Forest Products	0.4
Healthcare Services	0.4
Semiconductors	0.4
Certificate of Deposit	0.4
Auto Components	0.3
Electronic Equipment & Instruments	0.3
Diversified Telecommunication Services	0.3
Food Products	0.3
Entertainment & Leisure	0.3
Industrial Conglomerates	0.3
Wireless Telecommunication Services	0.2
Utilities	0.2
Multi-Utilities	0.2
Healthcare Providers & Services	0.2
Capital Markets	0.2
Investment Companies	0.2
Household Products	0.2
Office Electronics	0.2
Diversified Operations	0.2
Pipelines	0.2
Electronic Components	0.2
Construction & Engineering	0.2
Medical Supplies & Equipment	0.1
Apparel & Textile	0.1
Leisure Equipment & Products	0.1
Road & Rail	0.1
Diversified Manufacturing Operations	0.1
Air Freight & Logistics	0.1
Internet	0.1
Professional Services	0.1
Independent Power Producers & Energy Traders	0.1
Diversified Consumer Services	0.1
IT Services	0.1
Communications Equipment	0.1
Trading Companies & Distributors	0.1
Healthcare Products	0.1
Building Materials	0.1
Auto Parts & Related	0.1

See Notes to Financial Statements.

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Industry (cont’d.)
Textiles, Apparel & Luxury Goods	0.1%
Automobiles	0.1
Hand/Machine Tools	0.1
Advertising	0.1
Airlines	0.1
Cosmetics & Toiletries	0.1
Agriculture	0.1
Auto Parts & Equipment	0.1
Retail	0.1%
Commercial Services	0.1
Containers & Packaging	0.1
Holding Companies—Diversified	0.1
U.S. Government Agency Obligations	(0.9)

108.7
Liabilities in excess of other assets	(8.7)

100.0%

The Fund invested in various derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk.

The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	$—	Payable to broker—variation margin	$25,656	*
Interest rate contracts	—	—	Outstanding options written, at value	123,690
Interest rate contracts	Premiums paid for swap agreements	4,819	Premiums received for swap agreements	120,240
Interest rate contracts	Unrealized appreciation on swap agreements	559,327	Unrealized depreciation on swap agreements	110,304
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	278,834	Unrealized depreciation on foreign currency exchange contracts	215,936
Foreign exchange contracts	Unaffiliated investments	1,770	—	—
Credit contracts	Premiums paid for swap agreements	588,950	Premiums received for swap agreements	6,426

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	57

Portfolio of Investments

as of July 31, 2012 continued

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Credit contracts	—	$—	Unrealized depreciation on swap agreements	$540,523

Total		$1,433,700		$1,142,775

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$1,293,589	$90,364	$(183,759)	$—	$1,200,194
Foreign exchange contracts	—	—	—	—	665,296	665,296
Credit contracts	—	—	6,409	416,102	—	422,511
Equity contracts	(15,510)	—	—	—	—	(15,510)

Total	$(15,510)	$1,293,589	$96,773	$232,343	$665,296	$2,272,491

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(714,442)	$2,861	$619,558	$—	$(92,023)
Foreign exchange contracts	(300)	—	—	—	248,606	248,306
Credit contracts	—	—	(4,340)	(565,399)	—	(569,739)

Total	$(300)	$(714,442)	$(1,479)	$54,159	$248,606	$(413,456)

See Notes to Financial Statements.

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For the year ended July 31, 2012, the Fund’s average volume of derivative activities are as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts—Long Positions(3)	Futures Contracts—Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)
$414	$106,469	$28,963,417	$2,681,191	$12,810,780

Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements—Buy Protection(6)	Credit Default Swap Agreements—Sell Protection(6)
$22,047,756	$19,385,584	$31,004,390	$2,850,000

(1)	Cost.
(2)	Premium Received.
(3)	Value at Trade Date.
(4)	Value at Settlement Date Payable.
(5)	Value at Settlement Date Receivable.
(6)	Notional Amount.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	59

Statement of Assets and Liabilities

as of July 31, 2012

Assets
Investments at value:
Unaffiliated investments (cost $228,249,948)	$255,227,239
Affiliated investments (cost $19,334,111)	19,334,111
Cash	2,674
Foreign currency, at value (cost $410,207)	413,296
Receivable for investments sold	29,968,685
Dividends and interest receivable	840,698
Premiums paid for swap agreements	593,769
Unrealized appreciation on swap agreements	559,327
Unrealized appreciation on foreign currency exchange contracts	278,834
Deposit with broker	228,000
Tax reclaim receivable	82,034
Receivable for Fund shares sold	53,272

Total assets	307,581,939

Liabilities
Payable for investments purchased	31,254,725
Payable for Fund shares reacquired	21,540,374
Securities sold short, at value (proceeds received $2,183,750)	2,192,188
Unrealized depreciation on swap agreements	650,827
Accrued expenses and other liabilities	283,212
Payable to broker	270,000
Unrealized depreciation on foreign currency exchange contracts	215,936
Management fee payable	172,031
Premiums received for swap agreements	126,666
Outstanding options written (premiums received $139,485)	123,690
Distribution fee payable	104,517
Payable to broker-variation margin	77,178
Affiliated transfer agent fee payable	36,604
Deferred trustees' fees	3,707

Total liabilities	57,051,655

Net Assets	$250,530,284

Net assets were comprised of:
Shares of beneficial interest, at par	$22,351
Paid-in capital, in excess of par	252,150,043

252,172,394
Undistributed net investment income	3,385,141
Accumulated net realized loss on investment and foreign currency transactions	(31,954,012)
Net unrealized appreciation on investments and foreign currencies	26,926,761

Net assets, July 31, 2012	$250,530,284

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share, ($170,787,996 ÷ 15,213,123 shares of common stock issued and outstanding)	$11.23
Maximum sales charge (5.5% of offering price)	.65

Maximum offering price to public	$11.88

Class B:
Net asset value, offering price and redemption price per share, ($24,968,463 ÷ 2,235,271 shares of common stock issued and outstanding)	$11.17

Class C:
Net asset value, offering price and redemption price per share, ($50,631,702 ÷ 4,533,754 shares of common stock issued and outstanding)	$11.17

Class R:
Net asset value, offering price and redemption price per share, ($311,458 ÷ 27,791 shares of common stock issued and outstanding)	$11.21

Class X:
Net asset value, offering price and redemption price per share, ($366,952 ÷ 32,692 shares of common stock issued and outstanding)	$11.22

Class Z:
Net asset value, offering price and redemption price per share, ($3,463,713 ÷ 308,082 shares of common stock issued and outstanding)	$11.24

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	61

Statement of Operations

Year Ended July 31, 2012

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes $155,074)	$3,924,075
Unaffiliated interest income	3,203,989
Affiliated dividend income	19,750

7,147,814

Expenses
Management fee	2,062,669
Distribution fee—Class A	470,218
Distribution fee—Class B	299,794
Distribution fee—Class C	528,312
Distribution fee—Class M	725
Distribution fee—Class R	1,531
Distribution fee—Class X	1,264
Transfer agent’s fees and expenses (including affiliated expense of $221,000)	437,000
Custodian’s fees and expenses	324,000
Registration fees	133,000
Audit fee	73,000
Reports to shareholders	62,000
Legal fee	29,000
Trustees’ fees	16,000
Insurance expense	6,000
Loan interest expense (Note 7)	23
Miscellaneous	41,110

Total expenses	4,485,646

Net investment income	2,662,168

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	13,032,348
Options written transactions	96,773
Foreign currency transactions	769,146
Futures transactions	1,293,589
Swap agreement transactions	232,343
Short sale transactions	(317,188)

15,107,011

Net change in unrealized appreciation (depreciation) on:
Investments	(13,194,081)
Options written	(1,479)
Foreign currencies	224,575
Futures	(714,442)
Swaps	54,159
Short Sales	(8,321)

(13,639,589)

Net gain on investments	1,467,422

Net Increase In Net Assets Resulting From Operations	$4,129,590

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,662,168	$2,697,404
Net realized gain on investment and foreign currency transactions	15,107,011	19,713,869
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(13,639,589)	14,582,018

Net increase in net assets resulting from operations	4,129,590	36,993,291

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(1,884,201)	(1,566,050)
Class B	(76,350)	(72,164)
Class C	(134,474)	(97,074)
Class M	(177)	(1,307)
Class R	(2,203)	(3,071)
Class X	(5,882)	(10,214)
Class Z	(38,968)	(42,371)

	(2,142,255)	(1,792,251)

Capital Contributions (Note 2)
Class X	206	106

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	19,106,613	35,562,345
Net asset value of shares issued in reinvestment of dividends and distributions	2,087,638	1,746,778
Cost of shares reacquired	(70,305,270)	(62,541,358)

Net decrease in net assets resulting from Fund share transactions	(49,111,019)	(25,232,235)

Total increase (decrease)	(47,123,478)	9,968,911

Net Assets
Beginning of year	297,653,762	287,684,851

End of year(a)	$250,530,284	$297,653,762

(a) Includes undistributed net income of:	$3,385,141	$1,840,351

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	63

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, diversified management investment company presently consisting of three portfolios: Target Moderate Allocation Fund (the “Fund”), Target Conservative Allocation Fund and Target Growth Allocation Fund. These financial statements relate only to Target Moderate Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisors”), each managing a portion of the Fund’s assets. The following lists the Subadvisors and their respective segment during the year ended July 31, 2012.

Fund Segment	Subadvisors
Large-cap value stocks	Eaton Vance Management/Epoch Investment Partners, Inc.* Hotchkis and Wiley Capital Management LLC NFJ Investment Group LLC

International stocks	LSV Asset Management Thornburg Investment Management, Inc.

Large-cap growth stocks	Marsico Capital Management, LLC Massachusetts Financial Services Company

Small-cap value stocks	EARNEST Partners, LLC Vaughan Nelson Investment Management, LP

Core fixed income bonds	Pacific Investment Management Company LLC

Small-cap growth stocks	Eagle Asset Management, Inc.

*	Effective July 19, 2012, Epoch Investment Partners, Inc. replaced Eaton Vance Management.

The investment objective of the Fund is to provide capital appreciation and a reasonable level of current income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for

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trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees has delegated fair valuation responsibilities to the Manager through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Portfolio to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Fund’s Schedule of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stock, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such adjustment factors are classified as Level 2 of the fair value hierarchy.

Target Asset Allocation Funds/Target Moderate Allocation Fund	65

Notes to Financial Statements

continued

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, U.S. Treasury obligations, and sovereign issues are usually valued at prices provide by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal term, tranche level attributes, yield curve, prepayment speeds, and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost which approximates fair market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

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When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of

Target Asset Allocation Funds/Target Moderate Allocation Fund	67

Notes to Financial Statements

continued

domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may by delayed or limited.

Reverse Repurchase Agreements: The Fund enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust’s Board of Trustees. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risks may also arise upon entering into these contracts from the

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potential inability of the counterparties to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense.

A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund also purchased options to gain exposure to certain securities and foreign currencies. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on at a closing purchase or sale

Target Asset Allocation Funds/Target Moderate Allocation Fund	69

Notes to Financial Statements

continued

transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, and to manage yield curve and duration. The Fund may not achieve the anticipated benefits of the financial futures

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contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Swap Agreements: The Fund entered into credit default and interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Upon entering into an exchange traded swap, the Fund pledges with the clearing broker an initial margin and thereafter, pays or receives an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at reporting date, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. A master netting agreement exists between the Fund and the counterparty which permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Target Asset Allocation Funds/Target Moderate Allocation Fund	71

Notes to Financial Statements

continued

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund purchased credit default swaps to provide a measure of protection against defaults of the issuers. The Fund used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. The Fund took an active short position with respect to the likelihood of a particular issue’s default by selling credit default swaps. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. A master netting agreement exists between the Fund and the counterparty which permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

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Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date are disclosed in the footnotes to the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of July 31, 2012, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights: The Fund held warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such security that the issuer may specify, at a specific price and

Target Asset Allocation Funds/Target Moderate Allocation Fund	73

Notes to Financial Statements

continued

time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees, which are charged directly to its respective class), unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid annually. Distributions of net realized capital and currency gains, if any, are declared and paid annually.

Dividends and distributions to shareholders which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

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Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisors’ performance of all investment advisory services. Pursuant to the advisory agreements, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of the average daily net assets up to $500 million, .70% of average daily net assets for the next $500 million and .65% of average daily net assets in excess of $1 billion. The effective management fee rate was .75% for the year ended July 31, 2012.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class M, Class R and Class Z shares of the Fund. In addition, the Fund has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, serves as co-distributor of the Class M and Class X shares of the Fund. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS and PAD, as applicable, for distribution related activities at an annual rate of up to .30%, 1%, 1%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. PIMS has contractually agreed through November 30, 2012 to limit such expenses to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

Target Asset Allocation Funds/Target Moderate Allocation Fund	75

Notes to Financial Statements

continued

Management has received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager are contributed back into the Fund and included in the Statement of Changes and Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it has received $92,100 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2012. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2012, it has received $164, $36,503 and $3,749 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. government securities, for the year ended July 31, 2012, aggregated $424,891,844 and $482,680,812, respectively.

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Transactions in options written during the year ended July 31, 2012 were as follows:

	Notional Amount (000)	Premiums Received
Options outstanding at July 31, 2011	38,900	$127,833
Written options	17,200	189,408
Expired options	(27,600)	(61,893)
Closed options	(19,500)	(115,863)

Options outstanding at July 31, 2012	9,000	$139,485

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended July 31, 2012, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $1,024,877 due to differences in the treatment for books and tax purposes of certain transactions involving foreign securities and currencies, passive foreign investment companies, paydown securities, swaps and other book to tax adjustments. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended July 31, 2012 and July 31, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $2,142,255 and $1,792,251 of ordinary income, respectively.

As of July 31, 2012, the accumulated undistributed earnings on a tax basis was $3,494,982 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation of Investments
$253,798,883	$36,105,681	$(15,343,214)	$20,762,467	$(60,251)	$20,702,216

Target Asset Allocation Funds/Target Moderate Allocation Fund	77

Notes to Financial Statements

continued

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, straddles and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributed to appreciation (depreciation) of foreign currencies, swaps, short sales, options, futures, forward currency transactions and mark-to-market of receivables and payables.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended July 31, 2012 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before July 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $10,373,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended July 31, 2012. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of July 31, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2018	$25,836,000

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are subject to a CDSC of 5%, which

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decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a monthly basis approximately ten years after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no class M shares outstanding and Class M shares are no longer being offered for sale. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

As of July 31, 2012, Prudential owns 231 shares of Class R.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2012:
Shares sold	1,338,922	$14,505,778
Shares issued in reinvestment of dividends and distributions	179,082	1,846,337
Shares reacquired	(5,024,165)	(55,172,841)

Net increase (decrease) in shares outstanding before conversion	(3,506,161)	(38,820,726)
Shares issued upon conversion from Class B, Class M, and Class X	1,001,041	10,820,677
Shares reacquired upon conversion into Class Z	(1,806)	(20,228)

Net increase (decrease) in shares outstanding	(2,506,926)	$(28,020,277)

Year ended July 31, 2011:
Shares sold	2,790,222	$30,000,283
Shares issued in reinvestment of dividends and distributions	144,675	1,535,007
Shares reacquired	(3,545,393)	(38,281,566)

Net increase (decrease) in shares outstanding before conversion	(610,496)	(6,746,276)
Shares issued upon conversion from Class B, Class M, and Class X	1,641,072	17,573,237

Net increase (decrease) in shares outstanding	1,030,576	$10,826,961

Target Asset Allocation Funds/Target Moderate Allocation Fund	79

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended July 31, 2012:
Shares sold	196,828	$2,131,751
Shares issued in reinvestment of dividends and distributions	7,308	75,352
Shares reacquired	(354,686)	(3,810,919)

Net increase (decrease) in shares outstanding before conversion	(150,550)	(1,603,816)
Shares reaquired upon conversion into Class A	(954,428)	(10,275,540)

Net increase (decrease) in shares outstanding	(1,104,978)	$(11,879,356)

Year ended July 31, 2011:
Shares sold	235,993	$2,535,186
Shares issued in reinvestment of dividends and distributions	6,640	70,448
Shares reacquired	(729,893)	(7,818,396)

Net increase (decrease) in shares outstanding before conversion	(487,260)	(5,212,762)
Shares reaquired upon conversion into Class A	(1,531,200)	(16,301,175)

Net increase (decrease) in shares outstanding	(2,018,460)	$(21,513,937)

Class C
Year ended July 31, 2012:
Shares sold	190,935	$2,038,655
Shares issued in reinvestment of dividends and distributions	11,846	122,017
Shares reacquired	(987,994)	(10,625,686)

Net increase (decrease) in shares outstanding	(785,213)	$(8,465,014)

Year ended July 31, 2011:
Shares sold	250,223	$2,671,216
Shares issued in reinvestment of dividends and distributions	8,274	87,786
Shares reacquired	(1,352,186)	(14,447,212)

Net increase (decrease) in shares outstanding	(1,093,689)	$(11,688,210)

Class M
Period ended April 13, 2012*:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	18	176
Shares reacquired	(1,363)	(13,890)

Net increase (decrease) in shares outstanding before conversion	(1,345)	(13,714)
Shares reacquired upon conversion into Class A	(19,538)	(208,194)

Net increase (decrease) in shares outstanding	(20,883)	$(221,908)

Year ended July 31, 2011:
Shares sold	1,397	$15,182
Shares issued in reinvestment of dividends and distributions	121	1,280
Shares reacquired	(12,374)	(129,538)

Net increase (decrease) in shares outstanding before conversion	(10,856)	(113,076)
Shares reacquired upon conversion into Class A	(80,339)	(868,923)

Net increase (decrease) in shares outstanding	(91,195)	$(981,999)

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Class R	Shares	Amount
Year ended July 31, 2012:
Shares sold	972	$10,459
Shares issued in reinvestment of dividends and distributions	214	2,203
Shares reacquired	(4,085)	(42,749)

Net increase (decrease) in shares outstanding	(2,899)	$(30,087)

Year ended July 31, 2011:
Shares sold	4,174	$45,180
Shares issued in reinvestment of dividends and distributions	289	3,071
Shares reacquired	(32,380)	(356,928)

Net increase (decrease) in shares outstanding	(27,917)	$(308,677)

Class X
Year ended July 31, 2012:
Shares sold	1,476	$15,508
Shares issued in reinvestment of dividends and distributions	570	5,882
Shares reacquired	(7,905)	(82,973)

Net increase (decrease) in shares outstanding	(5,859)	(61,583)
Shares reaquired upon conversion into Class A	(31,329)	(336,943)

Net increase (decrease) in shares outstanding	(37,188)	$(398,526)

Year ended July 31, 2011:
Shares sold	2,816	$30,635
Shares issued in reinvestment of dividends and distributions	963	10,215
Shares reacquired	(41,526)	(444,203)

Net increase (decrease) in shares outstanding	(37,747)	(403,353)
Shares reaquired upon conversion into Class A	(37,075)	(403,139)

Net increase (decrease) in shares outstanding	(74,822)	$(806,492)

Class Z
Year ended July 31, 2012:
Shares sold	36,635	$404,462
Shares issued in reinvestment of dividends and distributions	3,460	35,671
Shares reacquired	(51,492)	(556,212)

Net increase (decrease) in shares outstanding before conversion	(11,397)	(116,079)
Shares issued upon conversion from Class A	1,805	20,228

Net increase (decrease) in shares outstanding	(9,592)	$(95,851)

Year ended July 31, 2011:
Shares sold	24,117	$264,663
Shares issued in reinvestment of dividends and distributions	3,670	38,971
Shares reacquired	(98,769)	(1,063,515)

Net increase (decrease) in shares outstanding	(70,982)	$(759,881)

*	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

Target Asset Allocation Funds/Target Moderate Allocation Fund	81

Notes to Financial Statements

continued

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another Syndicated Credit Agreement of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under these SCAs is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended July 31, 2012. The Fund had an outstanding balance of $549,000 for one day at an interest rate of 1.49%.

The average daily balance of reverse repurchase agreements outstanding during the year ended July 31, 2012 was approximately $2,796,500 at a weighted average interest rate of approximately 2.00%. The average daily balance is based on the number of days the Fund had an outstanding balance. The maximum amount of total reverse repurchase agreements outstanding at any month-end during the period was $2,796,500 as of January 31, 2012 which was 1% of total assets.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

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Financial Highlights

Class A Shares
	Year Ended July 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.12	$9.88	$8.97	$10.72	$12.75
Income (loss) from investment operations:
Net investment income	.13	.13	.14	.19	.25
Net realized and unrealized gain (loss) on investment transactions	.09	1.20	.90	(1.59)	(1.05)
Total from investment operations	.22	1.33	1.04	(1.40)	(.80)
Less Dividends and Distributions:
Dividends from net investment income	(.11)	(.09)	(.13)	(.25)	(.24)
Distributions from net realized gains	-	-	-	(.10)	(.99)
Total dividends and distributions	(.11)	(.09)	(.13)	(.35)	(1.23)
Net asset value, end of year	$11.23	$11.12	$9.88	$8.97	$10.72
Total Return(a)	2.05%	13.51%	11.67%	(12.78)%	(7.02)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$170,788	$196,985	$164,925	$142,715	$162,212
Average net assets (000)	$188,087	$186,704	$159,007	$131,169	$169,156
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.41%	1.37%	1.41%	1.48% (e)	1.39%
Expenses, excluding distribution and service (12b-1) fees	1.16%	1.12%	1.16%	1.23% (e)	1.14%
Net investment income	1.19%	1.16%	1.39%	2.18%	2.05%
Portfolio turnover rate	174%	151%	140%	249%	213%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the period.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Includes interest expense of .03%.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	83

Financial Highlights

continued

Class B Shares
	Year Ended July 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.06	$9.84	$8.97	$10.66	$12.70
Income (loss) from investment operations:
Net investment income	.05	.04	.06	.13	.16
Net realized and unrealized gain (loss) on investment transactions	.09	1.20	.91	(1.58)	(1.04)
Total from investment operations	.14	1.24	.97	(1.45)	(.88)
Less Dividends and Distributions:
Dividends from net investment income	(.03)	(.02)	(.10)	(.14)	(.17)
Distributions from net realized gains	-	-	-	(.10)	(.99)
Total dividends and distributions	(.03)	(.02)	(.10)	(.24)	(1.16)
Net asset value, end of year	$11.17	$11.06	$9.84	$8.97	$10.66
Total Return(a)	1.26%	12.57%	10.82%	(13.43)%	(7.72)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$24,968	$36,955	$52,726	$67,013	$110,784
Average net assets (000)	$29,979	$46,927	$62,087	$76,425	$139,512
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.16%	2.12%	2.16%	2.23% (d)	2.14%
Expenses, excluding distribution and service (12b-1) fees	1.16%	1.12%	1.16%	1.23% (d)	1.14%
Net investment income	.45%	.41%	.65%	1.46%	1.30%
Portfolio turnover rate	174%	151%	140%	249%	213%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .03%.

See Notes to Financial Statements.

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Class C Shares
	Year Ended July 31,

	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.06	$9.84	$8.97	$10.66	$12.70
Income (loss) from investment operations:
Net investment income	.05	.04	.06	.12	.16
Net realized and unrealized gain (loss) on investment transactions	.09	1.20	.91	(1.57)	(1.04)
Total from investment operations	.14	1.24	.97	(1.45)	(.88)
Less Dividends and Distributions:
Dividends from net investment income	(.03)	(.02)	(.10)	(.14)	(.17)
Distributions from net realized gains	-	-	-	(.10)	(.99)
Total dividends and distributions	(.03)	(.02)	(.10)	(.24)	(1.16)
Net asset value, end of year	$11.17	$11.06	$9.84	$8.97	$10.66
Total Return(a)	1.26%	12.57%	10.82%	(13.43)%	(7.72)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$50,632	$58,827	$63,077	$68,208	$100,797
Average net assets (000)	$52,831	$62,754	$68,051	$72,815	$119,437
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.16%	2.12%	2.16%	2.23% (d)	2.14%
Expenses, excluding distribution and service (12b-1) fees	1.16%	1.12%	1.16%	1.23% (d)	1.14%
Net investment income	.44%	.41%	.64%	1.45%	1.30%
Portfolio turnover rate	174%	151%	140%	249%	213%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .03%.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	85

Financial Highlights

continued

Class M Shares
	Period Ended April 13,		Year Ended July 31,
	2012(b)(e)		2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.04		$9.81	$8.95	$10.64	$12.66	$11.85
Income (loss) from investment operations:
Net investment income	.04		.04	.06	.13	.16	.12
Net realized and unrealized gain (loss) on investment transactions	.16		1.21	.90	(1.58)	(1.02)	1.30
Total from investment operations	.20		1.25	.96	(1.45)	(.86)	1.42
Less Dividends and Distributions:
Dividends from net investment income	(.03)		(.02)	(.10)	(.14)	(.17)	(.13)
Distributions from net realized gains	-		-	-	(.10)	(.99)	(.48)
Total dividends and distributions	(.03)		(.02)	(.10)	(.24)	(1.16)	(.61)
Net asset value, end of year	$11.21		$11.04	$9.81	$8.95	$10.64	$12.66
Total Return(a)	1.81%		12.71%	10.74%	(13.46)%	(7.58)%	12.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13		$230	$1,100	$2,083	$4,709	$8,277
Average net assets (000)	$102		$702	$1,717	$2,764	$6,746	$8,529
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.16%	(f)	2.12%	2.16%	2.23% (d)	2.14%	1.93%
Expenses, excluding distribution and service (12b-1) fees	1.16%	(f)	1.12%	1.16%	1.23% (d)	1.14%	.93%
Net investment income	.33%	(f)	.38%	.64%	1.47%	1.29%	.96%
Portfolio turnover rate	174%	(g)(h)	151%	140%	249%	213%	195%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .03%.

(e) As of April 13, 2012, the last conversion of Class M shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

(f) Annualized.

(g) Not annualized.

(h) Calculated as of July 31, 2012.

See Notes to Financial Statements.

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Class R Shares
	Year Ended July 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.10	$9.87	$8.97	$10.73	$12.76
Income (loss) from investment operations:
Net investment income	.10	.09	.11	.17	.22
Net realized and unrealized gain (loss) on investment transactions	.09	1.21	.91	(1.60)	(1.05)
Total from investment operations	.19	1.30	1.02	(1.43)	(.83)
Less Dividends and Distributions:
Dividends from net investment income	(.08)	(.07)	(.12)	(.23)	(.21)
Distributions from net realized gains	-	-	-	(.10)	(.99)
Total dividends and distributions	(.08)	(.07)	(.12)	(.33)	(1.20)
Net asset value, end of year	$11.21	$11.10	$9.87	$8.97	$10.73
Total Return(a)	1.78%	13.16%	11.43%	(13.03)%	(7.25)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$311	$341	$578	$761	$1,950
Average net assets (000)	$306	$497	$632	$1,024	$3,358
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.66%	1.62%	1.66%	1.73% (e)	1.64%
Expenses, excluding distribution and service (12b-1) fees	1.16%	1.12%	1.16%	1.23% (e)	1.14%
Net investment income	.94%	.89%	1.15%	1.97%	1.78%
Portfolio turnover rate	174%	151%	140%	249%	213%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the period.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Includes interest expense of .03%.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	87

Financial Highlights

continued

Class X Shares
	Year Ended July 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.12	$9.88	$8.97	$10.66	$12.69
Income (loss) from investment operations:
Net investment income	.13	.12	.10	.13	.16
Net realized and unrealized gain (loss) on investment transactions	.08	1.21	.91	(1.58)	(1.03)
Total from investment operations	.21	1.33	1.01	(1.45)	(.87)
Less Dividends and Distributions:
Dividends from net investment income	(.11)	(.09)	(.10)	(.14)	(.17)
Distributions from net realized gains	-	-	-	(.10)	(.99)
Total dividends and distributions	(.11)	(.09)	(.10)	(.24)	(1.16)
Capital Contribution	- (e)	- (e)	- (e)	-	-
Net asset value, end of year	$11.22	$11.12	$9.88	$8.97	$10.66
Total Return(a)	1.96%	13.51%	11.28%	(13.43)%	(7.64)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$367	$777	$1,430	$2,235	$4,299
Average net assets (000)	$505	$1,112	$1,847	$2,858	$5,199
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.41%	1.37%	1.77%	2.21% (d)	2.08%
Expenses, excluding distribution and service (12b-1) fees	1.16%	1.12%	1.16%	1.23% (d)	1.14%
Net investment income	1.20%	1.15%	1.04%	1.48%	1.35%
Portfolio turnover rate	174%	151%	140%	249%	213%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .03%.

(e) Less than $.005.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended July 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.14	$9.90	$8.98	$10.74	$12.77
Income (loss) from investment operations:
Net investment income	.16	.15	.16	.21	.28
Net realized and unrealized gain (loss) on investment transactions	.08	1.21	.90	(1.60)	(1.05)
Total from investment operations	.24	1.36	1.06	(1.39)	(.77)
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.12)	(.14)	(.27)	(.27)
Distributions from net realized gains	-	-	-	(.10)	(.99)
Total dividends and distributions	(.14)	(.12)	(.14)	(.37)	(1.26)
Net asset value, end of year	$11.24	$11.14	$9.90	$8.98	$10.74
Total Return(a)	2.22%	13.75%	11.90%	(12.55)%	(6.78)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,464	$3,539	$3,848	$4,786	$13,558
Average net assets (000)	$3,240	$3,846	$4,425	$8,208	$14,407
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.16%	1.12%	1.16%	1.23% (d)	1.14%
Expenses, excluding distribution and service (12b-1) fees	1.16%	1.12%	1.16%	1.23% (d)	1.14%
Net investment income	1.44%	1.42%	1.64%	2.47%	2.30%
Portfolio turnover rate	174%	151%	140%	249%	213%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .03%.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	89

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Target Asset Allocation Funds – Target Moderate Allocation Fund:

We have audited the accompanying statement of assets and liabilities of the Target Moderate Allocation Fund (hereafter referred to as the “Fund”), a portfolio of the Target Asset Allocation Funds, including the portfolio of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 20, 2012

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Tax Information

(Unaudited)

For the year ended July 31, 2012, the Fund reports the maximum amount allowable but not less than the following percentages of ordinary income distributions paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (DRD); and 3) interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD):

	QDI	DRD	IRD
Target Moderate Allocation Fund	100.00%	99.58%	44.84%

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after July 31, 2012. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2013, you will be advised on IRS Form 1099-DIV or substituted 1099-DIV as to the federal tax status of dividends and distributions received by you in calendar year 2012.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 5.94% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Target Asset Allocation Funds/Target Moderate Allocation Fund	91

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 61

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 61

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 61

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 61

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Target Asset Allocation Funds/Target Moderate Allocation Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 61

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 61

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 61

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (49) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 61

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (56) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an Officer of the Funds is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Richard W.Kinville, 2011; Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements

Approval of Existing Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Target Moderate Allocation Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with various subadvisers. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and each subadviser. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

[1]	Target Moderate Allocation Fund is one of three series which, together, comprise the Target Asset Allocation Funds.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadviser,2 each of which serve as subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements and to approve the new subadvisory agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted

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[2]

The Fund’s subadvisers are: Marsico Capital Management, LLC, Massachusetts Financial Services Company, Hotchkis and Wiley Capital Management, LLC, Eagle Asset Management, Inc., Epoch Investment Partners, Inc. (“Epoch”), NFJ Investment Group L.P., EARNEST Partners LLC, Vaughan Nelson Investment Management, L.P., LSV Asset Management, Thornburg Investment Management, Inc. and Pacific Investment Management Company LLC. The Board approved the appointment of Epoch to replace Eaton Vance Management at the meeting on June 5-7, 2012.

that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group

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(which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	4th Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile
•	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, although it underperformed over the one-year period.
•	The Board concluded that, in light of the Fund’s competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements (continued)

Board Approval of a New Subadvisory Agreement

At meetings of the Board held on June 6, 2012, the Trustees, including the Independent Trustees, unanimously approved the recommendations by the Fund’s investment manager, Prudential Investments LLC (“PI” or the “Manager”) to appoint Epoch Investment Partners, Inc. (“Epoch”) as a subadviser with respect to the Fund, in replacement of Eaton Vance Management (“Eaton Vance”). In approving the new subadvisory agreement between PI and Epoch (the “Subadvisory Agreement”), the Board, including the Independent Trustees advised by their independent legal counsel, K&L Gates LLP, considered the factors they deemed relevant, including the nature, quality and extent of services to be provided to the Fund by Epoch; any relevant comparable performance information; the fees proposed to be paid by the Manager to Epoch under the Subadvisory Agreement; and the potential for economies of scale that may be shared with the Fund and its shareholders. In connection with its deliberations, the Trustees reviewed performance, compliance and organization materials regarding Epoch and received presentations from PI, as well as from representatives of Epoch. The Board also received materials relating to the Subadvisory Agreement and had the opportunity to ask questions and request further information.

The Trustees determined that the overall arrangements between the Manager and Epoch, pursuant to the terms of the Subadvisory Agreement, are appropriate in light of the services to be performed and the fees to be charged under the Subadvisory Agreement and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services to be provided to the Fund by Epoch under the Subadvisory Agreement, namely, that Epoch would provide day-to-day fund management services to a portion of the Fund and comply with all Fund policies and applicable rules and regulations. The Board also noted that the nature and extent of the services to be provided to the Fund under the Subadvisory Agreement were generally similar to those provided by the other current subadvisers to the Fund under their respective subadvisory agreements.

With respect to the quality of services, the Board considered, among other things, the background and experience of Epoch’s fund management team. In connection with the recent annual review of advisory and subadvisory agreements, the Board had reviewed the qualifications, backgrounds and responsibilities of the fund managers

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who would be responsible for the day-to-day management of the Fund, and the Board was provided with information pertaining to Epoch’s organizational structure, senior management, investment operations, and other relevant information pertaining to Epoch. The Board noted that it received a favorable compliance report from the Fund’s Chief Compliance Officer (“CCO”) as to Epoch.

The Board concluded that there was a reasonable basis on which to conclude that the services to be provided by Epoch under the Subadvisory Agreement should be comparable to the services that were provided by Eaton Vance to the Fund. The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services to be provided by Epoch and that there was a reasonable basis on which to conclude that the Fund would benefit from the subadvisory services to be provided by Epoch under the Subadvisory Agreement.

Performance of the Fund

The Board received and considered information regarding the performance of other investment companies managed by Epoch utilizing an investment style and strategy similar to that proposed for the Fund. The Board concluded that it was satisfied with the performance record of Epoch in the proposal strategy.

Investment Subadvisory Fee Rates

The Board considered that the proposed subadvisory fee rates payable by PI to Epoch under the Subadvisory Agreement were higher than the fee rate applicable to Eaton Vance. The Board also considered, among other things, the fee rates payable to Epoch by other funds with an investment objective similar to that of the Fund. The Board noted that PI, not the Fund, pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of management fees paid by the Fund. The Board considered the proposed subadvisory fees of 0.275% of the Fund’s first $1 billion of average daily net assets and 0.20% of the Fund’s average daily assets in excess of $1 billion to be paid by the Manager to Epoch. The Board noted that the proposed fee for Epoch is based on combined assets in the retail funds’ portfolio that are subadvised by Epoch, managed by the Manager and have substantially the same investment strategy. The Board concluded that the proposed subadvisory fee rate payable to Epoch under the new Subadvisory Agreement was reasonable.

Profitability

In connection with their annual review of subadvisory agreements, the Board considered the profitability of PI and subadvisers affiliated with PI. The Board

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements (continued)

concluded that the level of profitability of a subadviser not affiliated with PI, such as Epoch, may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee. Nonetheless, because the engagement of Epoch is new, there is no historical profitability with regard to its arrangements with the Fund. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale

In connection with their annual review of advisory agreements, the Board considered the potential for Epoch to experience economies of scale as the amount of assets managed by Epoch increased in size. The Board further considered that the proposed subadvisory fee rate for Epoch would include breakpoints in the fee rate paid by the Manager to Epoch, and that the subadvisory breakpoints would reduce that fee rate if the amount of assets managed by Epoch increased in size. The Board noted that there was no proposed change in advisory agreements’ fee rates and breakpoints and that it would again review economies of scale at the next annual review of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Epoch and its affiliates as a result of their relationship with the Fund. The Boards concluded that any potential benefits to be derived by Epoch included its ability to use soft dollar credits, brokerage commissions received by affiliates of Epoch, potential access to additional research resources, larger assets under management and benefits to their respective reputations, which were consistent with those generally derived by subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the Subadvisory Agreement was in the best interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’ Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Eagle Asset Management, Inc.	880 Carillon Parkway St. Petersburg, FL 33716

	EARNEST Partners, LLC	1180 Peachtree Street Suite 2300 Atlanta, GA 30309

	Epoch Investment Partners, Inc.	640 Fifth Avenue New York, NY 10019

	Hotchkis and Wiley Capital Management, LLC	725 South Figueroa Street 39th Floor Los Angeles, CA 90017

	LSV Asset Management	155 North Wacker Drive Suite 4600 Chicago, IL 60606

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	Massachusetts Financial Services Company	500 Boylston Street Boston, MA 02116

	NFJ Investment Group L.P.	2100 Ross Avenue Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	Thornburg Investment Management, Inc.	2300 North Ridgetop Road Santa Fe, NM 87506

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings as of the end of each calendar month is also available on the Fund’s website no sooner than approximately three business days prior to the end of the following month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

TARGET MODERATE ALLOCATION FUND

SHARE CLASS	A	B	C	R	X	Z
NASDAQ	PAMGX	DMGBX	PIMGX	SPMRX	N/A	PDMZX
CUSIP	87612A807	87612A880	87612A872	87612A864	87612A831	87612A856

MFSP504E3    0231558-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

TARGET GROWTH ALLOCATION FUND

ANNUAL REPORT • JULY 31, 2012

Objective

Seeks long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Target Funds, Prudential Investments, Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

September 14, 2012

Dear Shareholder:

We hope you find the annual report for the Target Growth Allocation Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

We are dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risk. We believe our Target Growth Allocation Fund, which is managed by institutional quality asset managers selected and monitored by our research team, will help you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase.

Thank you for choosing the Target Growth Allocation Fund.

Sincerely,

Stuart S. Parker, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Growth Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.60%; Class B, 2.30%; Class C, 2.30%; Class R, 1.90%; Class X, 2.30%; Class Z, 1.30%. Net operating expenses: Class A, 1.55%; Class B, 2.30%; Class C, 2.30%; Class R, 1.65%; Class X, 1.55%; Class Z, 1.30%, after contractual reduction through 11/30/2013 for Class A and Class R shares.

Cumulative Total Returns (Without Sales Charges) as of 7/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	–0.14%	–11.68%	77.82%	—
Class B	–0.95	–14.99	64.74	—
Class C	–0.85	–14.90	64.90	—
Class R	–0.24	–12.67	N/A	27.27% (10/04/04)
Class X	–0.15	–12.61	N/A	25.51 (10/04/04)
Class Z	0.12	–10.66	82.34	—
Customized Blend	3.36	–0.27	92.48	—
S&P 500 Index	9.11	5.77	84.81	—
Lipper Large-Cap Core Funds Average	5.43	0.59	73.44	—

Average Annual Total Returns (With Sales Charges) as of 6/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	–8.21%	–4.24%	4.05%	—
Class B	–8.35	–4.05	3.86	—
Class C	–4.49	–3.86	3.87	—
Class R	–3.07	–3.36	N/A	3.07% (10/04/04)
Class X	–8.70	–3.88	N/A	2.79 (10/04/04)
Class Z	–2.54	–2.91	4.90	—
Customized Blend	0.12	–0.87	5.73	—
S&P 500 Index	5.43	0.22	5.33	—
Lipper Large-Cap Core Funds Average	1.89	–0.71	4.61	—

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Average Annual Total Returns (With Sales Charges) as of 7/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	–5.63%	–3.55%	5.33%	—
Class B	–5.90	–3.37	5.12	—
Class C	–1.84	–3.18	5.13	—
Class R	–0.24	–2.67	N/A	3.13% (10/04/04)
Class X	–6.12	–3.19	N/A	2.85 (10/04/04)
Class Z	0.12	–2.23	6.19	—

Average Annual Total Returns (Without Sales Charges) as of 7/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	–0.14%	–2.45%	5.92%	—
Class B	–0.95	–3.19	5.12	—
Class C	–0.85	–3.18	5.13	—
Class R	–0.24	–2.67	N/A	3.13% (10/04/04)
Class X	–0.15	–2.66	N/A	2.95 (10/04/04)
Class Z	0.12	–2.23	6.19	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Target Growth Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and a Customized Benchmark for the Target Growth Allocation Fund (Customized Blend) by portraying the initial account values at

Target Asset Allocation Funds/Target Growth Allocation Fund	3

Your Fund’s Performance (continued)

the beginning of the 10-year period for Class A shares (July 31, 2002) and the account values at the end of the current fiscal year (July 31, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase, and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class X shares are generally closed to new purchases. Class X shares are subject to a declining CDSC of 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1%, respectively for the first eight years and a 12b-1 fee of 1% annually. Approximately 10 years after purchase Class X shares will automatically convert to Class A shares on a monthly basis. Class R and Z shares are not subject to a sales charge. Class R shares are subject to a 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

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Benchmark Definitions

Customized Blend

The Customized Benchmark for the Target Growth Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000® Index (80%) and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) (20%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE ND Index is an unmanaged weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed. The Fund utilizes the net dividends (ND) version of the MSCI EAFE Index. The net dividends and gross dividends versions of the MSCI EAFE Index differ in that the net dividends returns reflect the impact of the maximum withholding taxes on reinvested dividends, while the gross dividends version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in an index. Customized Blend Closest Month-End to Inception cumulative total return as of 7/31/12 is 47.02% for Class R and Class X. Customized Blend Closest Month-End to Inception average annual total return as of 6/30/12 is 4.96% for Class R and Class X.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/12 is 45.45% for Class R and Class X. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/12 is 4.77% for Class R and Class X.

Lipper Large-Cap Core Funds Average

The Lipper Large-Cap Core Funds Average (Lipper Average) represents funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s US Domestic Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/12 is 39.30% for Class R and Class X. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/12 is 4.11% for Class R and Class X.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes are measured from the closest month-end to inception date, and not from the Class’ actual inception date.

Target Asset Allocation Funds/Target Growth Allocation Fund	5

Your Fund’s Performance (continued)

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2012, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Target Growth Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index or average.

The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed. The Fund utilizes the net dividends (ND) version of the MSCI EAFE Index. The net dividends and gross dividends versions of the MSCI EAFE Index differ in that net dividends returns reflect the impact of the maximum withholding taxes on reinvested dividends, while the gross dividends version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Target Asset Allocation Funds/Target Growth Allocation Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Target Growth Allocation Fund’s Class A shares declined by 0.14% for the year ended July 31, 2012, underperforming the 3.36% gain of the Customized Blend Index, a model portfolio described on page 5 that includes the Russell 3000 Index (80%) and the MSCI EAFE ND Index (20%). The Fund underperformed the Lipper Large-Cap Core Funds Average, which gained 5.43% for the reporting period.

How did the U.S. stock market perform?

The U.S. equity market experienced widespread volatility during the reporting period, which began on August 1, 2011. The Russell 3000 Index returned 7.33% for the year that ended July 31, 2012.

•

Challenging market conditions were mostly caused by European sovereign debt issues and uncertainty over global growth. Investor sentiment swung between optimism and pessimism on macro-themes related to the euro zone.

•	U.S. economic growth proceeded at a tepid pace, as global uncertainty loomed. Unemployment remained elevated.

How did international equity markets perform?

International equities markets faltered during the reporting period. The Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index), which measures the performance of developed markets excluding the United States and Canada, declined by 11.45%, net of dividends.

•

Stocks continued their wild ride, as policy makers in Europe struggled to resolve the widening debt crisis. The focus shifted from Greece to the larger economies of Italy and Spain, raising the prospect of another round of heated bailout discussions.

•

In late June’s European Summit, policymakers made only incremental progress towards ensuring the euro zone’s survival. With the implementation of austerity measures, many European economies contracted. Elsewhere, stocks struggled in Asia over concerns about slower growth in the region. Growth in China, a key engine of global economic expansion, slowed.

How did asset allocation affect the Fund’s performance?

During the reporting period that began on August 1, 2011, the Fund had an underweight to international equities versus domestic equities. This strategy modestly helped results, since international stocks sharply underperformed their U.S. counterparts.

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What contributed the most to the Fund’s relative performance?

There were no segments of the Fund that had a significant positive contribution to performance during this period.

What detracted the most from the Fund’s relative performance?

The Fund’s large cap growth managers, Massachusetts Financial Services Company (MFS) and Marsico, were the largest detractors from the Fund’s relative performance.

In the MFS segment of the Fund, stock selection had a negligible, marginally positive effect on performance.

•

Holdings in Apple, Visa, Mastercard, American Tower, and in the biotechnology industry helped performance. However, positions in Oracle, Checkpoint, and healthcare providers and services detracted. An underweight in consumer staples and information technology, both of which had strong returns in the Russell 3000 Index, hindered performance. An overweight in energy, the worst performing sector, also detracted.

•

An underweight to the materials and healthcare sectors slightly benefitted the Fund, since these sectors underperformed relative to the Index. However, risk positioning and significant underexposure to dividend-yielding stocks dragged on results.

The Marsico-managed segment of the Fund significantly underperformed due to sector allocations and risk exposures through poor stock selection. However, Marsico’s optimism regarding long-term growth trends, pricing dislocations, and misunderstood growth stocks hasn’t diminished despite the prevalent concerns of many investors during the period.

•

Marsico continued to maintain an intermediate-to-long-term investment focus, an aggressive risk posture, and a selective bias toward cyclical stocks (companies that are more sensitive to changes in the economy). Stock selection produced mixed results during the period. Positions in TJX, Visa, and Biogen helped performance.

•

The Marsico segment of the Fund was underweight in the strong information technology and consumer staples sectors. It also had an exposure to foreign stocks, which sharply underperformed. It was overexposed to riskier stocks, in addition to stocks with high price volatility. An underweight to dividend-paying stocks also detracted, as these stocks were heavily favored by investors. For example, during the reporting period, telecommunications led all sectors because these companies were paying highly attractive dividends.

Target Asset Allocation Funds/Target Growth Allocation Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2012, at the beginning of the period, and held through the six-month period ended July 31, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Target Asset Allocation Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Growth Allocation Fund		Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,024.20	1.52%	$7.65
	Hypothetical	$1,000.00	$1,017.30	1.52%	$7.62

Class B	Actual	$1,000.00	$1,019.50	2.27%	$11.40
	Hypothetical	$1,000.00	$1,013.58	2.27%	$11.36

Class C	Actual	$1,000.00	$1,019.50	2.27%	$11.40
	Hypothetical	$1,000.00	$1,013.58	2.27%	$11.36

Class R	Actual	$1,000.00	$1,023.40	1.84%	$9.26
	Hypothetical	$1,000.00	$1,015.71	1.84%	$9.22

Class X	Actual	$1,000.00	$1,023.00	1.52%	$7.65
	Hypothetical	$1,000.00	$1,017.30	1.52%	$7.62

Class Z	Actual	$1,000.00	$1,024.40	1.27%	$6.39
	Hypothetical	$1,000.00	$1,018.55	1.27%	$6.37

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2012, and divided by the 366 days in the Fund’s fiscal year ended July 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Target Asset Allocation Funds/Target Growth Allocation Fund	11

Portfolio of Investments

as of July 31, 2012

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.0%
COMMON STOCKS 95.6%

Aerospace & Defense 2.6%
1,188	AAR Corp.	$16,882
37,600	BAE Systems PLC (United Kingdom)	181,467
13,100	Boeing Co. (The)	968,221
2,000	Elbit Systems Ltd. (Israel)	64,669
7,395	Embraer SA, ADR (Brazil)	187,685
7,800	Finmeccanica SpA (Italy)*	28,500
5,022	Hexcel Corp.*	116,962
3,550	Honeywell International, Inc.	206,078
4,600	Lockheed Martin Corp.	410,642
992	Moog, Inc. (Class A Stock)*	36,099
15,700	Northrop Grumman Corp.	1,039,340
10,700	Rockwell Collins, Inc.	541,099
10,810	Rolls-Royce Holdings PLC (United Kingdom)*	143,693
631	Teledyne Technologies, Inc.*	39,311
2,800	Thales SA (France)	87,557
1,112	Triumph Group, Inc.	69,533

		4,137,738

Air Freight & Logistics 0.2%
1,592	Atlas Air Worldwide Holdings, Inc.*	72,213
2,800	FedEx Corp.	252,840

		325,053

Airlines 0.1%
100,100	Air New Zealand Ltd. (New Zealand)	72,869
9,825	JetBlue Airways Corp.*	54,136
33,900	Qantas Airways Ltd. (Australia)*	40,375

		167,380

Apparel & Textile 0.1%
1,000	Wolverine World Wide, Inc.	44,430
27,000	Yue Yuen Industrial Holdings Ltd. (Bermuda)	81,517

		125,947

Auto Components 0.5%
19,280	Johnson Controls, Inc.	475,252
2,500	Lear Corp.	88,875
7,400	Magna International, Inc. (Canada)	296,148

		860,275

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	13

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Auto Parts & Equipment 0.4%
3,385	Cie Generale des Etablissements Michelin (Class B Stock) (France)	$230,000
300	Georg Fischer AG (Switzerland)*	103,951
1,800	Keihin Corp. (Japan)	24,077
5,234	Meritor, Inc.*	24,495
2,600	Valeo SA (France)	111,390
1,054	WABCO Holdings, Inc.*	57,885
11,000	Yokohama Rubber Co. Ltd. (The) (Japan)	76,064

		627,862

Automobile Manufacturers 0.5%
3,200	Daimler AG (Germany)	159,442
910	Hyundai Motor Co. (South Korea)	189,048
7,402	Toyota Motor Corp. (Japan)	283,029
1,300	Volkswagen AG (Germany)	206,650

		838,169

Banks 0.8%
7,100	Banco Espanol de Credito SA (Spain)	18,615
6,500	Bank of Queensland Ltd. (Australia)	51,953
2,709	FirstMerit Corp.	43,886
18,000	Fukuoka Financial Group, Inc. (Japan)	65,640
3,378	Julius Baer Group Ltd. (Switzerland)*	120,661
2,100	KBC Groep NV (Belgium)	43,864
87,100	Mitsubishi UFJ Financial Group, Inc. (Japan)	422,351
29,000	Nishi-Nippon City Bank Ltd. (The) (Japan)	63,393
13,392	Standard Chartered PLC (United Kingdom)	306,570
9,900	UBS AG (Switzerland)*	104,148
740	UMB Financial Corp.	35,564
1,409	United Bankshares, Inc.	32,830

		1,309,475

Beverages 1.2%
5,097	Anheuser-Busch InBev NV, ADR (Belgium)	403,785
13,331	Diageo PLC (United Kingdom)	356,332
5,800	Molson Coors Brewing Co. (Class B Stock)	245,456
10,100	PepsiCo, Inc.	734,573
3,791	SABMiller PLC (United Kingdom)	163,457

		1,903,603

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Biotechnology 1.7%
3,070	Alexion Pharmaceuticals, Inc.*	$321,889
3,400	Amgen, Inc.	280,840
11,066	Biogen Idec, Inc.*	1,613,755
3,306	Celgene Corp.*	226,329
4,290	Gilead Sciences, Inc.*	233,076
3,789	Halozyme Therapeutics, Inc.*	34,177
720	Seattle Genetics, Inc.*	18,835
1,335	United Therapeutics Corp.*	73,131

		2,802,032

Building Materials & Construction
1,475	Lennox International, Inc.	64,413

Building Products
975	A.O. Smith Corp.	48,185

Business Services 0.3%
1,040	MasterCard, Inc. (Class A Stock)	454,033
899	URS Corp.	31,528

		485,561

Capital Markets 0.3%
1,800	Goldman Sachs Group, Inc. (The)	181,620
5,500	State Street Corp.	222,090

		403,710

Chemicals 3.2%
2,830	Airgas, Inc.	224,476
1,100	Arkema SA (France)	80,969
17,000	Asahi Kasei Corp. (Japan)	90,102
1,600	BASF SE (Germany)	116,808
1,700	Bayer AG (Germany)	129,120
1,400	CF Industries Holdings, Inc.	274,064
1,045	Georgia Gulf Corp.	34,255
4,253	Huntsman Corp.	53,801
1,465	Intrepid Potash, Inc.*	34,193
20,500	Kingboard Chemical Holdings Ltd. (Cayman Islands)	42,156
2,600	Koninklijke DSM NV (Netherlands)	127,979
850	Kraton Performance Polymers, Inc.*	19,907
1,300	Lanxess AG (Germany)	90,130

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	15

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
12,492	Monsanto Co.	$1,069,565
7,000	Nippon Shokubai Co. Ltd. (Japan)	85,160
5,090	Potash Corp. of Saskatchewan, Inc. (Canada)	224,774
2,100	PPG Industries, Inc.	229,866
15,954	Praxair, Inc.	1,655,387
1,258	Quaker Chemical Corp.	55,692
861	Scotts Miracle-Gro Co. (The) (Class A Stock)	34,354
370	Syngenta AG (Switzerland)	126,163
24,000	Toagosei Co. Ltd. (Japan)	90,149
500	TPC Group, Inc.*	19,250
1,312	Valspar Corp. (The)	65,862
2,200	Yara International ASA (Norway)	103,885

		5,078,067

Clothing & Apparel 1.0%
4,267	Adidas AG (Germany)	320,036
11,865	NIKE, Inc. (Class B Stock)	1,107,598
1,168	VF Corp.	174,382

		1,602,016

Commercial Banks 3.6%
35,000	Aozora Bank Ltd. (Japan)	80,191
3,325	Associated Banc-Corp.	41,529
12,700	Bank Hapoalim BM (Israel)	36,801
650	Bank of Hawaii Corp.	30,361
13,400	CIT Group, Inc.*	489,368
2,664	Citizens Republic Bancorp, Inc.*	47,952
18,000	Fifth Third Bancorp	248,760
1,025	Hancock Holding Co.	31,242
11,600	PNC Financial Services Group, Inc.	685,560
925	Prosperity Bancshares, Inc.	37,527
24,800	Regions Financial Corp.	172,608
2,408	Societe Generale (France)*	53,003
23,920	Sumitomo Mitsui Trust Holdings, Inc. (Japan)	68,321
8,100	Swedbank AB (Class A Stock) (Sweden)	140,787
1,926	Trustmark Corp.	46,571
40,471	U.S. Bancorp	1,355,778
1,850	Webster Financial Corp.	37,962
66,733	Wells Fargo & Co.	2,256,243

		5,860,564

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Services 0.5%
2,225	Corrections Corp. of America	$69,153
2,750	FleetCor Technologies, Inc.*	101,530
3,195	GEO Group, Inc. (The)*	73,868
2,550	KAR Auction Services, Inc.*	40,826
1,075	McGrath RentCorp.	28,606
11,173	Monster Worldwide, Inc.*	81,004
8,200	Nichii Gakkan Co. (Japan)	76,512
2,048	PAREXEL International Corp.*	56,361
1,218	Sotheby’s	35,748
5,760	Verisk Analytics, Inc. (Class A Stock)*	289,440

		853,048

Communications Equipment 0.1%
12,700	Cisco Systems, Inc.	202,565

Computer Hardware 3.8%
10,042	Apple, Inc.*	6,133,252

Computer Services & Software 1.9%
14,727	Accenture PLC (Class A Stock) (Ireland)	888,038
1,890	Autodesk, Inc.*	64,109
5,289	Cognizant Technology Solutions Corp. (Class A Stock)*	300,257
39,003	EMC Corp.*	1,022,269
3,001	Fortinet, Inc.*	72,054
1,140	Global Payments, Inc.	48,815
650	Manhattan Associates, Inc.*	30,348
1,340	Red Hat, Inc.*	71,904
2,808	Riverbed Technology, Inc.*	49,533
943	salesforce.com, Inc.*	117,271
3,897	SAP AG (Germany)	247,316
4,400	Tieto Oyj (Finland)	73,233
1,850	VeriFone Systems, Inc.*	67,136

		3,052,283

Computers & Peripherals 0.5%
41,600	Hewlett-Packard Co.	758,784
3,430	NetApp, Inc.*	112,058
725	Super Micro Computer, Inc.*	8,997

		879,839

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	17

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Construction 0.1%
2,500	COMSYS Holdings Corp. (Japan)	$31,160
26,625	Downer EDI Ltd. (Australia)*	84,316
1,289	Meritage Homes Corp.*	45,244
1,250	Texas Industries, Inc.	52,212

		212,932

Consumer Finance 0.7%
13,100	American Express Co.	756,001
5,500	Capital One Financial Corp.	310,695
1,100	First Cash Financial Services, Inc.*	44,110

		1,110,806

Consumer Products & Services 0.7%
12,141	Estee Lauder Cos., Inc. (The) (Class A Stock)	635,945
59,700	Pacific Brands Ltd. (Australia)	32,486
5,863	Reckitt Benckiser Group PLC (United Kingdom)	321,746
900	Snap-on, Inc.	61,002
2,253	Vitamin Shoppe, Inc.*	123,735

		1,174,914

Containers & Packaging 0.1%
1,300	Packaging Corp. of America	40,027
12,100	Rexam PLC (United Kingdom)	82,239
1,275	Silgan Holdings, Inc.	52,543

		174,809

Cosmetics & Toiletries 0.1%
6,560	Natura Cosmeticos SA (Brazil)	171,363

Distribution/Wholesale 0.8%
1,730	LKQ Corp.*	61,121
21,000	Marubeni Corp. (Japan)	140,080
5,000	Mitsui & Co. Ltd. (Japan)	73,833
7,600	Sumitomo Corp. (Japan)	106,469
4,800	Toyota Tsusho Corp. (Japan)	88,752
3,643	W.W. Grainger, Inc.	746,196

		1,216,451

Diversified Consumer Services 0.2%
18,100	H&R Block, Inc.	291,953

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Financial Services 2.4%
1,290	Affiliated Managers Group, Inc.*	$143,951
61,307	Bank of America Corp.	449,993
4,209	BlackRock, Inc.	716,624
18,120	BM&FBOVESPA SA (Brazil)	101,954
22,900	Challenger Ltd. (Australia)	80,221
26,740	Citigroup, Inc.	725,456
2,226	Duff & Phelps Corp. (Class A Stock)	32,811
2,100	Fuyo General Lease Co. Ltd. (Japan)	68,089
23,900	Intermediate Capital Group PLC (United Kingdom)	97,070
38,400	JPMorgan Chase & Co.	1,382,400
1,225	LPL Financial Holdings, Inc.	34,325
9,800	Tullett Prebon PLC (United Kingdom)	41,821

		3,874,715

Diversified Manufacturing 0.5%
17,900	Ingersoll-Rand PLC (Ireland)	759,139

Diversified Operations 0.3%
2,892	LVMH Moet Hennessy Louis Vuitton SA (France)	435,047

Diversified Telecommunication Services 0.4%
18,000	AT&T, Inc.	682,560

Electric 0.1%
2,100	E.ON AG (Germany)	44,692
2,100	RWE AG (Germany)	82,447

		127,139

Electric Utilities 1.1%
11,400	American Electric Power Co., Inc.	481,536
10,500	Edison International	484,890
32,300	Enel SpA (Italy)	92,242
16,000	Exelon Corp.	625,920
4,500	PPL Corp.	130,050

		1,814,638

Electronic Components & Equipment 0.5%
4,480	Broadcom Corp. (Class A Stock)*	151,782
1,619	Checkpoint Systems, Inc.*	12,450
1,555	Coherent, Inc.*	75,931

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	19

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronic Components & Equipment (cont’d.)
1,781	DTS, Inc.*	$33,180
1,608	EnerSys*	54,913
955	Fanuc Corp. (Japan)	147,441
2,197	FLIR Systems, Inc.	44,929
1,960	InvenSense, Inc.*	25,284
1,000	Littelfuse, Inc.	53,640
105	Samsung Electronics Co. Ltd. (South Korea)	120,700
1,346	Universal Display Corp.*	42,749
2,478	Universal Electronics, Inc.*	31,198

		794,197

Electronic Equipment & Instruments 0.4%
27,300	Corning, Inc.	311,493
1,062	Itron, Inc.*	41,386
775	ScanSource, Inc.*	22,374
7,075	TE Connectivity Ltd. (Switzerland)	233,546

		608,799

Energy Equipment & Services 0.8%
3,600	Diamond Offshore Drilling, Inc.	235,512
659	Dril-Quip, Inc.*	48,311
5,300	Ensco PLC (Class A Stock) (United Kingdom)	287,949
19,912	Halliburton Co.	659,685
625	Oil States International, Inc.*	45,437

		1,276,894

Engineering & Construction 0.1%
1,320	Fluor Corp.	65,445
1,525	MasTec, Inc.*	24,339
2,351	McDermott International, Inc. (Panama)*	27,507
3,800	NCC AB (Class B Stock) (Sweden)	71,152

		188,443

Entertainment & Leisure 0.5%
1,951	Bally Technologies, Inc.*	85,278
5,565	Carnival PLC (United Kingdom)	186,662
4,600	Heiwa Corp. (Japan)	83,112
6,060	Las Vegas Sands Corp.	220,705
1,331	Life Time Fitness, Inc.*	60,441
2,567	Pinnacle Entertainment, Inc.*	27,852

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Entertainment & Leisure (cont’d.)
7,112	Shuffle Master, Inc.*	$103,906
24,000	Thomas Cook Group PLC (United Kingdom)	6,284

		774,240

Environmental Control 0.1%
1,070	Stericycle, Inc.*	99,349
2,097	Waste Connections, Inc.	64,525

		163,874

Financial - Bank & Trust 1.0%
2,466	Astoria Financial Corp.	23,230
7,500	Banco Bilbao Vizcaya Argentaria SA (Spain)	48,894
13,300	Banco Santander SA (Spain)	80,530
43,500	Barclays PLC (United Kingdom)	113,291
2,600	BNP Paribas (France)	96,044
82,310	China Merchants Bank Co. Ltd. (Class H Stock) (China)	150,777
7,300	Credit Agricole SA (France)*	31,201
2,200	Credit Suisse Group AG (Switzerland)*	37,455
2,200	Danske Bank A/S (Denmark)*	32,613
8,000	DBS Group Holdings Ltd. (Singapore)	94,379
2,300	Deutsche Bank AG (Germany)	69,830
3,758	Dexia SA (Belgium)*	1,015
30,897	HSBC Holdings PLC (United Kingdom)	258,451
96,100	Mizuho Financial Group, Inc. (Japan)	158,272
5,700	National Australia Bank Ltd. (Australia)	148,724
4,200	Sumitomo Mitsui Financial Group, Inc. (Japan)	132,264
2,600	Svenska Handelsbanken AB (Class A Stock) (Sweden)	90,153

		1,567,123

Financial Services 1.4%
6,000	DnB ASA (Norway)	62,993
1,365	Eaton Vance Corp.	36,213
4,000	Hitachi Capital Corp. (Japan)	72,574
12,610	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	168,246
249,900	Industrial & Commercial Bank of China Ltd. (Class H Stock) (China)	142,491
10,900	Irish Life & Permanent Group Holdings PLC (Ireland)*	309
2,591	Jefferies Group, Inc.	32,491
700	Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	99,185
1,747	Raymond James Financial, Inc.	58,734
11,796	Visa, Inc. (Class A Stock)	1,522,510

		2,195,746

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	21

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food 1.4%
5,600	Cermaq ASA (Norway)*	$66,309
11,800	Dairy Crest Group PLC (United Kingdom)	62,331
3,025	Danone (France)	183,871
2,500	Delhaize Group (Belgium)	89,391
1,461	Fresh Market, Inc. (The)*	86,038
156,000	Golden Agri-Resources Ltd. (Mauritius)	92,383
39,200	J. Sainsbury PLC (United Kingdom)	198,251
14,700	Koninklijke Ahold NV (Netherlands)	178,933
34,870	Marston’s PLC (United Kingdom)	60,745
28,600	Metcash Ltd. (Australia)	102,306
29,000	Morinaga Milk Industry Co. Ltd. (Japan)	105,277
5,447	Nestle SA (Switzerland)	334,643
23,400	Parmalat SpA (Italy)	44,123
1,175	Post Holdings, Inc.*	34,780
77,195	Tesco PLC (United Kingdom)	384,352
35,900	WM Morrison Supermarkets PLC (United Kingdom)	155,867

		2,179,600

Food & Staples Retailing 1.0%
1,280	BJ’s Restaurants, Inc.*	50,662
14,900	CVS Caremark Corp.	674,225
20,900	Kroger Co. (The)	463,353
6,522	Wal-Mart Stores, Inc.	485,433

		1,673,673

Food Products 0.6%
19,200	ConAgra Foods, Inc.	474,048
4,310	General Mills, Inc.	166,797
6,620	Kraft Foods, Inc. (Class A Stock)	262,880
5,000	Megmilk Snow Brand Co. Ltd. (Japan)	84,609

		988,334

Gas Utilities 0.1%
1,650	Atmos Energy Corp.	59,152
1,060	South Jersey Industries, Inc.	56,032

		115,184

Hand/Machine Tools 0.2%
1,021	Franklin Electric Co., Inc.	57,595

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hand/Machine Tools (cont’d.)
1,089	Regal-Beloit Corp.	$70,099
2,960	Stanley Black & Decker, Inc.	197,994

		325,688

Healthcare Equipment & Supplies 0.4%
2,268	Arthrocare Corp.*	67,087
6,700	Medtronic, Inc.	264,114
825	Teleflex, Inc.	52,586
1,441	Thoratec Corp.*	49,441
750	West Pharmaceutical Services, Inc.	37,335
2,800	Zimmer Holdings, Inc.	165,004

		635,567

Healthcare Products 0.5%
2,385	Bruker Corp.*	28,191
1,106	Cantel Medical Corp.	28,889
1,657	Cepheid, Inc.*	53,090
1,525	Cooper Cos., Inc. (The)	114,772
10,041	Covidien PLC (Ireland)	561,091
820	IDEXX Laboratories, Inc.*	72,299

		858,332

Healthcare Providers & Services 0.3%
1,442	Amedisys, Inc.*	17,578
10,700	CIGNA Corp.	430,996
1,150	LifePoint Hospitals, Inc.*	43,838
742	MEDNAX, Inc.*	49,068

		541,480

Healthcare Services 0.7%
22,800	Aetna, Inc.	822,168
641	Air Methods Corp.*	69,888
1,152	AMERIGROUP Corp.*	103,542
1,919	Centene Corp.*	72,999
746	Covance, Inc.*	35,017
1,353	Healthways, Inc.*	15,167

		1,118,781

Healthcare Technology
14,700	AGFA-Gevaert NV (Belgium)*	22,557

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	23

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Holding Companies 0.1%
35,000	Dah Chong Hong Holdings Ltd. (Hong Kong)	$29,942
72,000	First Pacific Co. Ltd. (Bermuda)	80,498

		110,440

Hotels, Restaurants & Leisure 2.0%
2,500	Carnival Corp. (Panama)	83,200
359	Chipotle Mexican Grill, Inc.*	104,946
850	Choice Hotels International, Inc.	34,068
10,971	McDonald’s Corp.	980,369
3,821	Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)*	34,847
7,861	Wynn Resorts Ltd.	736,969
19,334	Yum! Brands, Inc.	1,253,617

		3,228,016

Household Products 0.3%
1,300	Helen of Troy Ltd. (Bermuda)*	39,598
5,300	Kimberly-Clark Corp.	460,623
600	WD-40 Co.	28,830

		529,051

Independent Power Producers & Energy Traders 0.2%
14,000	NRG Energy, Inc.	277,480

Industrial Conglomerates 0.4%
33,700	General Electric Co.	699,275

Industrial Products 0.7%
1,578	Harsco Corp.	33,533
21,200	Kurabo Industries Ltd. (Japan)	36,142
6,994	Precision Castparts Corp.	1,087,987

		1,157,662

Insurance 4.3%
3,085	Allianz SE (Germany)	306,059
31,900	Allstate Corp. (The)	1,094,170
2,250	American Equity Investment Life Holding Co.	26,257
21,500	American International Group, Inc.*	672,305
20,700	Aviva PLC (United Kingdom)	94,789
1,400	Baloise Holding AG (Switzerland)	92,378
31,500	Beazley PLC (United Kingdom)	78,120

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
22,581	China Life Insurance Co. Ltd. (Class H Stock) (China)	$61,987
4,800	CNO Financial Group, Inc.	39,792
74	Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	77,570
1,362	HCC Insurance Holdings, Inc.	41,732
300	Helvetia Holding AG (Switzerland)	92,809
11,200	ING Groep NV, CVA (Netherlands)*	73,678
53,200	Legal & General Group PLC (United Kingdom)	105,896
25,500	Marsh & McLennan Cos., Inc.	846,855
43,321	MetLife, Inc.	1,332,987
42,001	Old Mutual PLC (United Kingdom)	103,388
1,729	Protective Life Corp.	48,256
944	Reinsurance Group of America, Inc.	52,552
2,500	SCOR SE (France)	59,242
947	State Auto Financial Corp.	12,283
1,000	Swiss Life Holding AG (Switzerland)*	95,400
2,400	Swiss Re AG (Switzerland)*	150,237
1,675	Tower Group, Inc.	31,222
7,800	Travelers Cos., Inc. (The)	488,670
1,027	United Fire Group, Inc.	20,129
18,600	Unum Group	351,354
1,858	Validus Holdings Ltd. (Bermuda)	60,441
11,400	XL Group PLC (Ireland)	235,410
700	Zurich Financial Services AG (Switzerland)*	155,360

		6,901,328

Internet Services 1.7%
2,053	Amazon.com, Inc.*	478,965
1,722	Digital River, Inc.*	30,634
781	F5 Networks, Inc.*	72,930
1,488	Google, Inc. (Class A Stock)*	941,859
1,571	priceline.com, Inc.*	1,039,593
3,784	Sapient Corp.	37,689
4,299	Tencent Holdings Ltd. (Cayman Islands)	127,635
1,843	TIBCO Software, Inc.*	51,770

		2,781,075

Internet Software & Services 1.7%
7,929	Baidu, Inc., ADR (Cayman Islands)*	955,603
4,470	eBay, Inc.*	198,021
3,412	LinkedIn Corp. (Class A Stock)*	350,242

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	25

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet Software & Services (cont’d.)
6,240	Oracle Corp.	$188,448
2,290	VeriSign, Inc.*	101,722
50,700	Yahoo!, Inc.*	803,088
3,500	Yandex NV (Netherlands)*	67,305

		2,664,429

Investment Companies 0.3%
576,000	Hutchison Port Holdings Trust (Singapore)	437,760
2,740	KKR Financial Holdings LLC	24,989

		462,749

IT Services 0.2%
1,850	Broadridge Financial Solutions, Inc.	39,164
1,300	International Business Machines Corp.	254,774
7,300	Logica PLC (United Kingdom)	11,942

		305,880

Leisure Equipment & Products 0.3%
7,600	Mattel, Inc.	267,292
1,824	Polaris Industries, Inc.	137,092

		404,384

Life Sciences Tools & Services 0.7%
21,425	Thermo Fisher Scientific, Inc.	1,192,730

Machinery 0.7%
1,450	Actuant Corp. (Class A Stock)	41,267
4,000	Cummins, Inc.	383,600
9,000	PACCAR, Inc.	360,090
3,200	Parker Hannifin Corp.	257,024
878	Twin Disc, Inc.	17,191
375	Valmont Industries, Inc.	46,455
671	Woodward, Inc.	22,526

		1,128,153

Machinery & Equipment 0.4%
1,189	Colfax Corp.*	34,410
4,400	Deere & Co.	338,008
515	Gardner Denver, Inc.	29,345
3,700	Kyowa Exeo Corp. (Japan)	37,971

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Machinery & Equipment (cont’d.)
1,900	Rheinmetall AG (Germany)	$94,780
2,590	Terex Corp.*	50,505

		585,019

Machinery - Construction & Mining 0.1%
8,423	Komatsu Ltd. (Japan)	186,858

Manufacturing 0.9%
7,500	Cookson Group PLC (United Kingdom)	64,513
22,329	Danaher Corp.	1,179,195
100	ESCO Technologies, Inc.	3,601
1,720	Polypore International, Inc.*	63,915
2,390	Siemens AG (Germany)	202,527

		1,513,751

Media 2.6%
7,700	CBS Corp. (Class B Stock)	257,642
51,612	Comcast Corp. (Special Class A Stock)	1,647,971
3,410	Discovery Communications, Inc. (Class A Stock)*	172,648
8,800	Interpublic Group of Cos., Inc. (The)	86,856
15,950	News Corp. (Class A Stock)	367,169
8,178	Pearson PLC (United Kingdom)	153,105
3,513	Publicis Groupe SA (France)	172,940
720	Time Warner Cable, Inc.	61,150
12,900	Time Warner, Inc.	504,648
8,340	Viacom, Inc. (Class B Stock)	389,562
5,160	Walt Disney Co. (The)	253,562
900	Wiley, (John) & Sons, Inc. (Class A Stock)	42,885

		4,110,138

Medical Supplies & Equipment 0.2%
3,470	Fresenius Medical Care AG & Co. KGaA (Germany)	250,840
2,256	Sirona Dental Systems, Inc.*	97,527

		348,367

Metals & Mining 0.8%
1,527	AMCOL International Corp.	46,879
3,900	ArcelorMittal (Luxembourg)	62,088
78,500	Arrium Ltd. (Australia)	58,665
952	BHP Billiton Ltd. (Australia)	31,623

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	27

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
5,400	Boliden AB (Sweden)	$81,871
16,600	Freeport-McMoRan Copper & Gold, Inc.	558,922
1,225	Globe Specialty Metals, Inc.	15,349
2,430	Joy Global, Inc.	126,214
1,611	Northwest Pipe Co.*	39,228
2,000	Rio Tinto Ltd. (Australia)	110,754
2,568	RTI International Metals, Inc.*	57,652
1,326	Timken Co.	48,001
3,756	Titanium Metals Corp.	43,795

		1,281,041

Miscellaneous Manufacturing 0.1%
318,000	Singamas Container Holdings Ltd. (Hong Kong)	65,825
8,900	Trelleborg AB (Sweden)	91,526

		157,351

Multi-Line Insurance
4,500	AXA SA (France)	54,674

Multi-Line Retail 0.4%
4,378	Dollar Tree, Inc.*	220,389
10,000	J.C. Penney Co., Inc.	225,100
6,400	Macy’s, Inc.	229,376

		674,865

Multi-Utilities 0.3%
14,800	Public Service Enterprise Group, Inc.	491,952

Office Electronics 0.3%
1,027	Canon, Inc. (Japan)	34,295
62,000	Xerox Corp.	429,660

		463,955

Oil & Gas 1.8%
1,210	Anadarko Petroleum Corp.	84,023
13,617	BG Group PLC (United Kingdom)	268,053
3,883	Cenovus Energy, Inc. (Canada)	118,676
2,170	EQT Corp.	122,388
1,372	Gulfport Energy Corp.*	28,263
1,900	Hess Corp.	89,604

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil & Gas (cont’d.)
26,207	National Oilwell Varco, Inc.	$1,894,766
4,774	Oasis Petroleum, Inc.*	124,983
4,700	Statoil ASA (Norway)	111,703

		2,842,459

Oil, Gas & Consumable Fuels 5.7%
2,331	Air Liquide SA (France)	260,691
4,800	Apache Corp.	413,376
46,000	BP PLC (United Kingdom)	305,435
5,940	Cabot Oil & Gas Corp.	250,609
4,310	Cameron International Corp.*	216,664
14,600	Chesapeake Energy Corp.	274,772
6,900	Chevron Corp.	756,102
153,505	CNOOC Ltd. (Hong Kong)	307,940
7,700	ConocoPhillips	419,188
705	Core Laboratories NV (Netherlands)	78,650
3,800	Devon Energy Corp.	224,656
3,750	Dresser-Rand Group, Inc.*	174,413
10,300	ENI SpA (Italy)	212,390
1,310	EOG Resources, Inc.	128,393
2,920	FMC Technologies, Inc.*	131,750
12,800	JX Holdings, Inc. (Japan)	61,527
2,439	Lufkin Industries, Inc.	112,316
15,400	Marathon Oil Corp.	407,638
4,500	Murphy Oil Corp.	241,470
2,860	Noble Energy, Inc.	250,050
6,033	Occidental Petroleum Corp.	525,052
1,649	Ocean Rig UDW, Inc. (Marshall Islands)*	24,719
2,700	Olsen (Fred) Energy ASA (Norway)	102,048
4,100	OMV AG (Austria)	128,643
1,588	ONEOK, Inc.	70,682
9,500	Phillips 66	357,200
1,500	Pioneer Natural Resources Co.	132,945
5,300	Repsol SA (Spain)	84,467
13,500	Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	474,897
7,700	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	543,312
6,347	Schlumberger Ltd. (Netherlands)	452,287
1,818	Swift Energy Co.*	33,978
5,700	Total SA (France)	262,636

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	29

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
14,500	Total SA, ADR (France)	$666,275
1,152	WGL Holdings, Inc.	46,598

		9,133,769

Paper & Forest Products 0.4%
14,300	International Paper Co.	469,183
15,500	Mondi PLC (United Kingdom)	131,867

		601,050

Pharmaceuticals 8.5%
35,818	Abbott Laboratories	2,375,092
8,347	Allergan, Inc.	685,038
6,900	AstraZeneca PLC (United Kingdom)	322,242
3,100	AstraZeneca PLC, ADR (United Kingdom)	145,111
954	BioMarin Pharmaceutical, Inc.*	37,483
16,740	Bristol-Myers Squibb Co.	595,944
2,724	Catamaran Corp (Canada)*	230,205
7,900	Eli Lilly & Co.	347,837
23,000	Endo Health Solutions, Inc.*	683,790
22,879	Express Scripts Holding Co.*	1,325,609
3,700	GlaxoSmithKline PLC (United Kingdom)	85,136
3,000	H. Lundbeck A/S (Denmark)	59,400
15,400	Johnson & Johnson	1,065,988
4,000	Kyorin Holdings, Inc. (Japan)	87,177
17,445	Mead Johnson Nutrition Co.	1,272,787
15,900	Merck & Co., Inc.	702,303
800	Merck KGaA (Germany)	80,459
2,040	Natural Grocers By Vitamin Cottage, Inc.*	41,371
7,722	Novartis AG (Switzerland)	453,429
3,700	Novartis AG, ADR (Switzerland)	216,894
2,588	Novo Nordisk A/S (Class B Stock) (Denmark)	399,038
926	Onyx Pharmaceuticals, Inc.*	69,422
3,700	Otsuka Holdings Co. Ltd. (Japan)	112,667
38,500	Pfizer, Inc.	925,540
900	Roche Holding AG (Switzerland)	159,368
1,469	Salix Pharmaceuticals Ltd.*	65,841
3,400	Sanofi (France)	277,399
6,300	Sanofi, ADR (France)	256,032
6,600	Shionogi & Co. Ltd. (Japan)	94,010
42,299	Sinopharm Group Co. Ltd. (Class H Stock) (China)	123,788

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
2,300	Teva Pharmaceutical Industries Ltd. (Israel)	$93,807
6,432	Teva Pharmaceutical Industries Ltd., ADR (Israel)	263,005
1,983	Theravance, Inc.*	57,765

		13,710,977

Pipelines 0.2%
11,088	Kinder Morgan, Inc.	397,061

Professional Services 0.1%
4,100	Manpower, Inc.	145,878
875	Towers Watson & Co. (Class A Stock)	51,301

		197,179

Real Estate 0.1%
7,000	Cheung Kong Holdings Ltd. (Hong Kong)	91,585

Real Estate Investment Trusts 1.2%
10,921	American Tower Corp.	789,698
42,400	Annaly Capital Management, Inc.	739,032
1,425	Associated Estates Realty Corp.	21,275
1,993	First Potomac Realty Trust	23,099
1,225	Highwoods Properties, Inc.	41,491
12,600	Kimco Realty Corp.	245,574
825	LaSalle Hotel Properties	21,664
3,684	Medical Properties Trust, Inc.	36,287
1,700	Redwood Trust, Inc.	21,913
3,940	Two Harbors Investment Corp.	45,192

		1,985,225

Retail 2.2%
4,400	Aoyama Trading Co. Ltd. (Japan)	85,949
1,304	AutoZone, Inc.*	489,300
70,100	Debenhams PLC (United Kingdom)	100,841
16,317	Dollar General Corp.*	832,330
900	EZCORP, Inc. (Class A Stock)*	20,250
2,757	Genesco, Inc.*	182,569
32,100	Home Retail Group PLC (United Kingdom)	38,906
2,100	K’s Holdings Corp. (Japan)	68,382
46,136	Kingfisher PLC (United Kingdom)	192,418
1,025	Lithia Motors, Inc. (Class A Stock)	28,557

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	31

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Retail (cont’d.)
8,319	Lululemon Athletica, Inc.*	$469,857
29,300	Marks & Spencer Group PLC (United Kingdom)	152,872
5,631	O’Reilly Automotive, Inc.*	482,802
1,707	Sally Beauty Holdings, Inc.*	45,099
347	Swatch Group AG (The) (Switzerland)	137,564
1,410	Tractor Supply Co.	128,127
1,100	Tsuruha Holdings, Inc. (Japan)	71,124

		3,526,947

Retail & Merchandising 3.4%
1,125	Big Lots, Inc.*	45,574
2,391	Cash America International, Inc.	91,623
2,811	Chico’s FAS, Inc.	43,064
3,610	Costco Wholesale Corp.	347,210
14,900	Kohl’s Corp.	740,828
40,100	Myer Holdings Ltd. (Australia)	76,869
3,190	PetSmart, Inc.	210,891
3,600	Shimachu Co. Ltd. (Japan)	75,658
24,827	Starbucks Corp.	1,124,167
7,439	Target Corp.	451,175
48,569	TJX Cos., Inc. (The)	2,150,635
69,800	Wal-Mart de Mexico SAB de CV (Class V Stock) (Mexico)	196,879

		5,554,573

Retail Apparel 0.1%
6,369	Hennes & Mauritz AB (Class B Stock) (Sweden)	235,119

Road & Rail 0.2%
3,300	Norfolk Southern Corp.	244,365
1,425	Werner Enterprises, Inc.	32,889

		277,254

Savings & Loan
3,475	Capitol Federal Financial, Inc.	40,727

Semiconductor Components 0.1%
13,776	ARM Holdings PLC (United Kingdom)	119,169

Semiconductors 0.4%
5,580	Altera Corp.	197,811
1,729	ASML Holding NV (Netherlands)	99,417

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors (cont’d.)
759	Cabot Microelectronics Corp.	$22,315
1,910	Cavium, Inc.*	51,608
2,225	Microsemi Corp.*	43,076
900	OYO Geospace Corp.*	85,302
5,128	Teradyne, Inc.*	75,433
1,929	Veeco Instruments, Inc.*	68,885

		643,847

Semiconductors & Semiconductor Equipment 1.2%
906	Cymer, Inc.*	51,832
3,800	Entegris, Inc.*	30,590
500	Hittite Microwave Corp.*	25,335
26,000	Intel Corp.	668,200
4,900	KLA-Tencor Corp.	249,459
3,460	Linear Technology Corp.	111,585
1,175	MKS Instruments, Inc.	31,020
5,950	RF Micro Devices, Inc.*	23,086
1,100	Semtech Corp.*	26,279
25,200	Texas Instruments, Inc.	686,448

		1,903,834

Software 2.8%
11,005	CA, Inc.	264,890
2,688	Cerner Corp.*	198,697
15,992	Check Point Software Technologies Ltd. (Israel)*	776,731
2,865	Citrix Systems, Inc.*	208,228
6,991	Compuware Corp.*	64,387
27,800	Electronic Arts, Inc.*	306,356
3,656	MedAssets, Inc.*	48,223
72,200	Microsoft Corp.	2,127,734
1,820	Opnet Technologies, Inc.	48,121
4,120	Parametric Technology Corp.*	88,745
2,753	QLIK Technologies, Inc.*	55,060
1,025	SS&C Technologies Holdings, Inc.*	24,907
1,125	Verint Systems, Inc.*	31,399
3,076	VMware, Inc. (Class A Stock)*	279,178

		4,522,656

Specialty Retail 1.7%
3,219	Aaron’s, Inc.	94,413

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	33

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
675	DSW, Inc. (Class A Stock)	$39,906
1,120	Francesca’s Holdings Corp.*	35,179
5,800	Gap, Inc. (The)	171,042
600	Group 1 Automotive, Inc.	32,250
16,154	Home Depot, Inc. (The)	842,916
11,949	Limited Brands, Inc.	568,175
6,167	Ross Stores, Inc.	409,736
18,300	Staples, Inc.	233,142
2,400	Tiffany & Co.	131,832
6,159	Urban Outfitters, Inc.*	188,157

		2,746,748

Steel Producers/Products
2,300	Voestalpine AG (Austria)	62,469

Telecommunications 2.3%
4,337	Arris Group, Inc.*	55,037
56,600	BT Group PLC (United Kingdom)	192,564
152,600	Cable & Wireless Communications PLC (United Kingdom)	74,668
13,900	CenturyLink, Inc.	577,406
1,319	EZchip Semiconductor Ltd. (Israel)*	48,368
3,000	France Telecom SA (France)	40,173
1,175	IPG Photonics Corp.*	60,900
55	KDDI Corp. (Japan)	378,686
6,800	Koninklijke KPN NV (Netherlands)	55,815
2,491	NICE Systems Ltd., ADR (Israel)*	89,676
4,300	Nippon Telegraph & Telephone Corp. (Japan)	199,604
70	NTT DoCoMo, Inc. (Japan)	117,010
22,317	QUALCOMM, Inc.	1,331,879
886	SBA Communications Corp. (Class A Stock)*	52,327
92,200	Telecom Italia SpA (Italy)	75,053
3,300	Telefonica SA (Spain)	37,433
18,000	Telstra Corp. Ltd. (Australia)	75,595
10,126	Vivendi (France)	192,047

		3,654,241

Textiles, Apparel & Luxury Goods 0.1%
969	PVH Corp.	76,968
1,779	Steven Madden Ltd.*	71,925

		148,893

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Tobacco 0.7%
7,100	Altria Group, Inc.	$255,387
6,929	British American Tobacco PLC (United Kingdom)	368,028
1,420	Lorillard, Inc.	182,669
3,720	Philip Morris International, Inc.	340,157

		1,146,241

Trading Companies & Distributors 0.1%
1,765	United Rentals, Inc.*	51,026
825	WESCO International, Inc.*	45,961

		96,987

Transportation 1.1%
1,528	Bristow Group, Inc.	69,936
3,046	Canadian National Railway Co. (Canada)	268,714
5,000	Deutsche Post AG (Germany)	89,767
5,018	Expeditors International of Washington, Inc.	178,490
1,980	Kansas City Southern	144,144
929	Landstar System, Inc.	45,902
2,500	Quality Distribution, Inc.*	25,250
19,000	Sankyu, Inc. (Japan)	71,085
10,000	Seino Holdings Co. Ltd. (Japan)	67,433
6,181	Union Pacific Corp.	757,852

		1,718,573

Wireless Telecommunication Services 0.7%
179,870	Vodafone Group PLC (United Kingdom)	514,773
22,000	Vodafone Group PLC, ADR (United Kingdom)	632,500

		1,147,273

	TOTAL COMMON STOCKS (cost $130,544,062)	154,051,494

PREFERRED STOCKS 0.4%

Automobile Manufacturers 0.2%
1,251	Volkswagen AG, 1.81% (Germany)	212,886

Commercial Banks 0.2%
7,800	Itau Unibanco Holding SA (PRFC), ADR (Brazil)	123,318

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	35

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

PREFERRED STOCKS (Continued)

Commercial Banks (cont’d.)
7,325	Wells Fargo & Co., Series J, 8.00%, CVT	$224,585

		347,903

	TOTAL PREFERRED STOCKS (cost $407,238)	560,789

UNAFFILIATED MUTUAL FUND
4,125	Ares Capital Corp. (cost $54,308)	68,599

	TOTAL LONG-TERM INVESTMENTS (cost $131,005,608)	154,680,882

SHORT-TERM INVESTMENT 3.9%

AFFILIATED MONEY MARKET MUTUAL FUND
6,204,329	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $6,204,329)(a)	6,204,329

	TOTAL INVESTMENTS 99.9% (cost $137,209,937; Note 5)	160,885,211
	Other assets in excess of liabilities(b) 0.1%	201,354

	NET ASSETS 100%	$161,086,565

The following abbreviations are used in the Portfolio descriptions:

ADR—American Depositary Receipt

CVA—Certificate Van Aandelen (Bearer)

CVT—Convertible Security

PRFC—Preference Shares

EUR—Euro

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

(b)	Includes net unrealized appreciation on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at July 31, 2012:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
Euro,
Expiring 11/08/12	State Street Bank	EUR	622	$814,480	$765,956	$48,524

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$128,591,197	$25,460,297	$—
Preferred Stocks	347,903	212,886	—
Unaffiliated Mutual Fund	68,599	—	—
Affiliated Money Market Mutual Fund	6,204,329	—	—
Other Financial Instruments*
Forward foreign currency exchange contracts	—	48,524	—

Total	$135,212,028	$25,721,707	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	37

Portfolio of Investments

as of July 31, 2012 continued

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2012 were as follows:

Pharmaceuticals	8.5%
Oil, Gas & Consumable Fuels	5.7
Insurance	4.3
Affiliated Money Market Mutual Fund	3.9
Commercial Banks	3.8
Computer Hardware	3.8
Retail & Merchandising	3.4
Chemicals	3.2
Software	2.8
Aerospace & Defense	2.6
Media	2.6
Diversified Financial Services	2.4
Telecommunications	2.3
Retail	2.2
Hotels, Restaurants & Leisure	2.0
Computer Services & Software	1.9
Oil & Gas	1.8
Biotechnology	1.7
Internet Services	1.7
Specialty Retail	1.7
Internet Software & Services	1.7
Financial Services	1.4
Food	1.4
Real Estate Investment Trusts	1.2
Semiconductors & Semiconductor Equipment	1.2
Beverages	1.2
Electric Utilities	1.1
Transportation	1.1
Food & Staples Retailing	1.0
Clothing & Apparel	1.0
Financial—Bank & Trust	1.0
Manufacturing	0.9
Banks	0.8
Metals & Mining	0.8
Energy Equipment & Services	0.8
Distribution/Wholesale	0.8
Life Sciences Tools & Services	0.7
Consumer Products & Services	0.7
Industrial Products	0.7
Wireless Telecommunication Services	0.7
Tobacco	0.7
Machinery	0.7%
Healthcare Services	0.7
Consumer Finance	0.7
Automobile Manufacturers	0.7
Food Products	0.6
Computers & Peripherals	0.5
Auto Components	0.5
Healthcare Products	0.5
Commercial Services	0.5
Electronic Components & Equipment	0.5
Entertainment & Leisure	0.5
Diversified Manufacturing	0.5
Industrial Conglomerates	0.4
Diversified Telecommunication Services	0.4
Multi-Line Retail	0.4
Semiconductors	0.4
Healthcare Equipment & Supplies	0.4
Auto Parts & Equipment	0.4
Electronic Equipment & Instruments	0.4
Paper & Forest Products	0.4
Machinery & Equipment	0.4
Healthcare Providers & Services	0.3
Household Products	0.3
Multi-Utilities	0.3
Business Services	0.3
Office Electronics	0.3
Investment Companies	0.3
Diversified Operations	0.3
Leisure Equipment & Products	0.3
Capital Markets	0.3
Pipelines	0.2
Medical Supplies & Equipment	0.2
Hand/Machine Tools	0.2
Air Freight & Logistics	0.2
IT Services	0.2
Diversified Consumer Services	0.2
Independent Power Producers & Energy Traders	0.2
Road & Rail	0.2
Retail Apparel	0.1
Construction	0.1

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Industry (cont’d.)
Communications Equipment	0.1%
Professional Services	0.1
Engineering & Construction	0.1
Machinery—Construction & Mining	0.1
Containers & Packaging	0.1
Cosmetics & Toiletries	0.1
Airlines	0.1
Environmental Control	0.1
Miscellaneous Manufacturing	0.1
Textiles, Apparel & Luxury Goods	0.1
Electric	0.1%
Apparel & Textile	0.1
Semiconductor Components	0.1
Gas Utilities	0.1
Holding Companies	0.1
Trading Companies & Distributors	0.1
Real Estate	0.1

99.9
Other assets in excess of liabilities	0.1

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$48,524	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$87,062	$87,062
Equity contracts	(3,351)	—	(3,351)

Total	$(3,351)	$87,062	$83,711

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	39

Portfolio of Investments

as of July 31, 2012 continued

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$56,687

For the year ended July 31, 2012, the Fund’s average volume of derivative activities are as follows:

Forward Foreign Currency Exchange Purchase Contracts(1)	Forward Foreign Currency Exchange Sale Contracts(2)
$26,813	$827,649

(1)	Value at Settlement Date Payable.
(2)	Value at Settlement Date Receivable.

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • JULY 31, 2012

Target Asset Allocation Funds/Target Growth Allocation Fund

Statement of Assets and Liabilities

as of July 31, 2012

Assets
Investments at value:
Unaffiliated Investments (cost $131,005,608)	$154,680,882
Affiliated Investments (cost $6,204,329)	6,204,329
Cash	4,950
Foreign currency, at value (cost $156,796)	157,327
Receivable for investments sold	1,198,363
Dividends receivable	173,995
Tax reclaim receivable	91,095
Unrealized appreciation on foreign currency exchange contracts	48,524
Receivable for Fund shares sold	35,271

Total assets	162,594,736

Liabilities
Payable for investments purchased	873,510
Accrued expenses and other liabilities	247,969
Payable for Fund shares reacquired	186,502
Management fee payable	101,773
Distribution fee payable	67,183
Affiliated transfer agent fee payable	27,527
Deferred trustees’ fees	3,707

Total liabilities	1,508,171

Net Assets	$161,086,565

Net assets were comprised of:
Shares of beneficial interest, at par	$14,515
Paid-in capital, in excess of par	180,823,914

180,838,429
Undistributed net investment income	637,450
Accumulated net realized loss on investment and foreign currency transactions	(44,112,415)
Net unrealized appreciation on investments and foreign currencies	23,723,101

Net assets, July 31, 2012	$161,086,565

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share, ($105,678,206 ÷ 9,238,966 shares of common stock issued and outstanding)	$11.44
Maximum sales charge (5.5% of offering price)	0.67

Maximum offering price to public	$12.11

Class B
Net asset value, offering price and redemption price per share, ($18,005,273 ÷ 1,722,183 shares of common stock issued and outstanding)	$10.45

Class C
Net asset value, offering price and redemption price per share, ($35,214,989 ÷ 3,365,705 shares of common stock issued and outstanding)	$10.46

Class R
Net asset value, offering price and redemption price per share, ($2,449 ÷ 215.7 shares of common stock issued and outstanding)	$11.35

Class X
Net asset value, offering price and redemption price per share, ($188,516 ÷ 17,677 shares of common stock issued and outstanding)	$10.66

Class Z
Net asset value, offering price and redemption price per share, ($1,997,132 ÷ 169,770 shares of common stock issued and outstanding)	$11.76

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	43

Statement of Operations

Year Ended July 31, 2012

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes $149,894)	$3,563,705
Affiliated dividend income	12,945

3,576,650

Expenses
Management fee	1,239,111
Distribution fee—Class A	263,809
Distribution fee—Class B	204,665
Distribution fee—Class C	371,613
Distribution fee—Class M	956
Distribution fee—Class R	12
Distribution fee—Class X	816
Transfer agent’s fees and expenses (including affiliated expense of $157,700)	356,000
Custodian’s fees and expenses	267,000
Registration fees	110,000
Reports to shareholders	53,000
Audit fee	44,000
Legal fee	30,000
Trustees’ fees	14,000
Insurance expense	4,000
Loan interest expense (Note 7)	79
Miscellaneous	34,829

Total expenses	2,993,890

Net investment income	582,760

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain on:
Investment transactions	8,685,516
Foreign currency transactions	63,579

8,749,095

Net change in unrealized appreciation (depreciation) on:
Investments	(10,894,312)
Foreign currencies	14,298

(10,880,014)

Net loss on investments	(2,130,919)

Net Decrease In Net Assets Resulting From Operations	$(1,548,159)

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Year Ended July 31,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$582,760	$358,305
Net realized gain on investment and foreign currency transactions	8,749,095	17,984,733
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(10,880,014)	12,131,854

Net increase (decrease) in net assets resulting from operations	(1,548,159)	30,474,892

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(310,413)	—
Class B	—	—
Class C	—	—
Class M	—	—
Class R	(1)	—
Class X	(1,261)	—
Class Z	(7,935)	—

	(319,610)	—

Capital Contributions (Note 2)
Class X	—	185

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	7,683,966	16,650,268
Net asset value of shares issued in reinvestment of dividends and distributions	313,586	—
Cost of shares reacquired	(29,425,945)	(39,310,006)

Net decrease in net assets resulting from Fund share transactions	(21,428,393)	(22,659,738)

Total increase (decrease)	(23,296,162)	7,815,339

Net Assets
Beginning of year	184,382,727	176,567,388

End of year(a)	$161,086,565	$184,382,727

(a) Includes undistributed net income of:	$637,450	$311,736

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	45

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end, diversified management investment company presently consisting of three portfolios: Target Moderate Allocation Fund, Target Conservative Allocation Fund and Target Growth Allocation Fund (the “Fund”). These financial statements relate only to Target Growth Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisers”), each managing a portion of the Fund’s assets. The following lists the Subadvisers and their respective segment during the year ended July 31, 2012.

Fund Segment	Subadviser
Large-cap growth stocks	Marsico Capital Management, LLC Massachusetts Financial Services Company

Large-cap value stocks	Eaton Vance Management/ Epoch Investment Partners, Inc.* Hotchkis and Wiley Capital Management LLC NFJ Investment Group LLC

International stocks	LSV Asset Management Thornburg Investment Management, Inc.

Small/Mid-cap growth stocks	Eagle Asset Management, Inc.

Small/Mid-cap value stocks	EARNEST Partners, LLC Vaughan Nelson Investment Management, L.P

*	Effective July 19, 2012, Epoch Investment Partners replaced Eaton Vance Management.

The investment objective of the Fund is to provide long-term capital appreciation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees has delegated fair valuation responsibilities to the Manager through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is

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established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Portfolio to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Fund’s Schedule of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stock, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such adjustment factors are classified as Level 2 of the fair value hierarchy.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Target Asset Allocation Funds/Target Growth Allocation Fund	47

Notes to Financial Statements

continued

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, U.S. Treasury obligations, and sovereign issues are usually valued at prices provide by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal term, tranche level attributes, yield curve, prepayment speeds, and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost which approximates fair market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or

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bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Target Asset Allocation Funds/Target Growth Allocation Fund	49

Notes to Financial Statements

continued

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Warrants and Rights: The Fund held warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may

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require the use of certain estimates by management. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 0.75% of average daily net assets up to $500 million, 0.70% of average daily net assets for the next $500 million and 0.65% of average daily net assets in excess

Target Asset Allocation Funds/Target Growth Allocation Fund	51

Notes to Financial Statements

continued

of $1 billion. The effective management fee rate was 0.75% for the year ended July 31, 2012.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class M, Class R and Class Z shares of the Fund. In addition, the Fund has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, serves as co-distributor of the Class M and Class X shares of the Fund. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS and PAD, as applicable, for distribution related activities at an annual rate of up to .30%, 1%, 1%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. PIMS has contractually agreed through November 30, 2012 to limit such expenses to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

Management has received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the manager are contributed back into the Fund and included in the Statement of Changes and Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it has received $78,957 in front-end sales charges resulting from sales of Class A during the year ended July 31, 2012. From these fees, PIMS paid such sales charges to broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2012, it has received $295, $37,014, and $1,464 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B, and Class C shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Portfolio are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government securities, for the year ended July 31, 2012, aggregated $109,219,276 and $130,642,729, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended July 31, 2012, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $62,564 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and other book to tax differences. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by these changes.

For the year ended July 31, 2012, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $319,610 of ordinary income. For the year ended July 31, 2011, there were no distributions paid by the Fund.

Target Asset Allocation Funds/Target Growth Allocation Fund	53

Notes to Financial Statements

continued

As of July 31, 2012, the accumulated undistributed earnings on a tax basis was $693,789 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation
$144,071,832	$30,654,851	$(13,841,472)	$16,813,379	$(698)	$16,812,681

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency transactions and mark to market of receivables and payables.

Under the Regulated Investment Company Modernization Act of 2010 (”the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended July 31, 2012 (”post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before July 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $6,313,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended July 31, 2012. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of July 31, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2018	$36,798,000

The Fund elected to treat post-October capital losses of approximately $456,000 as having been incurred in the following fiscal year (July 31, 2013).

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Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a monthly basis approximately ten years after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no class M shares outstanding and Class M shares are no longer being offered for sale. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. As of July 31, 2012, Prudential owned 216 Class R shares of the Fund.

Target Asset Allocation Funds/Target Growth Allocation Fund	55

Notes to Financial Statements

continued

Class A	Shares	Amount
Year ended July 31, 2012:
Shares sold	368,730	$4,066,164
Shares issued in reinvestment of dividends and distributions	28,375	305,036
Shares reacquired	(1,656,781)	(18,283,333)

Net increase (decrease) in shares outstanding before conversion	(1,259,676)	(13,912,133)
Shares issued upon conversion from Class B, Class M, and Class X	501,426	5,489,592

Net increase (decrease) in shares outstanding	(758,250)	$(8,422,541)

Year ended July 31, 2011:
Shares sold	1,096,884	$12,074,264
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(2,086,641)	(23,089,117)

Net increase (decrease) in shares outstanding before conversion	(989,757)	(11,014,853)
Shares issued upon conversion from Class B, Class M, and Class X	714,000	7,893,665

Net increase (decrease) in shares outstanding	(275,757)	$(3,121,188)

Class B
Year ended July 31, 2012:
Shares sold	163,794	$1,657,699
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(284,673)	(2,855,223)

Net increase (decrease) in shares outstanding before conversion	(120,879)	(1,197,524)
Shares reaquired upon conversion into Class A	(492,682)	(4,940,154)

Net increase (decrease) in shares outstanding	(613,561)	$(6,137,678)

Year ended July 31, 2011:
Shares sold	194,434	$1,971,991
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(451,079)	(4,560,984)

Net increase (decrease) in shares outstanding before conversion	(256,645)	(2,588,993)
Shares reaquired upon conversion into Class A	(651,116)	(6,603,508)

Net increase (decrease) in shares outstanding	(907,761)	$(9,192,501)

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Class C	Shares	Amount
Year ended July 31, 2012:
Shares sold	125,350	$1,263,721
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(757,388)	(7,666,449)

Net increase (decrease) in shares outstanding before conversion	(632,038)	(6,402,728)
Shares reacquired upon conversion into Class Z	(2,309)	(22,621)

Net increase (decrease) in shares outstanding	(634,347)	$(6,425,349)

Year ended July 31, 2011:
Shares sold	192,897	$1,953,151
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(1,024,910)	(10,431,687)

Net increase (decrease) in shares outstanding	(832,013)	$(8,478,536)

Class M
Period ended April 13, 2012**:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(3,801)	(36,659)

Net increase (decrease) in shares outstanding before conversion	(3,801)	(36,659)
Shares reacquired upon conversion into Class A	(25,366)	(255,376)

Net increase (decrease) in shares outstanding	(29,167)	$(292,035)

Year ended July 31, 2011:
Shares sold	814	$8,832
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(14,203)	(138,349)

Net increase (decrease) in shares outstanding before conversion	(13,389)	(129,517)
Shares reacquired upon conversion into Class A	(68,704)	(713,787)

Net increase (decrease) in shares outstanding	(82,093)	$(843,304)

Class R
Year ended July 31, 2012:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	— *	1
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	—	$1

Year ended July 31, 2011:
Shares sold	1,390	$15,657
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(9,435)	(112,515)

Net increase (decrease) in shares outstanding	(8,045)	$(96,858)

Target Asset Allocation Funds/Target Growth Allocation Fund	57

Notes to Financial Statements

continued

Class X	Shares	Amount
Year ended July 31, 2012:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	126	1,261
Shares reacquired	(3,795)	(38,201)

Net increase (decrease) in shares outstanding before conversion	(3,669)	(36,940)
Shares reacquired upon conversion into Class A	(28,477)	(294,062)

Net increase (decrease) in shares outstanding	(32,146)	$(331,002)

Year ended July 31, 2011:
Shares sold	1,750	$18,916
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(39,910)	(390,751)

Net increase (decrease) in shares outstanding before conversion	(38,160)	(371,835)
Shares reacquired upon conversion into Class A	(54,589)	(576,370)

Net increase (decrease) in shares outstanding	(92,749)	$(948,205)

Class Z
Year ended July 31, 2012:
Shares sold	60,081	$696,382
Shares issued in reinvestment of dividends and distributions	661	7,288
Shares reacquired	(49,757)	(546,080)

Net increase (decrease) in shares outstanding before conversion	10,985	157,590
Shares issued upon conversion from Class C	2,066	22,621

Net increase (decrease) in shares outstanding	13,051	$180,211

Year ended July 31, 2011:
Shares sold	52,178	$607,457
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(51,645)	(586,603)

Net increase (decrease) in shares outstanding	533	$20,854

*	Less than 0.5 shares
**	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for

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the period December 16, 2011 through December 14, 2012. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another Syndicated Credit Agreement of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under these SCAs is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended July 31, 2012. The Fund had an average outstanding balance of $125,133 for 15 days at an average interest rate of 1.50%

Note 8. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Target Asset Allocation Funds/Target Growth Allocation Fund	59

Financial Highlights

Class A Shares
	Year Ended July 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.49	$9.73	$8.77	$11.52	$14.62
Income (loss) from investment operations:
Net investment income	.07	.05	.04	.09	.13
Net realized and unrealized gain (loss) on investments	(.09)	1.71	.98	(2.73)	(1.90)
Total from investment operations	(.02)	1.76	1.02	(2.64)	(1.77)
Less Dividends and Distributions:
Dividends from net investment income	(.03)	-	(.06)	(.11)	(.07)
Distributions from net realized gains	-	-	-	- (e)	(1.26)
Total dividends and distributions	(.03)	-	(.06)	(.11)	(1.33)
Net asset value, end of year	$11.44	$11.49	$9.73	$8.77	$11.52
Total Return(a)	(.14)%	18.09%	11.69%	(22.71)%	(13.25)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$105,678	$114,839	$99,938	$95,405	$124,579
Average net assets (000)	$105,524	$112,821	$102,324	$89,232	$135,539
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.55%	1.51%	1.57%	1.58%	1.36%
Expenses, excluding distribution and service (12b-1) fees	1.30%	1.26%	1.32%	1.33%	1.11%
Net investment income	.61%	.48%	.38%	1.03%	1.01%
Portfolio turnover rate	68%	73%	97%	135%	83%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the period.

(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily assets of the Class A shares.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Less than $.005 per share.

See Notes to Financial Statements.

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Class B Shares
	Year Ended July 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.55	$9.00	$8.13	$10.68	$13.67
Income (loss) from investment operations:
Net investment income (loss)	(.01)	(.03)	(.03)	.02	.03
Net realized and unrealized gain (loss) on investments	(.09)	1.58	.91	(2.52)	(1.76)
Total from investment operations	(.10)	1.55	.88	(2.50)	(1.73)
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.01)	(.05)	-
Distributions from net realized gains	-	-	-	- (d)	(1.26)
Total dividends and distributions	-	-	(.01)	(.05)	(1.26)
Net asset value, end of year	$10.45	$10.55	$9.00	$8.13	$10.68
Total Return(a)	(.95)%	17.22%	10.80%	(23.29)%	(13.86)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18,005	$24,634	$29,184	$33,691	$58,763
Average net assets (000)	$20,467	$28,562	$33,068	$37,140	$78,596
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.30%	2.26%	2.32%	2.33%	2.11%
Expenses, excluding distribution and service (12b-1) fees	1.30%	1.26%	1.32%	1.33%	1.11%
Net investment income (loss)	(.13)%	(.27)%	(.36)%	.31%	.26%
Portfolio turnover rate	68%	73%	97%	135%	83%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	61

Financial Highlights

continued

Class C Shares
	Year Ended July 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.55	$9.00	$8.13	$10.68	$13.67
Income (loss) from investment operations:
Net investment income (loss)	(.01)	(.03)	(.03)	.02	.03
Net realized and unrealized gain (loss) on investments	(.08)	1.58	.91	(2.52)	(1.76)
Total from investment operations	(.09)	1.55	.88	(2.50)	(1.73)
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.01)	(.05)	-
Distributions from net realized gains	-	-	-	- (d)	(1.26)
Total dividends and distributions	-	-	(.01)	(.05)	(1.26)
Net asset value, end of year	$10.46	$10.55	$9.00	$8.13	$10.68
Total Return(a)	(.85)%	17.22%	10.80%	(23.29)%	(13.86)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$35,215	$42,214	$43,511	$48,649	$76,714
Average net assets (000)	$37,161	$44,983	$48,040	$51,040	$96,952
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.30%	2.26%	2.32%	2.33%	2.11%
Expenses, excluding distribution and service (12b-1) fees	1.30%	1.26%	1.32%	1.33%	1.11%
Net investment income (loss)	(.14)%	(.27)%	(.37)%	.30%	.26%
Portfolio turnover rate	68%	73%	97%	135%	83%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

62	Visit our website at www.prudentialfunds.com

Class M Shares
	Period Ended April 13,		Year Ended July 31,
	2012(b)(e)		2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.58		$9.02	$8.15	$10.70	$13.70	$12.54
Income (loss) from investment operations:
Net investment income (loss)	(.02)		(.03)	(.03)	.03	.03	(.01)
Net realized and unrealized gain (loss) on investments	.19		1.59	.91	(2.53)	(1.77)	2.01
Total from investment operations	.17		1.56	.88	(2.50)	(1.74)	2.00
Less Dividends and Distributions:
Dividends from net investment income	-		-	(.01)	(.05)	-	-
Distributions from net realized gains	-		-	-	- (d)	(1.26)	(.84)
Total dividends and distributions	-		-	(.01)	(.05)	(1.26)	(.84)
Net asset value, end of period	$10.75		$10.58	$9.02	$8.15	$10.70	$13.70
Total Return(a)	1.61%		17.29%	10.77%	(23.24)%	(13.91)%	16.28%

Ratios/Supplemental Data:
Net assets, end of period (000)	$15		$308	$1,004	$2,154	$4,712	$10,851
Average net assets (000)	$135		$671	$1,680	$2,773	$8,028	$10,882
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.32%	(f)	2.26%	2.32%	2.33%	2.11%	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.32%	(f)	1.26%	1.32%	1.33%	1.11%	1.10%
Net investment income (loss)	(.19)%	(f)	(.32)%	(.36)%	.33%	.25%	(.10)%
Portfolio turnover rate	68%	(g)(h)	73%	97%	135%	83%	71%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

(e) As of April 13, 2012, the last conversion of Class M shares was completed. There are no shares outstanding and Class M shares are no longer offered for sale.

(f) Annualized.

(g) Not annualized.

(h) Calculated as of July 31, 2012.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	63

Financial Highlights

continued

Class R Shares
	Year Ended July 31,
	2012(b)		2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.38		$9.66	$8.71	$11.44	$14.52
Income (loss) from investment operations:
Net investment income (loss)	.06		.01	.01	.07	.10
Net realized and unrealized gain (loss) on investments	(.09)		1.71	.98	(2.71)	(1.88)
Total from investment operations	(.03)		1.72	.99	(2.64)	(1.78)
Less Dividends and Distributions:
Dividends from net investment income	-	(d)	-	(.04)	(.09)	(.04)
Distributions from net realized gains	-		-	-	- (d)	(1.26)
Total dividends and distributions	-	(d)	-	(.04)	(.09)	(1.30)
Net asset value, end of year	$11.35		$11.38	$9.66	$8.71	$11.44
Total Return(a)	(.24)%		17.81%	11.40%	(22.90)%	(13.42)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2		$2	$80	$225	$323
Average net assets (000)	$2		$74	$122	$203	$339
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(e)	1.65%		1.76%	1.82%	1.83%	1.61%
Expenses, excluding distribution and service (12b-1) fees	1.15%		1.26%	1.32%	1.33%	1.11%
Net investment income (loss)	.55%		.14%	.14%	.82%	.77%
Portfolio turnover rate	68%		73%	97%	135%	83%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

(e) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily assets of the Class R shares.

See Notes to Financial Statements.

64	Visit our website at www.prudentialfunds.com

Class X Shares
	Year Ended July 31,
	2012(b)	2011(b)		2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.71	$9.07		$8.17	$10.68	$13.68
Income (loss) from investment operations:
Net investment income (loss)	.06	.04		.03	.04	.03
Net realized and unrealized gain (loss) on investments	(.08)	1.60		.93	(2.50)	(1.77)
Total from investment operations	(.02)	1.64		.96	(2.46)	(1.74)
Less Dividends and Distributions:
Dividends from net investment income	(.03)	-		(.06)	(.05)	-
Distributions from net realized gains	-	-		-	- (d)	(1.26)
Total dividends and distributions	(.03)	-		(.06)	(.05)	(1.26)
Capital Contributions	-	-	(d)	- (d)	- (d)	-
Net asset value, end of year	$10.66	$10.71		$9.07	$8.17	$10.68
Total Return(a)	(.15)%	18.08%		11.71%	(22.91)%	(13.93)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$189	$534		$1,293	$1,705	$3,759
Average net assets (000)	$326	$846		$1,593	$2,123	$4,440
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.55%	1.51%		1.57%	2.09%	2.11%
Expenses, excluding distribution and service (12b-1) fees	1.30%	1.26%		1.32%	1.33%	1.11%
Net investment income (loss)	.59%	.44%		.39%	.56%	.26%
Portfolio turnover rate	68%	73%		97%	135%	83%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	65

Financial Highlights

continued

Class Z Shares
	Year Ended July 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.81	$9.98	$8.99	$11.81	$14.95
Income (loss) from investment operations:
Net investment income	.10	.08	.06	.12	.17
Net realized and unrealized gain (loss) on investments	(.09)	1.75	1.02	(2.81)	(1.94)
Total from investment operations	.01	1.83	1.08	(2.69)	(1.77)
Less Dividends and Distributions:
Dividends from net investment income	(.06)	-	(.09)	(.13)	(.11)
Distributions from net realized gains	-	-	-	- (d)	(1.26)
Total dividends and distributions	(.06)	-	(.09)	(.13)	(1.37)
Net asset value, end of year	$11.76	$11.81	$9.98	$8.99	$11.81
Total Return(a)	.12%	18.34%	11.98%	(22.54)%	(13.00)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,997	$1,851	$1,558	$1,741	$5,234
Average net assets (000)	$1,639	$1,707	$1,600	$2,938	$7,414
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.30%	1.26%	1.32%	1.33%	1.11%
Expenses, excluding distribution and service (12b-1) fees	1.30%	1.26%	1.32%	1.33%	1.11%
Net investment income	.87%	.73%	.62%	1.32%	1.25%
Portfolio turnover rate	68%	73%	97%	135%	83%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

66	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Target Asset Allocation Funds—Target Growth Allocation Fund:

We have audited the accompanying statement of assets and liabilities of the Target Growth Allocation Fund (hereafter referred to as the “Fund”), a portfolio of the Target Asset Allocation Funds, including the portfolio of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 20, 2012

Target Asset Allocation Funds/Target Growth Allocation Fund	67

Tax Information

(Unaudited)

For the year ended July 31, 2012, the Fund reports the following percentages of ordinary income distributions paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); and 2) eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code (DRD):

	QDI	DRD
Target Growth Allocation Fund	100.00%	100.00%

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2012.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 61

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 61

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 61

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 61

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Target Asset Allocation Funds/Target Growth Allocation Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 61

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 61

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 61

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (49) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 61

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Target Asset Allocation Funds/Target Growth Allocation Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (56) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an Officer of the Funds is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan,2012; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements

Approval of Existing Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Target Growth Allocation Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with various subadvisers. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and each subadviser. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Target Growth Allocation Fund is one of three series which, together, comprise the Target Asset Allocation Funds.

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadviser,2 each of which serve as subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other

[2]

The Fund’s subadvisers are: Epoch Investment Partners, Inc. (“Epoch”), Marsico Capital Management, LLC, Massachusetts Financial Services Company, Hotchkis and Wiley Capital Management, LLC, NFJ Investment Group L.P., Eagle Asset Management, Inc., EARNEST Partners LLC, Vaughan Nelson Investment Management, L.P., LSV Asset Management, and Thornburg Investment Management, Inc. The Board approved the appointment of Epoch to replace Eaton Vance Management at the meeting on June 5-7, 2012.

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relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Multi-Cap Core Funds Performance Universe)3 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

[3]

Although Lipper classifies the Fund in its Large-Cap Core Funds Performance Universe, the Lipper Multi-Cap Core Funds Performance Universe was utilized for performance comparisons because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	4th Quartile	3rd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 4th Quartile
•	The Board noted that the Fund outperformed its benchmark index over the ten-year period, although it underperformed over the one-, three-, and five-year periods.
•

The Board also considered PI’s explanation that the Fund’s underperformance was primarily attributable to underperformance by subadvisers responsible for the Fund’s large cap growth and large cap value sleeves.

•

The Board further noted that it had approved a recommendation by PI to replace Eaton Vance Management, one of the Fund’s existing subadvisers, with a new subadviser to address the Fund’s underperformance.

•	The Board noted information provided by PI indicating that the Fund’s fourth quartile ranking for expenses was attributable to the costs associated with the Fund’s relatively complex sleeve structure.
•	The Board concluded that it was reasonable to continue to monitor the Fund’s performance, and therefore it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements (continued)

Board Approval of a New Subadvisory Agreement

At meetings of the Board held on June 6, 2012, the Trustees, including the Independent Trustees, unanimously approved the recommendations by the Fund’s investment manager, Prudential Investments LLC (“PI” or the “Manager”) to appoint Epoch Investment Partners, Inc. (“Epoch”) as a subadviser with respect to the Fund, in replacement of Eaton Vance Management (“Eaton Vance”). In approving the new subadvisory agreement between PI and Epoch (the “Subadvisory Agreement”), the Board, including the Independent Trustees advised by their independent legal counsel, K&L Gates LLP, considered the factors they deemed relevant, including the nature, quality and extent of services to be provided to the Fund by Epoch; any relevant comparable performance information; the fees proposed to be paid by the Manager to Epoch under the Subadvisory Agreement; and the potential for economies of scale that may be shared with the Fund and its shareholders. In connection with its deliberations, the Trustees reviewed performance, compliance and organization materials regarding Epoch and received presentations from PI, as well as from representatives of Epoch. The Board also received materials relating to the Subadvisory Agreement and had the opportunity to ask questions and request further information.

The Trustees determined that the overall arrangements between the Manager and Epoch, pursuant to the terms of the Subadvisory Agreement, are appropriate in light of the services to be performed and the fees to be charged under the Subadvisory Agreement and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services to be provided to the Fund by Epoch under the Subadvisory Agreement, namely, that Epoch would provide day-to-day fund management services to a portion of the Fund and comply with all Fund policies and applicable rules and regulations. The Board also noted that the nature and extent of the services to be provided to the Fund under the Subadvisory Agreement were generally similar to those provided by the other current subadvisers to the Fund under their respective subadvisory agreements.

With respect to the quality of services, the Board considered, among other things, the background and experience of Epoch’s fund management team. In connection with the recent annual review of advisory and subadvisory agreements, the Board had

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reviewed the qualifications, backgrounds and responsibilities of the fund managers who would be responsible for the day-to-day management of the Fund, and the Board was provided with information pertaining to Epoch’s organizational structure, senior management, investment operations, and other relevant information pertaining to Epoch. The Board noted that it received a favorable compliance report from the Fund’s Chief Compliance Officer (“CCO”) as to Epoch.

The Board concluded that there was a reasonable basis on which to conclude that the services to be provided by Epoch under the Subadvisory Agreement should be comparable to the services that were provided by Eaton Vance to the Fund. The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services to be provided by Epoch and that there was a reasonable basis on which to conclude that the Fund would benefit from the subadvisory services to be provided by Epoch under the Subadvisory Agreement.

Performance of the Fund

The Board received and considered information regarding the performance of other investment companies managed by Epoch utilizing an investment style and strategy similar to that proposed for the Fund. The Board concluded that it was satisfied with the performance record of Epoch in the proposal strategy.

Investment Subadvisory Fee Rates

The Board considered that the proposed subadvisory fee rates payable by PI to Epoch under the Subadvisory Agreement were higher than the fee rate applicable to Eaton Vance. The Board also considered, among other things, the fee rates payable to Epoch by other funds with an investment objective similar to that of the Fund. The Board noted that PI, not the Fund, pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of management fees paid by the Fund. The Board considered the proposed subadvisory fees of 0.275% of the Fund’s first $1 billion of average daily net assets and 0.20% of the Fund’s average daily assets in excess of $1 billion to be paid by the Manager to Epoch. The Board noted that the proposed fee for Epoch is based on combined assets in the retail funds’ portfolio that are subadvised by Epoch, managed by the Manager and have substantially the same investment strategy. The Board concluded that the proposed subadvisory fee rate payable to Epoch under the new Subadvisory Agreement was reasonable.

Profitability

In connection with their annual review of subadvisory agreements, the Board considered the profitability of PI and subadvisers affiliated with PI. The Board

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements (continued)

concluded that the level of profitability of a subadviser not affiliated with PI, such as Epoch, may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee. Nonetheless, because the engagement of Epoch is new, there is no historical profitability with regard to its arrangements with the Fund. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale

In connection with their annual review of advisory agreements, the Board considered the potential for Epoch to experience economies of scale as the amount of assets managed by Epoch increased in size. The Board further considered that the proposed subadvisory fee rate for Epoch would include breakpoints in the fee rate paid by the Manager to Epoch, and that the subadvisory breakpoints would reduce that fee rate if the amount of assets managed by Epoch increased in size. The Board noted that there was no proposed change in advisory agreements’ fee rates and breakpoints and that it would again review economies of scale at the next annual review of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Epoch and its affiliates as a result of their relationship with the Fund. The Boards concluded that any potential benefits to be derived by Epoch included its ability to use soft dollar credits, brokerage commissions received by affiliates of Epoch, potential access to additional research resources, larger assets under management and benefits to their respective reputations, which were consistent with those generally derived by subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the Subadvisory Agreement was in the best interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Eagle Asset Management, Inc.	880 Carillon Parkway St. Petersburg, FL 33716

	EARNEST Partners, LLC	1180 Peachtree Street Suite 2300 Atlanta, GA 30309

	Epoch Investment Partners, Inc.	640 Fifth Avenue New York, NY 10019

	Hotchkis and Wiley Capital Management	725 South Figueroa Street 39th Floor Los Angeles, CA 90017

	LSV Asset Management	155 North Wacker Drive Suite 4600 Chicago, IL 60606

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	Massachusetts Financial Services Company	500 Boylston Street Boston, MA 02116

	NFJ Investment Group L.P.	2100 Ross Avenue Dallas, TX 75201

	Thornburg Investment Management, Inc.	2300 North Ridgetop Road Santa Fe, NM 87506

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings as of the end of each calendar month is also available on the Fund’s website no sooner than approximately three business days prior to the end of the following month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

TARGET GROWTH ALLOCATION FUND

SHARE CLASS	A	B	C	R	X	Z
NASDAQ	PHGAX	PIHGX	PHGCX	PGARX	N/A	PDHZX
CUSIP	87612A823	87612A815	87612A799	87612A781	87612A757	87612A773

MFSP504E5    0231559-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2012 and July 31, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $185,000 and $185,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.
(b) Audit-Related Fees

None.

(c) Tax Fees

During the fiscal year ended July 31, 2012, KPMG billed the Registrant $179 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders. Not applicable for the fiscal year ended July 31, 2011.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2012 and 2011. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2012 and 2011 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

	(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

	(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

		(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

		(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Target Asset Allocation Funds

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	September 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 24, 2012

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	September 24, 2012